UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

OMNICELL, INC.

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

OMNICELL, INC.
4220 North Freeway
Fort Worth, Texas 76137
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 19, 2026
Dear Stockholder:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Omnicell, Inc., a Delaware corporation (the “Company”). The meeting will be held on Tuesday, May 19, 2026 at 4:30 p.m. Eastern Time. The Annual Meeting will be held in a virtual meeting format only, via live audio webcast.
To attend the Annual Meeting, please visit meetnow.global/MKXZRSQ. The live audio webcast will begin promptly at 4:30 p.m. Eastern Time, with online access beginning at 4:15 p.m. Eastern Time. If you plan to attend the Annual Meeting, please refer to the attendance and registration information in the accompanying proxy statement (“Proxy Statement”).
The Annual Meeting will be held for the following purposes:
1.   To elect the three Class I directors named in these proxy materials to hold office until the 2029 Annual Meeting of Stockholders.
2.   To hold an advisory vote to approve named executive officer compensation.
3.   To approve an amendment to the Omnicell, Inc. 2009 Equity Incentive Plan, as amended, to, among other items, add an additional 1,600,000 shares to the number of shares of common stock authorized for issuance under such plan.
4.   To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to provide exculpation from personal liability for certain officers as permitted by Delaware law and make certain other minor, non-substantive updates.
5.   To ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026.
6.   To conduct any other business properly brought before the meeting.
These items of business are more fully described in the Proxy Statement accompanying this notice.
The record date for the Annual Meeting is March 27, 2026. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on Tuesday, May 19, 2026 at 4:30 p.m. Eastern Time via live audio webcast.
The Proxy Statement and annual report to stockholders are available at https://ir.omnicell.com/financials/annual-reports-and-proxy-statements
By Order of the Board of Directors
/s/ Corey J. Manley

Corey J. Manley
Corporate Secretary
Fort Worth, Texas
April 13, 2026

You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the virtual meeting, we urge you to vote and submit your proxies in advance of the Annual Meeting by completing, dating, signing and returning the enclosed proxy, or voting over the telephone or the Internet, as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. If you received proxy materials by mail, a return envelope (for which postage is prepaid if it is mailed within the United States) is enclosed for your convenience. Even if you vote in advance of the meeting by proxy, you may still vote electronically during the Annual Meeting if you follow the instructions in these materials. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote electronically during the Annual Meeting, you must obtain a proxy issued in your name from that record holder and follow the advance registration instructions described in these materials.

OMNICELL, INC.
4220 North Freeway
Fort Worth, Texas 76137
PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 19, 2026

i

Page
Option Exercises and Stock Vested	46
Severance and Change of Control Arrangements	46
Potential Payments Upon Termination or Change of Control	50
Risk Analysis of Our Compensation Plans	51
CEO Pay Ratio	51
Timing of Grant of Certain Equity Awards	52
Pay Versus Performance	52
EQUITY PLAN INFORMATION	57
PROPOSAL NO. 3: APPROVAL OF 2009 EQUITY INCENTIVE PLAN, AS AMENDED	57
Equity Compensation Plan Information	70
STOCK OWNERSHIP	71
Security Ownership of Certain Beneficial Owners and Management	71
Delinquent Section 16(a) Reports	72
CERTIFICATE OF INCORPORATION AMENDMENT	73
PROPOSAL NO. 4: Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation to provide exculpation from personal liability for certain officers as permitted by Delaware law and make certain other minor, non-substantive updates	73
AUDIT MATTERS
PROPOSAL NO. 5: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	75
Report of the Audit Committee of the Board of Directors	76
ADDITIONAL INFORMATION	77
Householding Of Proxy Materials	77
Other Matters	77
APPENDIX A: 2009 EQUITY INCENTIVE PLAN	A-1
APPENDIX B: AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF OMNICELL, INC.	B-1

ii

OMNICELL, INC.
4220 North Freeway
Fort Worth, Texas 76137
PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 19, 2026
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
The Company has sent you this proxy statement and the enclosed proxy card because the Board of Directors (the “Board”) of Omnicell, Inc. (“Omnicell,” the “Company,” “our,” “us,” or “we”) is soliciting your proxy to vote at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”). You are invited to attend the Annual Meeting via live audio webcast to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or the Internet.
The Company intends to mail this proxy statement and accompanying proxy card on or about April 16, 2026, to all stockholders of record entitled to vote at the Annual Meeting.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on March 27, 2026, will be entitled to vote at the Annual Meeting. On the record date, there were 45,477,299 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on March 27, 2026, your shares were registered directly in your name with Omnicell’s transfer agent, Computershare Trust Company, N.A. (“Computershare”), then you are a stockholder of record. As a stockholder of record, you may vote electronically during the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on March 27, 2026, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares electronically during the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent and follow the advance registration instructions below.
A list of names of stockholders entitled to vote at the Annual Meeting will be available for ten days prior to the Annual Meeting at our principal executive office.
What am I voting on?
There are five matters scheduled for a vote:
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The election of the three Class I directors named in these proxy materials to hold office until the 2029 Annual Meeting of Stockholders (Proposal No. 1);

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An advisory vote to approve named executive officer compensation (Proposal No. 2);

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The approval of an amendment to the Omnicell, Inc. 2009 Equity Incentive Plan, as amended, to, among other items, add an additional 1,600,000 shares to the number of shares of common stock authorized for issuance under such plan (Proposal No. 3);

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The approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to provide exculpation from personal liability for certain officers as permitted by Delaware law and make certain other minor, non-substantive updates (Proposal No. 4); and

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The ratification of the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm of the Company for the year ending December 31, 2026 (Proposal No. 5).

What if another matter is properly brought before the Annual Meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How can I participate in the Annual Meeting?
Stockholders of Record: Shares Registered in Your Name
If on March 27, 2026, your Omnicell shares were registered directly in your name with Omnicell’s transfer agent, Computershare, then you are a stockholder of record. You can participate in the Annual Meeting at meetnow.global/MKXZRSQ by entering the 15-digit control number (found on your proxy card, or in an email you previously received from Computershare).
Beneficial Owners: Shares Registered in the Name of a Broker or Bank
If on March 27, 2026 your Omnicell shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are a beneficial owner of shares. You must register in advance to participate in the Annual Meeting. To register, you must obtain a legal proxy from the bank, broker or other holder of record reflecting Omnicell shares held as of March 27, 2026, and forward a copy or image of the legal proxy, along with your full name and email address, to Computershare at legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received by Computershare no later than 5:00 p.m. (Eastern Time) on May 14, 2026. You will then receive a confirmation email from Computershare with a 15-digit control number, and can participate in the Annual Meeting at meetnow.global/MKXZRSQ by entering your control number.
Alternatively, participants can join as a “Guest” in listen-only mode, but will not have the option to submit questions or vote shares during the Annual Meeting.
How do I vote?
You may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote electronically during the Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone or vote by proxy over the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote electronically during the meeting even if you have already voted by proxy.
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To vote your shares electronically during the Annual Meeting, follow the instructions above for participating in the Annual Meeting. Join the Annual Meeting as a “Stockholder” with your control number and click on the “Vote Tab” link on the meeting center website.

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To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

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To vote over the telephone, dial toll-free 1-800-652-VOTE (1-800-652-8683) using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card. Your vote must be received by 11:59 p.m. Eastern Time, on May 18, 2026, to be counted.

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To vote over the Internet, go to http://www.investorvote.com/OMCL and follow the steps outlined to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. You will be able to vote until the polls are closed at the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Omnicell. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote your shares electronically during the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent and register in advance by following the instructions above, join the Annual Meeting as a “Stockholder” with your control number and click on the “Vote Tab” link on the meeting center website.
Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.
We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
How do I ask questions during the Annual Meeting?
If you are a stockholder of record, or a beneficial owner who registered in advance by following the instructions above, you can join the Annual Meeting as a “Stockholder” with your control number and may submit questions during the meeting by clicking on the message icon, labelled “Q&A,” in the upper right-hand corner of the meeting center website.
Only questions pertinent to meeting matters will be answered during the meeting, subject to time constraints, and in accordance with our rules of conduct for the Annual Meeting, which will be posted on the meeting center website.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you owned as of March 27, 2026.
What are “broker non-votes”?
As discussed below, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”
What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the Internet or electronically during the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (“NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported.
We believe that Proposal No. 5, to ratify the selection of Deloitte as the independent registered public accounting firm of the Company for the year ending December 31, 2026, is a “routine” matter on which brokers can vote on your behalf if you do not furnish voting instructions. Accordingly, we believe your broker or nominee may not vote your shares on Proposal Nos. 1, 2, 3, and 4, without your instructions, but may vote your shares on Proposal No. 5 even in the absence of your instructions. For Proposal Nos. 1, 2, 3, and 4, if you own shares in street name and do not direct your broker how to vote your shares on the proposals, the result will be a broker non-vote. Broker non-votes will not impact the voting results on Proposal Nos. 1, 2 or 3. Broker non-votes will have the effect of an “Against” vote on Proposal No. 4.
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card without marking any voting selections, your shares will be voted as follows:
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“For” the election of all three Class I directors;

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“For” an advisory resolution approving named executive officer compensation;

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“For” the approval of an amendment to the Omnicell, Inc. 2009 Equity Incentive Plan, as amended, to, among other items, add an additional 1,600,000 shares to the number of shares of common stock authorized for issuance under such plan;

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“For” the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to provide exculpation from personal liability for certain officers as permitted by Delaware law and make certain other minor, non-substantive updates; and

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“For” the ratification of the selection of Deloitte as the independent registered public accounting firm of the Company for the year ending December 31, 2026.

If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:
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You may submit another properly completed proxy card with a later date.

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You may send a timely written notice that you are revoking your proxy to Omnicell’s Corporate Secretary at our principal executive office.

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You may attend the Annual Meeting and vote electronically during the meeting (until the polls are closed). Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or Internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
When are stockholder proposals due for next year’s Annual Meeting?
Our annual meeting of stockholders generally is held in May of each year. To submit a proposal for inclusion in our proxy materials for the 2027 Annual Meeting of Stockholders, such proposal must be received at our principal executive office no later than December 14, 2026 and comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Proposals must be sent to our Corporate Secretary at the Company’s principal executive office.
Pursuant to Omnicell’s bylaws, stockholders wishing to submit proposals or director nominations that are not to be included in our proxy materials must have given timely notice thereof in writing to our Corporate Secretary. To be timely for the 2027 Annual Meeting of Stockholders, you must notify our Corporate Secretary, in writing, not later than the close of business on February 18, 2027, nor earlier than the close of business on January 19, 2027. We also advise you to review Omnicell’s bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. A stockholder’s notice to our Corporate Secretary must set forth the information required by Omnicell’s bylaws with respect to each matter the stockholder proposes to bring before the annual meeting and otherwise comply with any additional requirements set forth in our bylaws.
In addition to satisfying the foregoing requirements under the Company’s bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, no later than the close of business on February 18, 2027.
How are votes counted?
Votes will be counted by the inspector of elections appointed for the Annual Meeting.
How many votes are needed to approve each proposal?
•
For the election of directors, the three nominees receiving the most “For” votes (from the holders of votes of outstanding shares of common stock present in person, by remote communication, or represented by proxy and entitled to vote on the election of directors) will be elected. Only votes “For” will affect the outcome. Broker non-votes and “Withheld” votes will have no effect. However, it is our policy that any nominee for director in an uncontested election who receives a greater number of votes “withheld” from his or her election than votes “for” such election shall submit his or her offer of resignation for consideration by the Corporate Governance Committee. This policy is further explained below under the heading “Proposal No. 1: Election of Directors.”

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For the approval of the advisory vote to approve named executive officer compensation, Proposal No. 2 must receive a “For” vote from the majority of the outstanding shares of common stock present in person, by remote communication, or represented by proxy and entitled to vote thereon at the Annual Meeting. If you abstain from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

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For the approval of the amendment to the Omnicell, Inc. 2009 Equity Incentive Plan, as amended, to, among other items, add an additional 1,600,000 shares to the number of shares of common stock authorized for issuance under such plan, Proposal No. 3 must receive a “For” vote from the majority of the outstanding shares of common stock present in person, by remote communication, or represented by proxy and entitled to vote thereon at the Annual Meeting. If you abstain from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

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For the approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to provide exculpation from personal liability for certain officers as permitted by Delaware law and make certain other minor, non-substantive updates, Proposal No. 4 must receive the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2∕3%) of the voting power of all of the then-outstanding shares of the voting stock, voting together as a single class. If you abstain from voting, it will have the same effect as an “Against” vote. Broker non-votes will also have the effect of an “Against” vote.

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For the ratification of the selection of Deloitte as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026, Proposal No. 5 must receive a “For” vote from the majority of shares of common stock present in person, by remote communication, or represented by proxy and entitled to vote thereon at the Annual Meeting. If you abstain from voting, it will have the same effect as an “Against” vote. Brokers may vote without instruction on this proposal. Accordingly, there will not be any broker non-votes on Proposal No. 5.

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented by stockholders present in person, by means of remote communication, or by proxy duly authorized. On the record date, there were 45,477,299 shares of common stock outstanding and entitled to vote. Thus, the holders of 22,738,650 shares of common stock must be present in person, by means of remote communication, or represented by proxy at the meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person by means of remote communication during the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the virtual meeting in person or represented by proxy may adjourn the meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced during the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days of the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.
What proxy materials are available on the Internet?
This proxy statement and our Annual Report on Form 10-K are available at https://ir.omnicell.com/financials/annual-reports-and-proxy-statements.

BOARD AND CORPORATE GOVERNANCE MATTERS
PROPOSAL NO. 1: ELECTION OF DIRECTORS
Omnicell’s Board presently has nine members. The Board members are divided into three classes, each with a three-year term: Class I, with a term expiring at the Annual Meeting; Class II, with a term expiring in 2027; and Class III, with a term expiring in 2028.
The three directors currently serving in Class I, the class whose term of office expires at the Annual Meeting, have been nominated for re-election at the Annual Meeting: Joanne B. Bauer and Robin G. Seim, each of whom was previously elected by our stockholders and Eileen J. Voynick, who was elected to the Board in January 2024. If elected at the Annual Meeting, each of these three nominees would serve until the 2029 Annual Meeting of Stockholders and until his or her successor is elected and has qualified, or, if sooner, until the director’s death, resignation or removal.
Although directors are elected by a plurality of votes, it is our policy that any nominee for director in an uncontested election who receives a greater number of votes “withheld” from his or her election than votes “for” such election shall submit his or her offer of resignation for consideration by the Corporate Governance Committee, which will then consider all of the relevant facts and circumstances and recommend to our Board the action to be taken with respect to such offer of resignation. Our Board will then act on our Corporate Governance Committee’s recommendation within ninety days following certification of the stockholder vote. Promptly following our Board’s decision, we will disclose that decision and an explanation of such decision in a filing with the Securities and Exchange Commission (“SEC”) or a press release.
Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors (unless the Board determines by resolution that any such vacancies will be filled by stockholders). A director elected by the Board to fill a vacancy in a class, including a vacancy created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is elected and qualified. It is the Company’s policy to encourage directors and nominees for director to attend the Company’s Annual Meeting of Stockholders. All our nine then-current directors attended our 2025 Annual Meeting of Stockholders.
Our Corporate Governance Committee seeks to assemble a Board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and management experience necessary to oversee and direct the Company’s business. To that end, the Corporate Governance Committee has evaluated the current directors in the broader context of the Board’s overall composition. The Corporate Governance Committee maintains a goal of recruiting directors who complement and strengthen the skills of other directors and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Corporate Governance Committee views as critical to effective functioning of the Board.
For information about the director nominees and each director whose term is continuing after the Annual Meeting, including information regarding the specific and particular experience, qualifications, attributes or skills of each director nominee and continuing director that led the Corporate Governance Committee to believe that such individuals should serve on the Board, please refer to the section below entitled “Information about our Directors and Nominees.”
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” EACH NAMED NOMINEE.

INFORMATION ABOUT OUR DIRECTORS AND NOMINEES.
The following tables and the brief biographies that follow provide information, as of the date of this proxy statement, about each director nominee and each continuing director.
	Age	Position(s) within Omnicell	Director Since	Class	Current Term Expires	Independent	Current Committee Membership
							Audit(1)	Comp.	Corp. Gov.(1)	M&A
Director Nominees
Joanne B. Bauer	70	Lead Independent Director	2014	I	2026	Yes		X
Robin G. Seim	66	Director	2019	I	2026	Yes	Chair			X
Eileen J. Voynick	71	Director	2024	I	2026	Yes		X	X	X
Continuing Directors
Randall A. Lipps	68	President, Chief Executive Officer and Chairman of the Board	1992	II	2027	No
Mark W. Parrish	70	Director	2013	II	2027	Yes	X	X
Kaushik “Bobby” Ghoshal	57	Director	2023	II	2027	Yes			X	X
Edward P. Bousa	67	Director	2021	III	2028	Yes	X			Chair
Bruce E. Scott	70	Director	2019	III	2028	Yes	X		Chair	X
Mary A. Garrett	67	Director	2022	III	2028	Yes		Chair	X

(1)
The Board approved the following changes to the Company’s committee membership, to be effective following the Annual Meeting: (a) Mr. Ghoshal will become a member of the Audit Committee; (b) Mr. Scott will step down as a member of the Audit Committee and (c) Mr. Ghoshal will step down from the Corporate Governance Committee.

As reflected below, our three director nominees and six continuing directors exhibit a range of skills, experience, industry and professional background, tenure and perspectives that we believe enhance the Board’s ability to effectively fulfill its oversight responsibilities.

Diversity of Experience
The following graphics represent certain characteristics of our continuing directors and nominees.

Number of Directors with Relevant Experience
Healthcare Industry
9
Hospital/Health System Administration
7
Technology Industry
7
SaaS
6
Cyber Security
6
Artificial Intelligence
6
Pharmacy Industry
6
Finance (Capital Markets / Investment)
8
Executive Experience
9
Other Public Company Board
5
Academia / Education
6
ESG
6

Diversity of Tenure Balanced tenure is reflective of thoughtful refreshment	Independence 89% of directors are independent

Director Nominees
Class I Nominees for Election for a Three-Year Term Expiring at the 2028 Annual Meeting of Stockholders
Joanne B. Bauer
Joanne B. Bauer, age 70, has served as a director of Omnicell since January 2014. Since October 2013, Ms. Bauer has served as a Director of Advocate Health Inc. (and its predecessors Aurora Healthcare and Advocate Aurora Health), an integrated not-for-profit healthcare provider serving communities throughout eastern Wisconsin, northern Illinois, North Carolina and Georgia. From October 2001 until June 2014, Ms. Bauer served as President of Global Health Care at Kimberly-Clark Corporation, a global consumer packaged goods company. Ms. Bauer joined Kimberly-Clark in 1981 and held various marketing and management positions within its adult care and health care businesses. Ms. Bauer received a B.A. degree from Lawrence University and an M.B.A. from the University of Wisconsin, Oshkosh.
The Corporate Governance Committee believes Ms. Bauer’s leadership and management in the healthcare industry, including serving as the president of the healthcare segment of a large multinational corporation and in various management and marketing roles, provide the Board with valuable insight regarding the healthcare industry.
Robin G. Seim
Robin G. Seim, age 66, has served as a director of Omnicell since March 2019. Mr. Seim initially joined Omnicell in January 2006 and served in various financial and operational leadership roles, including Chief Financial Officer from January 2006 to August 2015 and President of Global Automation and Medication Adherence from March 2016 until his retirement in March 2019. Prior to joining Omnicell, Mr. Seim served as Chief Financial Officer of several technology companies, including Villa Montage Systems, Inc. from 1999 to 2001, Candera, Inc. from 2001 to 2004 and Mirra, Inc., in 2005. Prior to 1999, Mr. Seim held a number of management positions with Nortel Networks, Bay Networks and IBM. Mr. Seim received a B.S. in accounting from California State University, Sacramento.
The Corporate Governance Committee believes Mr. Seim brings to the Board a deep understanding of the Company’s financial and business operations and the healthcare industry, gained through his 13 years of experience as an executive officer of Omnicell in various financial and operational leadership roles. The Corporate Governance Committee believes that Mr. Seim’s extensive knowledge of the Company and its industry, combined with his prior financial expertise and leadership experience, provide the Board with invaluable insights into the Company’s financial and business operations, the healthcare industry, as well as financial and operational matters generally.
Eileen J. Voynick
Eileen J. Voynick, age 71, has served as a director of Omnicell since January 2024. Ms. Voynick served as Chief Executive Officer of Sparta Systems, a leading provider of enterprise-quality management software solutions, from July 2011 to April 2018. Prior to joining Sparta Systems, she served as the Chief Operating Officer at Allscripts from 2009 until 2011. From 2007 until 2009, she served as Executive Vice President of global sales, services, and support at Misys. Ms. Voynick served in various management positions at Oracle, SAP, Siebel Systems, Gartner, Ariba and Accenture from 1994 until 2007. She served as a director at AdvancedMD from March 2016 to September 2018, as a member of the Board of Trustees and Executive Committee of Jefferson Health from 2017 to July 2020, as the Chair of the Board of Trustees of Philadelphia University from 2013 to July 2017, as a member of the Board of Trustees of Thomas Jefferson University from 2017 to July 2020 and as Chair of the Jefferson Academic Board of the Thomas Jefferson University from 2017 to 2019. Ms. Voynick previously served as Board Chair of AGS Health, a revenue cycle management provider, from April 2021 until August 2025. Ms. Voynick formerly served on the board of directors of Skydeck Acquisition Corp., a special purpose acquisition company, from April 2021 until April 2023, CDK Global, Inc., a leading provider of integrated data and technology solutions to the automotive, heavy truck, recreation and heavy equipment industries from June 2016 until July 2022 and r3, an enterprise blockchain technology company from June 2018 until June 2023. Ms. Voynick holds a B.S. in finance from Philadelphia University.

The Corporate Governance Committee believes Ms. Voynick’s extensive leadership and management experience in the healthcare and technology industry, including serving as chief executive officer of an enterprise-quality management software solutions provider and chief operating officer of a medication management solutions, as well as other management roles, provides the Board with valuable insight regarding the healthcare industry.
Continuing Directors
Class II Directors Continuing in Office Until the 2027 Annual Meeting of Stockholders
Randall A. Lipps
Randall A. Lipps, age 68, has served as Chairman of the Board and a director of Omnicell since founding Omnicell in September 1992, and as its President and Chief Executive Officer since October 2002. From June 2013 to October 2018, Mr. Lipps was a director of Invuity, Inc., a medical device company. Mr. Lipps served as a member of the Board of Trustees of the American Nurses Foundation from April 2019 until June 2025. Mr. Lipps received both a B.S. in economics and a B.B.A. from Southern Methodist University.
The Corporate Governance Committee believes Mr. Lipps’ extensive knowledge of the Company, including his founding of the Company and his nearly three decades of leading the Company as the President and CEO, provide the Board with invaluable current knowledge of the Company and extensive knowledge of the industry’s needs for improvements in healthcare economics and patient safety. In addition, his role in the operations of the Company provides the Board with a practical understanding of the issues and opportunities facing the Company.
Mark W. Parrish
Mark W. Parrish, age 70, has served as a director of Omnicell since January 2013. Mr. Parrish served as Chief Executive Officer of TridentUSA Health Services, a provider of mobile X-ray and laboratory services to the long-term care industry, from 2008 to August 2018, and as Executive Chairman of TridentUSA Health Service from August 2018 to September 2019. In February 2019, TridentUSA Health Services filed for protection under Chapter 11 of the U.S. Bankruptcy Code. Commencing in 1993, Mr. Parrish held management roles of increasing significance with Cardinal Health Inc. and its affiliates, including Chief Executive Officer of Healthcare Supply Chain Services for Cardinal Health from 2006 to 2007. Mr. Parrish also serves as a director and Vice Chairman of Viatris, Inc. (formerly, Mylan N.V.), a global pharmaceutical company, as the Chairman of Safecor, a privately held hospital services firm. He also served as President of the International Federation of Pharmaceutical Wholesalers, an association of pharmaceutical wholesalers and pharmaceutical supply chain service companies from 2013 until May 31, 2025. Mr. Parrish received a B.A. from the University of California, Berkeley.
The Corporate Governance Committee believes Mr. Parrish’s extensive leadership experience in the healthcare industry, including serving as the chairman and chief executive officer of a multi-service provider in the long-term care market and various other management roles, provides the Board with valuable insight regarding the healthcare industry and, specifically, the long-term care market.
Kaushik “Bobby” Ghoshal
Kaushik “Bobby” Ghoshal, age 57, has served as a director of Omnicell since July 2023. He currently serves as Chief Executive Officer of Experity, Inc. (“Experity”), a leading software and services company for on-demand healthcare in the U.S. urgent care market, and previously served as President of Experity from August 2025 until February 2026. Prior to this, he served as the Chief Commercial Officer, SaaS of ResMed Inc. (“ResMed”), a global leader in digital health and cloud-connected medical devices from December 2023 until August 2025 and previously as President — SaaS Business from August 2021 to December 2023, and served as Chief Technology Officer of ResMed, from April 2018 until August 2021. Prior to that, Mr. Ghoshal served as Chief Operating Officer for Brightree LLC, a ResMed-owned provider of cloud-based SaaS for out-of-hospital care from June 2016 until April 2018. From 2012 until 2016, Mr. Ghoshal served as ResMed’s Vice President, Information Technology. Prior to 2012, Mr. Ghoshal held a number of technology management positions with Freescale Semiconductor, Motorola, Compuware and Wipro Infotech. Mr. Ghoshal holds an M.B.A. from Arizona State University and a B.S. degree in electronics engineering and telecommunications from the National Institute of Technology in Calicut, India.
The Corporate Governance Committee believes Mr. Ghoshal’s extensive leadership experience in the healthcare and technology industries, including digital health and cloud computing, provides the Board with valuable expertise, particularly with respect to software products, digital and business transformation, information security, data analytics and artificial intelligence and machine learning. In addition, the Corporate Governance Committee considers Mr. Ghoshal’s business leadership experience to be an important asset to the Board.
Class III Directors Continuing in Office Until the 2028 Annual Meeting of Stockholders
Edward P. Bousa
Edward P. Bousa, age 67, has served as a director of Omnicell since July 2021. He was a partner at Wellington Management Company LLC, an investment management firm, from 2005 until June 2020. Prior to that, Mr. Bousa held positions of increasing responsibility upon joining Wellington Management Company LLC in April 2000. Mr. Bousa was a mutual fund manager at Putnam Investments, LLC from 1992 to 2000. From 1983 to 1992, he was an equity research analyst and portfolio manager at Fidelity Investments, Inc. Mr. Bousa began his career as a commodity merchandiser at Louis Dreyfus Corporation from 1980 to 1982. Mr. Bousa is a Chartered Financial Analyst. He has also served as a director of Corebridge Financial, Inc., one of the largest providers of retirement solutions and insurance products in the United States, since August 2024, including as a member of the Audit Committee and has served as a member of its Compensation Committee since March 2025. He has also served as a director of Gartner, Inc., a leading Information Technology research and advisory company, since January 2026, including as a member of the Audit Committee. Mr. Bousa previously served as a director of Azenta, Inc., a leading global provider of biological and chemical compound sample exploration and management solutions for the life sciences industry, from January 2024 until January 2025, and was a member of the Audit and Environmental, Social and Governance Committees. He received a B.A. in economics from Williams College and an M.B.A. from the Harvard Business School.
The Corporate Governance Committee believes Mr. Bousa’s extensive background and experience working with financial institutions through the capital markets brings valuable expertise to the Board. In addition, the Corporate Governance Committee considers Mr. Bousa’s financial and leadership skills and managerial roles, as well as his background and experience as an investment professional to be important assets to the Board.
Bruce E. Scott
Bruce E. Scott, age 70, has served as a director of Omnicell since May 2019. From April 2014 to November 2018, Mr. Scott served as President of the EnvisionPharmacies division of EnvisonRxOptions, a healthcare and pharmacy benefit management company and a subsidiary of the Rite Aid Corporation. From September 2008 to April 2012, Mr. Scott held various executive roles at Medco Health Solutions, Inc., a pharmacy benefit management company, including President of Accredo Infusion Services, President of Critical Care Systems and Senior Vice President and Chief Pharmacist. From 2004 to July 2008, Mr. Scott was Chief Operating Officer of McKesson Medication Management LLC, a provider of pharmacy management services. Previously, he held several senior leadership roles at Allina Hospitals and Clinics, including as the Director of Pharmacy of United Hospital from 1987 to 1998. Mr. Scott currently serves on the University of Wisconsin, School of Pharmacy Board of Visitors, an advisory board for the School of Pharmacy and previously served as Chair from 2020 until 2024. Mr. Scott received a B.S. in pharmacy from the University of Wisconsin and an M.S. in pharmacy administration from the University of Kansas where he also completed a pharmacy residency program.
The Corporate Governance Committee believes Mr. Scott’s leadership and management in the healthcare industry, and his extensive background and experience with pharmacy benefit management and healthcare payers in particular, provide the Board with valuable insight regarding the healthcare industry in general, as well as the internal operations and needs of our pharmacy customers.

Mary A. Garrett
Mary A. Garrett, age 67, has served as a director of Omnicell since May 2022. Ms. Garrett is currently the President of M. Power Coaching and Consulting, LLC, a firm focused on developing executive leaders and helping organizations align brand and culture, customer experience and employee engagement for positive impact on business vitality and growth. Ms. Garrett has held this position since June 2018. From September 2008 until December 2015, Ms. Garrett served as the chief marketing officer, global markets at International Business Machines Corporation (“IBM”), a leading global provider of technology products and services. Prior to that, Ms. Garrett served in key positions of increasing authority and responsibility upon joining IBM in 1981 through August 2008. Ms. Garrett currently serves as a director of PROCEPT BioRobotics Corp., a surgical robotics company, and has served on the board of this company and as chair of its nominating and governance committee since December 2021. Ms. Garrett previously served as a director of Ethan Allen Interiors, Inc., a leading interior design company, manufacturer and retailer in the home furnishings marketplace, from January 2016 until November 2021, and was a member of the Audit Committee. She has also served as a director of Hillrom Corporation (subsequently acquired by Baxter International, Inc.), a global medical technology company, from March 2017 until December 2021, and was chair of the Nominating/Corporate Governance Committee and a member of the Audit Committee. Ms. Garrett received a B.S. in bio-medical engineering from Boston University and an M.S. in bio-electrical engineering from Brown University.
The Corporate Governance Committee believes Ms. Garrett’s extensive background and experience in the technology industry, including digital transformation, big data and cognitive analytics, cybersecurity and cloud computing, provides the Board with valuable expertise. In addition, the Corporate Governance Committee considers Ms. Garrett’s marketing expertise and business leadership experience, as well as her broad international background, to be important assets to the Board.
BOARD LEADERSHIP STRUCTURE
It is the policy of the Board that the positions of Chief Executive Officer and Chairman may be held by the same person. The Board recognizes, however, that there may be circumstances that arise in the future that would lead it to separate these offices. The Board is currently chaired by the President and Chief Executive Officer (“CEO”) of the Company, Mr. Lipps. The Board has also appointed Ms. Bauer to serve as Lead Independent Director.
The Company believes that combining the positions of CEO and Chairman helps to ensure that the Board and management act with a common purpose. The Company believes that combining the positions of CEO and Chairman provides a single, clear chain of command to execute the Company’s strategic initiatives and business plans. In addition, the Company believes that a combined CEO and Chairman is better positioned to act as a bridge between management and the Board, facilitating the regular flow of information. The Company also believes that it is advantageous to have a Board Chairman with an extensive history with, and knowledge of, the Company (as is the case with the Company’s CEO).
The Board believes that its independent directors provide significant independent leadership to balance the combined position of our CEO and Chairman. To further augment and facilitate that leadership, the Board has appointed a Lead Independent Director. The Lead Independent Director is empowered to, among other duties and responsibilities, provide general leadership of the affairs of the independent directors, including leadership in anticipating and responding to crisis, discuss and collaborate with the Chairman to set appropriate meeting agendas and meeting schedules, recommend to the Chairman the retention of outside advisors and consultants who report directly to the Board, preside over Board meetings in the absence of the Chairman and during independent director closed session portions of the meetings, preside over any portions of meetings of the Board during which the performance of the Board is discussed, preside over and establish the agendas for meetings of the independent directors, consult with and coordinate with the committee chairs regarding meeting agendas and informational requirements, consult with the chair of the Corporate Governance Committee or Compensation Committee, respectively, regarding the evaluation or compensation of the CEO, act as liaison between the Chairman and the independent directors, provide advice and consultation to the Chairman and other senior executives of the Company, monitor information delivered by the management team to the Board and provide input on such information, and, as appropriate upon request, act as a liaison to stockholders, customers and other key constituents of the Company. In addition, it is the responsibility of the Lead Independent Director to effectuate the Company’s Emergency Interim CEO Succession Plan and coordinate the Board appointment of a Board Chair during extended periods of the Chairman’s absence. As a result, the Company believes that the Lead Independent Director can help ensure the effective independent functioning of the Board in its oversight responsibilities. In addition, the Company believes that the Lead Independent Director is better positioned to build a consensus among directors and to serve as a conduit between the other independent directors and the Chairman, for example, by facilitating the inclusion on meeting agendas of matters of concern to the independent directors.
INDEPENDENCE OF THE BOARD OF DIRECTORS
As required under The Nasdaq Stock Market, LLC (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with the relevant securities laws and other laws and regulations regarding the definition of “independent,” including those set forth in the applicable listing standards of Nasdaq, as in effect from time to time.
Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that all of the Company’s directors are independent directors within the meaning of the applicable Nasdaq listing standards, except for Mr. Lipps, the President and CEO of the Company. In making this determination, the Board found that although the Company engaged in commercial transactions in the normal course of business with companies where the Company’s Directors and Director nominees served as directors, none of these transactions are considered to be related party transactions and none were determined to impact the Company’s Directors’ or Director Nominee’s independence. As such, none of the directors had a material or other disqualifying relationship with the Company. Mr. Lipps, the Company’s President and CEO, is not an independent director by virtue of his employment with the Company.
ROLE OF THE BOARD IN RISK OVERSIGHT
One of the Board’s key functions is informed oversight of the Company’s risk management process. The Board administers this oversight function directly through the Board as a whole, as well as through the Board’s standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss our enterprise risk exposure, including major litigation and financial risk exposures, and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.
As part of its risk oversight function, the Audit Committee is primarily responsible for overseeing and reviewing the Company’s information security and technology risks, including cybersecurity. In this role, the Audit Committee monitors the prevention, detection, mitigation and remediation of cybersecurity incidents through the regular receipt of reports from management on the effectiveness of its cybersecurity programs. These reports include semi-annual cybersecurity updates from the Company’s Chief Information Security Officer and quarterly reports from the Company’s risk management personnel on the progress of the Company’s broader Enterprise Risk Management risk mitigation activities. For more information, please see Item 1C, “Cybersecurity” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Our Corporate Governance Committee monitors risks associated with our corporate governance practices. The Corporate Governance Committee is also responsible for overseeing the Company’s environmental, social and governance (“ESG”) initiatives, including progress. Our Compensation Committee reviews the Company’s employee compensation practices and policies as they relate to risk management and risk-taking incentives to determine whether such compensation practices and policies are reasonably likely to have a material adverse effect on the Company.

Typically, the Audit Committee receives and discusses with management a quarterly report regarding risk management and the status of various activities the Company has undertaken to manage such risk, as well as the status of the Company’s key risk indicators. The Audit Committee reports to the entire Board on the risk management activities of the Company generally each quarter, but at least annually, and the applicable Board committees meet at least annually with the employees responsible for risk management in such committees’ respective areas of oversight. Both the Board as a whole and the various standing committees receive periodic reports from management, as well as incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible.
DIRECTOR AND EXECUTIVE OFFICER STOCK OWNERSHIP GUIDELINES
Pursuant to the Company’s Stock Ownership Guidelines, each Board member and executive officer should beneficially own not less than the following amount of our common stock (as a multiple of their respective compensation):
Board Members	5x annual cash retainer
Chief Executive Officer	6x annual base salary
Other Named Executive Officers	3x annual base salary
Individuals who are subject to these guidelines at the time of their adoption have five years from the date of their respective appointments to attain the required ownership levels. If an individual becomes subject to a greater ownership amount, due to a promotion or an increase in base salary, the individual is expected to meet such greater ownership amount within the later of the original period or three years from the effective date of the promotion or base salary change.
As of May 20, 2025, each of our directors have met the stock ownership requirements or are within the five year phase-in period after joining the Board.
MEETINGS OF THE BOARD OF DIRECTORS
The Board met four times during 2025. Each Board member attended 75% or more of the aggregate number of the meetings of the Board and of the committees on which he or she served, as held during the period for which he or she was a director or committee member, respectively.
INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS
The Board has four standing committees: an Audit Committee, a Compensation Committee, a Corporate Governance Committee and a Mergers & Acquisitions (“M&A”) Committee. The following table provides membership and meeting information for 2025 for each of the Board committees:
Name	Audit(1)	Compensation	Corporate Governance(1)	M&A
Joanne B. Bauer		X
Edward P. Bousa	X			X*
Mary A. Garrett		X*	X
Kaushik “Bobby” Ghoshal			X	X
Mark W. Parrish	X	X
Bruce E. Scott	X		X*	X
Robin G. Seim	X*			X
Eileen J. Voynick		X	X	X
Total meetings in fiscal year 2025	13	4	4	2

*
Denotes Committee Chair.

(1)
The Board approved the following changes to the Company’s committee membership, to be effective following the Annual Meeting: (a) Mr. Ghoshal will become a member of the Audit Committee; (b) Mr. Scott will step down as a member of the Audit Committee and (c) Mr. Ghoshal will step down from the Corporate Governance Committee.

Below is a description of each committee of the Board. The Board has determined that each member of the Audit Committee, Compensation Committee and Corporate Governance Committee meets the applicable Nasdaq rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.
Audit Committee
The Audit Committee is currently composed of four directors: Mr. Seim (Chair), Mr. Bousa, Mr. Parrish, and Mr. Scott. Following the Annual Meeting, the Audit Committee will be composed of four directors: Mr. Seim (Chair), Mr. Bousa, Mr. Ghoshal, and Mr. Parrish. The Audit Committee met thirteen times during fiscal year 2025. The Audit Committee was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act, to oversee the Company’s corporate accounting and financial reporting processes, audits of its financial statements and the independence and performance of its internal and external auditors. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent registered public accounting firm; determines and approves the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on the Company’s audit engagement team as required by law; reviews and approves or rejects transactions between the Company and any related persons; confers with management and the independent registered public accounting firm regarding the effectiveness of internal control over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting control or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review the Company’s annual audited financial statements and quarterly unaudited financial statements with management and the independent registered public accounting firm, including reviewing the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K. The Audit Committee has adopted a written Audit Committee Charter that can be found under “Leadership & Governance — Governance Documents” on the Company’s investor relations website at ir.omnicell.com.
The Board reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of the Company’s Audit Committee are independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) of Nasdaq listing standards). The Board has also determined that Mr. Seim, the current Audit Committee Chair, qualifies as an “audit committee financial expert,” as defined in applicable SEC rules.
Compensation Committee
Overview
The Compensation Committee currently is composed of four directors: Ms. Garrett (Chair), Ms. Bauer, Mr. Parrish and Ms. Voynick. Following the Annual Meeting, the Compensation Committee will continue to be as currently composed. All members of the Company’s Compensation Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Compensation Committee met four times during fiscal year 2025. The Compensation Committee Charter can be found under “Leadership & Governance — Governance Documents” on the Company’s investor relations website at ir.omnicell.com.

The Compensation Committee acts on behalf of the Board to review, adopt and oversee the Company’s compensation strategy, policies, plans and programs, including:
•
reviewing and approving the overall compensation philosophy for the Company’s executive officers and directors;

•
overseeing the adoption and administration of, and establishing guidelines relating to, the Company’s stock option and purchase plans, profit sharing plans, stock bonus plans, deferred compensation plans and other similar programs, including approving and granting options, restricted stock, restricted stock units or other equity awards under such plans to the Company’s executive officers, employees and consultants; and

•
preparing the Compensation Committee Report, included in this proxy statement.

Compensation Committee Processes and Procedures
The Compensation Committee generally meets at least four times per year and with greater frequency if necessary. The agenda for each meeting is usually outlined by the Chair of the Compensation Committee and then more fully developed by the Company’s CEO, Chief Legal and Administrative Officer and Chief People Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice or otherwise participate in Compensation Committee meetings. The CEO may not participate in or be present during any deliberations or final determinations of the Compensation Committee regarding his own compensation. The Compensation Committee has full access to all books, records, facilities and personnel of the Company, as well as authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.
During the past fiscal year, the Compensation Committee engaged Exequity LLP (“Exequity”) as its compensation consultant to assist in its evaluation of executive and director compensation. During fiscal year 2025, the Compensation Committee requested that Exequity assist in continuing to refine the Company’s executive compensation program. As part of its engagement, Exequity was requested by the Compensation Committee to review the Company’s comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. Exequity ultimately developed recommendations regarding executive compensation levels and types of compensation elements that were presented to the Compensation Committee for its consideration.
The specific determinations of the Compensation Committee with respect to executive compensation for fiscal year 2025 are discussed in the Compensation Discussion and Analysis included in this proxy statement, and the Compensation Committee’s determinations with respect to director compensation are discussed in the section of this proxy statement entitled “Director Compensation.”
Compensation Committee Interlocks and Insider Participation
During fiscal year 2025, Ms. Garrett (Chair), Ms. Bauer, Mr. Parrish and Ms. Voynick served as members of the Compensation Committee. None of these individuals are or have been officers of the Company. None of the Company’s executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.
Corporate Governance Committee
The Corporate Governance Committee is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors and recommending appropriate director nominee slates to recommend for election to the Board, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of the Board and developing a set of corporate governance principles for the Board and the Company. The Corporate Governance Committee is also responsible for overseeing the Company’s ESG initiatives and progress.
The Corporate Governance Committee currently consists of four directors: Mr. Scott (Chair), Ms. Garrett, Mr. Ghoshal and Ms. Voynick. Following the Annual Meeting, the Corporate Governance Committee will be composed of three directors: Mr. Scott (Chair), Ms. Garrett, and Ms. Voynick. All members of the Corporate Governance Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Corporate Governance Committee met four times during fiscal year 2025. Our Corporate Governance Committee Charter and Corporate Governance Guidelines can be found under “Leadership & Governance — Governance Documents” on the Company’s investor relations website at ir.omnicell.com.
Qualifications of Directors
The Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest levels of personal integrity and ethics. The Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders.
In conducting this assessment, the Corporate Governance Committee considers viewpoint diversity, age, skills, independence and such other factors as it deems appropriate given the current needs of the Board and the Company, including industry and professional background, to maintain a balance of knowledge, experience and capability.
Retirement Age Policy
In general, directors are expected to retire from the Board at age 75, or at the conclusion of the term in which they reach age 75 unless otherwise recommended for nomination by the Corporate Governance Committee.
Service on Other Boards
Directors may not serve on the boards of more than two other public companies without first obtaining the prior approval of the Lead Independent Director. In addition, no member of the Audit Committee may serve on more than two other public company audit committees without first obtaining the prior approval of the Lead Independent Director.
Nomination of Directors for Re-Election
In the case of incumbent directors whose terms of office are set to expire, when deciding whether to nominate a director for re-election, the Corporate Governance Committee reviews the qualifications set forth above, in addition to such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence.
Identification of Director Candidates
In the case of new director candidates, the Corporate Governance Committee (and the other members of the Board, as needed) generally identify potential candidates through their personal and professional networks, but may also engage, if deemed appropriate, a professional search firm. The Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.
Majority Vote Resignation Policy
Our Corporate Governance Guidelines require that any nominee for director in an uncontested election who receives a greater number of votes “withheld” and/or “against” from his or her election than votes “for” such election shall submit his or her offer of resignation for consideration by our Corporate Governance Committee, which will then consider all of the relevant facts and circumstances and recommend to our Board the action to be taken with respect to such offer of resignation. Our Board will then act on our Corporate Governance Committee’s recommendation within ninety days following certification of the stockholder vote. Promptly following our Board’s decision, we will disclose that decision and an explanation of such decision in a filing with the SEC or a press release. Any director who submits his or her offer to resign from the Board pursuant to this policy shall not participate in deliberations regarding whether to accept the offer of resignation. If a majority of the members of the Corporate Governance Committee are subject to this evaluation process, then the independent directors on the Board who are not subject to the evaluation will appoint a special committee of the Board among themselves solely for the purpose of conducting the required evaluation. This special committee will make the recommendation to the Board otherwise required of the Corporate Governance Committee.
Management Succession Planning
The Corporate Governance Committee periodically reviews, in conjunction with the CEO, the plans for succession to the offices of the Company’s executive officers, including recommendations and evaluations of potential successors, along with any development plans recommended for such individuals. Such succession planning involves both short-term and long-term succession planning and talent management. The Board also has regular and direct exposure to senior leadership in meetings held throughout the year and discusses key leader development and retention. In addition, the Board has an emergency interim CEO succession plan to address various succession scenarios (e.g., death or serious illness).
Mergers and Acquisitions (M&A) Committee
The M&A Committee is responsible for advising management, and reviewing and evaluating merger and acquisition opportunities brought to the M&A Committee by management. The Board has delegated to the M&A Committee the authority to make all necessary and appropriate approvals on behalf of the Board relating to acquisitions and equity investments by the Company (and its subsidiaries) of a value up to $100 million, although in practice, the M&A Committee generally reports to and discusses all material transactions with the Board prior to final decisions.
The M&A Committee currently consists of five directors: Mr. Bousa (Chair), Mr. Ghoshal, Mr. Scott, Mr. Seim and Ms. Voynick. Following the Annual Meeting, the M&A Committee will continue to be as currently composed. The M&A Committee met two times during fiscal year 2025. Our M&A Committee Charter can be found under “Leadership & Governance — Governance Documents” on the Company’s investor relations website at ir.omnicell.com.
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
The Company’s Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Corporate Secretary of Omnicell, Inc., at the Company’s principal executive office. These communications will be reviewed by the Corporate Secretary, who will determine whether they should be forwarded to the Board or the identified director(s). The purpose of this screening is to avoid having the Board consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications). The screening procedures have been approved by a majority of the independent members of the Board. All communications directed to the Audit Committee in accordance with the Company’s “Open Door Policy for Reporting Complaints Regarding Accounting and Auditing Matters” (the “Omnicell Open Door Policy”) that relate to questionable accounting or auditing matters involving the Company will be promptly and directly forwarded to the Audit Committee. The Omnicell Open Door Policy can be found under “Leadership & Governance — Governance Documents” on the Company’s investor relations website at ir.omnicell.com.
CODE OF ETHICS
Omnicell has adopted the Omnicell Code of Conduct, a code of ethics that applies to all officers, directors and employees of the Company. The Omnicell Code of Conduct is available under “Leadership & Governance — Governance Documents” on the Company’s investor relations website at ir.omnicell.com. If the Company makes any substantive amendments to its Code of Conduct or grants any waiver from a provision thereof to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.
CORPORATE GOVERNANCE GUIDELINES
The Board has reaffirmed the governance practices followed by the Company by readopting the Corporate Governance Guidelines in August 2025 to assure that the Board will have the necessary authority and practices in place to review and evaluate the Company’s business operations, as needed, and to make decisions that are independent of the Company’s management. The guidelines are also intended to align the interests of directors and management with those of the Company’s stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to board composition and selection, board meetings and involvement of senior management, CEO performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines, as well as the charters for each committee of the Board, are available under “Leadership & Governance —  Governance Documents” on the Company’s investor relations website at ir.omnicell.com.
ESG AND SUSTAINABILITY
Omnicell is committed to sustainable, responsible business practices and defines its corporate responsibility approach through Environmental, Social and Governance pillars in order to meet stockholders’ expectations of performance. This provides Omnicell the opportunity to more closely link its sustainability progress with its business success while also addressing business strategy risks. Further information about the Company’s corporate responsibility and sustainability efforts, including our ESG Report, is available at www.omnicell.com/corporate-social-responsibility-esg. However, we are not including the information contained on, or that can be accessed through, this website as part of, or incorporating it by reference into, this proxy statement.
POLICY AGAINST HEDGING TRANSACTIONS
Our insider trading policy prohibits directors, executive officers and other employees from engaging in any “short sale” of Omnicell’s securities or purchasing option puts, calls or similar derivative securities of or related to Omnicell or companies engaged in business with Omnicell. In addition, such policy prohibits directors, executive officers, direct reports of our CEO or other executive officers, and other employees identified as having access to certain nonpublic information about the Company from engaging in any separate transaction that directly or indirectly alters or offsets a transaction authorized under a pre-approved trading plan adopted under Rule 10b5-1 of the Exchange Act (such as a hedging transaction).
INSIDER TRADING POLICIES AND PROCEDURES
We have adopted a Policy Against Trading on the Basis of Inside Information and a Trading in Securities by Covered Persons Policy (collectively the “Policies”) that we believe are reasonably designed to promote compliance with applicable insider trading laws, rules, regulations, and listing standards. Our Policies prohibit the Company, our directors, officers, employees, and other identified contractors or consultants, and their affiliated persons from trading in company securities while in possession of material nonpublic information about the Company. The Policy Against Trading on the Basis of Inside Information also prohibits tipping (i.e., disclosing material nonpublic information about the company to others who may trade of the basis of that information). Under our Trading in Securities by Covered Persons Policy, the Company, directors, officers, certain employees, and other identified contractors or consultants, and their affiliated persons may only trade in Company securities during open trading windows at a time when they do not possess material nonpublic information about the Company. We have also designated our executive officers, directors, and certain other employees as needing to receive pre-clearance approval before trading in securities of the Company. Our Trading in Securities by Covered Persons Policy also expressly prohibits short sales; purchases or sales of options puts, calls, or similar derivative securities or hedging transactions.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Our executive officers and directors are only permitted to enter into a material transaction or agreement with the Company with the prior consent of the Audit Committee. In approving or rejecting the proposed transaction or agreement, the Audit Committee considers the relevant facts and circumstances available, including, but not limited to the risks, the costs and the benefits to Omnicell, the terms of the transaction or agreement, the availability of other sources for comparable services or products, and, if applicable, the impact on a director’s independence. The Audit Committee approves only those transactions or agreements that, in light of known circumstances, are in, or are not inconsistent with, Omnicell’s best interests, as the Audit Committee determines in the good faith exercise of its discretion. The Board has adopted a written Related-Person Transactions Policy that can be found under “Leadership & Governance — Governance Documents” on the Company’s investor relations website at ir.omnicell.com. We have entered into indemnity agreements with our executive officers and directors, which provide, among other things, that the Company will indemnify the officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings to which he or she is or may be made party by reason of his or her position as a director, officer or other agent of Omnicell, and otherwise to the fullest extent permitted under Delaware law and our bylaws.
There have been no transactions since January 1, 2025, and there are no currently proposed transactions, in which Omnicell was or is a participant and for which the amount involved exceeds $120,000, in which any related person had or will have a direct or indirect material interest.
DIRECTOR COMPENSATION
We believe it is essential for our long-term success to attract highly talented candidates for our Board. Commensurate with this philosophy, the Board compensates its non-employee directors with long-term equity-based compensation and a cash fee on a quarterly basis. In determining the number of shares of restricted stock to be awarded to non-employee directors as part of their annual and/or new director equity grant, the Board uses the 20-day average closing price of the Company’s common stock for the period preceding the restricted stock grant date. The Board’s fiscal year 2025 non-employee director compensation program is further described below, which reflects an increase in the annual cash compensation and targeted value of the annual restricted stock grant for each non-employee director, as well as an increase in the cash compensation for the Lead Independent Director.
•
Each non-employee director is entitled to receive cash compensation in the amount of $27,500 per quarter at the time of and upon physical attendance, or attendance via electronic means, at each quarterly Board meeting and is eligible for reimbursement for expenses incurred in attending Board and committee meetings.

•
Each new non-employee director is entitled to receive a restricted stock grant with a targeted value of $180,000 as of the grant date, which will vest in full on the one-year anniversary of the grant date, so long as the recipient remains a director until such date.

•
If a new non-employee director does not begin his or her initial term coincident with the occurrence of the Company’s annual meeting of stockholders, then such director shall be entitled to receive his or her applicable Initial Restricted Stock Grant, as described above, on an annualized pro-rata basis covering the time of his or her service up to June 1 immediately following the date of such director’s appointment or election.

•
Each non-employee director continuing his or her service on the Board following the annual meeting of stockholders is entitled to receive a restricted stock grant with a targeted value of $180,000 as of the grant date, which will vest in full on the one-year anniversary of the grant date, so long as the recipient remains a director until such date, provided that if a director does not stand for reelection or is not renominated to stand for election following any such grant of restricted stock, the vesting of any such outstanding restricted stock award shall accelerate and immediately vest as of the date of such recipient’s retirement from the Board.
•
Committee members and chairpersons, as well as the Lead Independent Director, are eligible for additional compensation for their service as follows:

Position	Annual Cash Fees(1) ($)	Meeting Fees(2) ($)	Targeted Value of Annual Restricted Stock Grant(3) ($)	Total Value of Annual Compensation ($)
Audit Committee Chairperson	20,000	1,250	20,000	40,000
Audit Committee Member (non-Chair)	10,000	1,250	10,000	20,000
Compensation Committee Chairperson	20,000	1,250	20,000	40,000
Compensation Committee Member (non-Chair)	10,000	1,250	10,000	20,000
Corporate Governance Committee Chairperson	11,000	1,250	11,000	22,000
Corporate Governance Committee Member (non-Chair)	7,500	1,250	7,500	15,000
Mergers & Acquisitions Committee Member	—	1,250	—	—
Lead Independent Director	57,500	—	17,500	75,000

(1)
Annual cash fees are paid in four equal installments at each quarterly Board meeting.

(2)
Represents the per-meeting cash compensation fee received by each member of the M&A Committee for each meeting duly convened and held that such member attends, as well as for certain other non-regularly scheduled meetings of the other committees of the Board duly convened and held that such member attends. Such compensation is paid quarterly in arrears at each quarterly Board meeting.

(3)
Represents the targeted value of restricted stock granted to each non-employee director serving in such capacity (as a chairperson, committee member or Lead Independent Director, as applicable) as of June 1. Such grant will vest in full on the one-year anniversary of the grant date, so long as the director continues to serve as a director.

The table below summarizes, for fiscal year 2025, certain information with respect to the compensation of all non-employee directors of Omnicell. Mr. Lipps, our Chairman, President and CEO, did not receive compensation for serving on the Board. Please see the 2025 Summary Compensation Table for the compensation received by Mr. Lipps for his service as our Chairman, President and CEO.

DIRECTOR COMPENSATION FOR FISCAL YEAR 2025
Director	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2)(3) ($)	Option Awards(4) ($)	All Other Compensation ($)	Total ($)
Joanne B. Bauer	140,000	215,141	—	—	355,141
Edward P. Bousa	106,250	196,980	—	—	303,230
Mary A. Garrett	115,000	215,141	—	—	330,141
Kaushik “Bobby” Ghoshal	103,750	194,398	—	—	298,148
Mark W. Parrish	115,000	207,366	—	—	322,366
Bruce E. Scott	117,250	208,399	—	—	325,649
Robin G. Seim	116,250	207,366	—	—	323,616
Eileen J. Voynick	113,750	204,755	—	—	318,505

(1)
Cash amounts included in this column represent cash fees paid to each non-employee director for his or her Board or committee service during fiscal year 2025. Cash fees are paid on a quarterly basis at each quarterly Board meeting.

(2)
The dollar amounts in this column represent the grant date fair value of stock awards calculated in accordance with Accounting Standards Codification (“ASC”) Topic 718 “Stock Compensation” (“ASC Topic 718”) based on the closing stock price on the date of grant.

(3)
The aggregate number of shares subject to restricted stock awards outstanding as of December 31, 2025, all of which were granted in fiscal year 2025, for each of the non-employee directors listed in the table above was as follows: Ms. Bauer, 7,084; Mr. Bousa, 6,486; Ms. Garrett, 7,084; Mr. Ghoshal, 6,401; Mr. Parrish, 6,828; Mr. Scott, 6,862; Mr. Seim, 6,828; and Ms. Voynick, 6,742.

(4)
No options were granted to the individuals in the table in fiscal year 2025. The aggregate number of shares subject to outstanding stock options held by each of the non-employee directors listed in the table above as of December 31, 2025 was as follows: Ms. Bauer, 0; Mr. Bousa, 0; Ms. Garrett, 0; Mr. Ghoshal, 0; Mr. Parrish, 0; Mr. Scott, 6,381; Mr. Seim, 6,381 and Ms. Voynick, 0.

EXECUTIVE OFFICERS
The information required by Item 7 of Schedule 14A may be found under the heading “Information About Our Executive Officers” in Part I, Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Such information is incorporated herein by reference.

EXECUTIVE COMPENSATION
PROPOSAL NO. 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
Our stockholders have indicated their preference that we solicit a non-binding advisory vote on the compensation of our named executive officers, commonly referred to as a “say-on-pay” vote, every year. Our Board has adopted a policy that is consistent with that preference. In accordance with that policy, this year, we are again asking our stockholders to approve, on an advisory basis, the compensation of our “Named Executive Officers” or “NEOs” as disclosed in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement. This vote is required under Section 14A of the Exchange Act (which was put in place by the Dodd-Frank Act).
For details on our executive compensation program, including our compensation philosophy and objectives and the fiscal year 2025 compensation of our NEOs, we urge you to read the Compensation Discussion and Analysis included in this proxy statement, as well as the compensation tables and the related narrative disclosure.
As discussed in those disclosures, we believe that our compensation policies and decisions are appropriately designed to align the interests of our executive officers with those of our stockholders, to emphasize strong pay-for-performance principles and to enable us to attract and retain talented and experienced executives to lead the Company in a competitive environment.
Applying these philosophies, the Compensation Committee has set specific compensation goals designed to help the Company achieve our short- and long-term business and performance goals. In setting executive officer compensation, the Compensation Committee seeks to design a compensation program that it believes will attract, retain and incentivize our executive officers to help the Company achieve its performance goals.
Highlights of our fiscal year 2025 executive compensation program include:
•
Emphasis on at-risk or variable pay:   A significant majority of our NEOs’ compensation consists of (i) performance-based cash and equity awards which are earned or vest only upon the achievement of certain Company and individual performance metrics and (ii) restricted stock units for which the value received varies based on our stock price. Approximately 88% of our CEO’s fiscal year 2025 target pay was at-risk or variable, and approximately 82% of the average fiscal year 2025 target pay of our other continuing NEOs (Nnamdi Njoku, Baird Radford, and Corey J. Manley, excluding the one-time equity award of RSUs granted to Mr. Radford, which was driven by individual negotiations pursuant to his hiring and appointment as Executive Vice President and Chief Financial Officer, rather than pursuant to the Company’s typical practices) was at-risk or variable, in each case, based on Company and individual performance and based on annualized base salaries and target annual cash bonuses.

•
Pay-for-performance alignment:   We believe that the alignment of our CEO’s total compensation with our stock price performance, total revenue, total annual recurring revenue and non-GAAP EBITDA reflects our emphasis on pay-for-performance principles.

•
Comparison to our peer group:   The Compensation Committee makes pay decisions after completing an evaluation of market practices and a comparison of compensation to our peer group companies.

In summary, the elements of our compensation package as well as the amount of compensation paid to our NEOs are designed to emphasize strong pay-for-performance principles and provide reasonable compensation to our NEOs as compared to market practices and our peer group.
For these reasons, the Board is asking stockholders to support the compensation of our NEOs, as described in this proxy statement, by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s proxy statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the 2025 Summary Compensation Table and the other related tables and disclosure.”
While the advisory vote we are asking you to cast is non-binding, the Compensation Committee and the Board value the views of our stockholders and will take into account the outcome of the vote when considering future compensation decisions for our named executive officers.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 2.
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (“CD&A”) provides information regarding the compensation paid to our Named Executive Officers (“NEOs”) during fiscal 2025.
These individuals are:
•
Randall A. Lipps, Chairman, President and Chief Executive Officer;

•
Nnamdi Njoku, Executive Vice President and Chief Operating Officer;

•
H. Baird Radford, III, Executive Vice President and Chief Financial Officer;

•
Corey J. Manley, Executive Vice President and Chief Legal and Administrative Officer; and

•
Nchacha E. Etta, Former Executive Vice President and Chief Financial Officer

Executive Changes
On August 25, 2025, Omnicell appointed Baird Radford its Executive Vice President and Chief Financial Officer. The compensation arrangements for Mr. Radford were driven by individual negotiations pursuant to his employment offer rather than pursuant to the Company’s typical practices. In addition, on November 1, 2025, Mr. Etta, the Company’s former Executive Vice President and Chief Financial Officer, was terminated by the Company without cause. In connection with his termination, Mr. Etta received benefits under the Company’s Executive Severance Plan. Each of these changes impacted executive officer compensation in 2025. Mr. Radford’s compensation arrangements upon his appointment as an executive officer are discussed in the CD&A section titled “Employment Arrangements” below and Mr. Etta’s compensation arrangement upon his termination is discussed in the CD&A section titled “Severance and Change of Control Arrangements.”
Executive Summary
Omnicell is a leading intelligent medication management technology company, that empowers autonomous medication management by unifying automation and AI-enabled intelligence, optimized by expert services, to drive clinical and business outcomes that are helping to improve efficiency and enhance patient safety for healthcare facilities worldwide. This puts us in a highly competitive industry requiring us to recruit, incentivize and retain specific skill sets and experience in our leaders. Our executive compensation approach is designed to continue to support our commitment to being the healthcare providers’ most trusted partner to enable the Autonomous Pharmacy transformation.
Fiscal 2025 Executive Compensation Highlights
The Compensation Committee of our Board (the “Compensation Committee”) took the following key actions with respect to the compensation of our NEOs for fiscal 2025:
•
Base salaries — In March 2025, the Compensation Committee determined to increase the annual base salaries of Messrs. Lipps and Manley by three and one-half percent (3.5%) from fiscal 2024 base salaries. Messrs. Njoku’s and Radford’s 2025 annual base salaries were determined upon their joining the Company based on competitive market data for the respective positions of Executive Vice President and Chief Operating Officer and Executive Vice President and Chief Financial Officer.
•
Performance-based cash bonuses — Our currently-serving NEOs earned annual cash bonuses equal to approximately 133.3% of each such NEO’s total incentive target.

•
Long-term equity incentive compensation — Each of Messrs. Lipps, Njoku and Manley were granted long-term equity incentive awards in the following forms:

•
Time-based restricted stock units (“RSUs”), which vest over a four-year period, contingent on continued service; and

•
Performance-based restricted stock units (“PSUs”), with the potential to earn between 50% and 200% of the target PSU award, provided certain performance criteria are achieved, and which vest 25% immediately on the date that the Compensation Committee formally certifies the Company’s performance and achievement of related performance metrics, with the remaining earned award vesting in equal increments quarterly over the subsequent three-year period, contingent on continued service.

In connection with Mr. Radford’s hiring and appointment as Executive Vice President and Chief Financial Officer, he received a one-time sign-on equity award of RSUs with a target grant date value of approximately $1,000,000, which vest over a four-year period, contingent on continued service.
Consistent with the Compensation Committee’s prior-year approach to continue to align pay with market factors, reinforce a focus on performance metrics and increase retentive compensation, the long-term equity incentives were delivered approximately 50% in PSUs and 50% in RSUs for Messrs. Lipps, Njoku and Manley. The Compensation Committee believes this mix of equity awards further aligns our executives with the long-term financial interests of our stockholders, while providing an appropriate level of retentive and performance-based compensation. In light of Mr. Etta’s separation, the Compensation Committee did not grant 2025 long-term incentive awards to Mr. Etta. As noted, Mr. Radford received a one-time sign-on equity award of RSUs in connection with his hiring and appointment as Executive Vice President and Chief Financial Officer of the Company.
•
Randall A. Lipps Employment Agreement.   As previously disclosed, in March 2025, Omnicell entered into an employment agreement with Mr. Lipps pursuant to which he will continue to serve as the Company’s President and Chief Executive Officer (the “CEO Employment Agreement”). The CEO Employment Agreement has a term through December 31, 2027 and provides the payments and benefits to which Mr. Lipps is entitled including:(i) an annual base salary, (ii) eligibility for a participation in the annual cash bonus program, and (iii) an annual long-term incentive award, as well as continued eligibility for benefits the Company may provide from time to time to similarly situated employees and to participate in the benefit plans and allowances for which he is currently eligible to the extent the Company continues to provide such benefits to employees in general. In addition, Mr. Lipps will also be eligible for certain severance and change of control benefits under the CEO Employment Agreement. Mr. Lipps’ compensation arrangements are further discussed in the CD&A section titled “Employment Arrangements” below.

Our Executive Compensation Philosophy
Our executive compensation program is designed to provide our executive officers incentives and rewards, while balancing the short-term and long-term interests of our stockholders with our ability to attract and retain talented executives. The Compensation Committee has the primary responsibility for establishing our executive compensation philosophy and determining the specific components and levels of each executive’s compensation. Our executive compensation program is based on four guiding principles established by the Compensation Committee:
•
Enhance stockholder value by aligning the financial interests of our executive officers with those of our stockholders;

•
Enable us to attract, motivate and retain the people needed to: (i) define and create industry-leading products and services and (ii) make the Company the healthcare providers’ most trusted partner to enable the Autonomous Pharmacy transformation;

•
Integrate compensation closely with the achievement of our business and performance objectives; and

•
Reward individual performance that contributes to our short-term and long-term success.

We have created a compensation program that combines short-term and long-term components, cash and equity and fixed and performance-based contingent payments, in the proportions we believe are aligned with these four guiding principles.
An important element of our compensation philosophy is to provide executives with compensation packages that are competitive with the compensation packages for executives in comparable positions at advanced services technology companies of similar size and industry to us in order to attract, motivate and retain dynamic and innovative executives to lead our strategic initiatives. As such, the Compensation Committee considers a competitive market analysis when determining the size, components and mix of executive officer compensation elements. For additional information, see the section below entitled “Executive Compensation-Setting Process.”
“Pay for Performance” Program Design
To align our NEOs’ interests with those of our stockholders and motivate and reward individual performance that contributes to our short-term and long-term success, a significant majority of our NEOs’ target total compensation is at-risk or variable based on Company and individual performance (including stock price performance). We consider annual cash bonuses to be “at-risk” because the value received (if any) is subject to both the achievement of Company and individual performance goals. We consider PSUs to be “at-risk” because the value received (if any) is subject solely to Company performance. We consider RSUs to be “variable” because the value received varies based on our stock price. The charts below represent the mix of target pay for fiscal 2025 of our CEO and the average of our other continuing NEOs (excluding Mr. Etta due to his separation and Mr. Radford due to the timing of his appointment and because his compensation arrangements were driven by individual negotiations pursuant to his employment offer rather than pursuant to the Company’s typical practices). Target pay, as shown below, consists of each continuing NEO’s (i) annualized base salary for fiscal 2025 at the rate effective as of December 31, 2025; (ii) target annual cash bonus as a percentage of annualized base salary for fiscal 2025 at the rate effective as of December 31, 2025; and (iii) the grant date fair value of equity awards granted to such NEO during fiscal 2025 (as reported in the 2025 Summary Compensation Table). As reflected in the charts below, for fiscal 2025, approximately 88% of our CEO’s target pay, and 82% of the average target pay of our other continuing NEOs, respectively, was at-risk or variable, in each case, based on Company and individual performance. We believe this target pay mix reflects the strong pay-for-performance design of our executive compensation program.

(1)
The “Other NEOs, Average Target Pay Mix” chart as set forth above excludes the compensation paid to Mr. Radford, given the timing of his appointment as Executive Vice President and Chief Financial

Officer, and that his compensation arrangements were driven by customary compensation ranges for the position based on market analysis and individual negotiations pursuant to his employment offer, rather than pursuant to the Company’s typical practices, as well as the compensation paid to Mr. Etta given his separation from the Company in 2025.
Elements of Our Executive Compensation Program
The table below describes the principal elements of our 2025 executive compensation program, including the primary objectives of each element, any associated performance measures, and whether each element is categorized as “fixed,” “at-risk” or “variable” based on Company or individual performance (including stock price performance). See the section below entitled “Elements of Compensation and 2025 Determinations” for additional information regarding these compensation elements.
Compensation Element		Type	Primary Objective(s)	Performance Measures
Annual Base Salary		Fixed	Provide base amount of market competitive pay and predictable level of financial stability	Not applicable, although adjustments may be made to recognize individual performance
Annual Cash Performance- Based Bonus		At-risk	Incentivize and reward the achievement (and over- achievement) of short-term corporate and individual goals	Corporate Threshold Targets: • Non-GAAP EBITDA (annual) • Total Revenue (annual) • Total Annual Recurring Revenues (annual) • Executive Goals (annual)
Long-Term Equity Incentive Awards	PSUs	At-risk	Incentivize and retain executives, align the interests of stockholders and executives, and motivate and reward achievement of long-term corporate financial goals (no payout if performance measure is not met)	Total stockholder return over a one-year performance period as measured against certain companies in the healthcare sector of the S&P 400 and S&P 600 indexes (the “S&P 1000 Healthcare Index”)
	RSUs	Variable	Incentivize and retain executives and align the interests of stockholders and executives by linking realized value to stock price performance	Value is dependent upon stock price

Executive Compensation Practices
We employ a number of practices designed to reinforce our pay-for-performance executive compensation philosophy:
WHAT WE DO	WHAT WE DON’T DO
Significant majority of NEO compensation is at-risk or variable based on Company and individual performance (including performance-based cash and equity awards)	No guaranteed bonuses or base salary increases
Multi-year vesting periods for equity awards	No “single trigger” change of control arrangements
Multiple performance metrics for at-risk compensation	No tax gross ups of severance or change of control payments or benefits*
Meaningful stock ownership guidelines for all executive officers and non-employee directors	No repricing, cash-out or exchange of “underwater” stock options without stockholder approval
Perquisites provided to our executives are limited	No special health, welfare or retirement plans for executive officers
Annual advisory vote for stockholders to approve NEO compensation	No short sales of our common stock or purchases of derivatives
Maintain a fully (100%) independent Compensation Committee	No dividend payments on unearned equity awards
Retain an independent compensation consultant to advise the Compensation Committee
Annual executive compensation review (including review of compensation peer group and compensation-related risk assessment)
Maintain a policy requiring the recoupment of incentive compensation under certain conditions

*
In limited instances, a tax reimbursement may be provided for amounts related to event-related expenses incurred by an executive officer or their spouse or guest for attendance at certain of the Company’s business events where such attendance is encouraged.

“Say-on-Pay” Vote
In May 2025, we held a stockholder advisory vote on the compensation of our NEOs. Our stockholders approved, on an advisory basis, the compensation of our NEOs, with approximately 94.9% of stockholder votes cast in favor of our “say-on-pay” resolution. In addition, over the past five years, on average, our stockholders approved, on an advisory basis, the compensation of our NEOs, with approximately 93.5% of stockholder votes cast in favor of our “say-on-pay” resolution. In evaluating our compensation practices during fiscal 2025 and in early 2026, we were mindful of the support our stockholders expressed for our philosophy of linking compensation to our operating and organizational objectives and the enhancement of stockholder value.
As a result, the Compensation Committee retained our general approach to executive compensation, continued to apply the same general principles and philosophy as in the prior fiscal year in determining executive compensation and did not make any changes to our executive compensation program in response to the 2025 “say-on-pay” vote. The Compensation Committee will continue to consider stockholder concerns and feedback in the future. In 2023, our stockholders included their approval of the Board and management recommendation that we solicit a “say-on-pay” vote on an annual basis. Our Board has adopted a policy that is consistent with that preference, and, accordingly, we are holding a say-on-pay vote at this Annual Meeting. A “say-on-frequency” vote is required every six years, and as such, our next say-on-frequency vote will be in 2029.
Executive Compensation-Setting Process
Role of the Compensation Committee
Our Board has delegated to the Compensation Committee the responsibility for developing our compensation philosophy, establishing our executive compensation program and overseeing equity awards under our equity incentive plans. On an annual basis, the Compensation Committee approves the individual compensation packages for each of our executive officers. For additional information regarding the responsibilities of the Compensation Committee and its role in setting our 2025 executive compensation, please refer to the section above entitled “Board and Corporate Governance Matters — Information Regarding Compensation Committees of the Board of Directors — Compensation Committee.”
Role of Management
Although the Compensation Committee maintains ultimate authority over our executive officers’ compensation, the Compensation Committee considers the input and evaluations of our President and CEO, Mr. Lipps, as it relates to executive officers other than Mr. Lipps. In conjunction with the Compensation Committee’s annual review, Mr. Lipps develops cash and equity compensation proposals for each executive officer (other than himself) to present to the Compensation Committee for discussion and approval. Mr. Lipps does not participate in the final determination of his own compensation. In addition, from time to time, various members of management and other employees may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice or otherwise participate in Compensation Committee meetings.
Role of Compensation Consultant
The Compensation Committee engaged the services of Exequity in 2025, to serve as an independent advisor to the Compensation Committee to assist in reviewing the compensation of the Company’s executive officers. At the request of the Compensation Committee, Exequity identified companies for a competitive market analysis, as discussed in the section below entitled “Competitive Market Analysis.” Exequity ultimately developed recommendations regarding 2025 executive compensation levels and types of compensation elements that were presented to the Compensation Committee for its consideration.
For additional information regarding the engagement of Exequity as compensation consultant and its roles in advising with respect to our 2025 executive compensation, please refer to the section above entitled “Board and Corporate Governance Matters — Information Regarding Compensation Committees of the Board of Directors — Compensation Committee — Compensation Committee Processes and Procedures.”
Competitive Market Analysis
As part of its engagement, Exequity worked closely with the Compensation Committee to identify comparable peer companies, provided the Compensation Committee with reports summarizing a comparison of the total compensation of our executive officers with such peer companies and provided an assessment of the specific elements of our executive compensation components in relation to the peer companies. The Compensation Committee believes a competitive market analysis of executive compensation is crucial to maintaining compensation levels competitive with other leading technology companies with which we compete for personnel. Additionally, the competitive market analysis provides guideposts, that the Compensation Committee uses to determine the size, mix and components of executive compensation.
Historically it has been, and continues to be, challenging to find appropriately sized industry competitors for comparison. Therefore, the Compensation Committee, with the assistance of Exequity, has developed a group of publicly traded companies viewed as comparable to the Company based on the following selection criteria that we believe provides a meaningful cross section from which to benchmark executive compensation:

•
Companies with similar revenue size to ours (i.e., approximately 0.5 times to 3.0 times our then-current trailing twelve-month revenue);

•
Companies with a similar market capitalization, enterprise value, EBITDA, or number of employees as ours;

•
Companies with similar financial structures or limitations (i.e., cyclicality, outsourcing strategies);

•
Industry similarity, to the extent possible, with a primary focus on three industry subcategories that we believe are representative of portions of our business: the healthcare management and software industry; the medical equipment and supplies industry; and the logistics and supply chain management and manufacturing industry (software companies are also considered and included where appropriate); and

•
Companies, to the extent reasonable, with which we believe we may compete for executive personnel.

For the decisions relating to the 2025 compensation of our NEOs (other than Mr. Radford), including the long-term equity compensation awards approved for Messrs. Lipps, Njoku and Manley in March 2025, the Compensation Committee utilized a report prepared by Exequity in late 2024 (the “2025 Peer Group Report”). To the extent that there are statements relating to percentiles included in this CD&A, they are intended to reference performance against peer companies as identified in the 2025 Peer Group Report. Mr. Radford joined the Company and was appointed Executive Vice President and Chief Financial Officer in August 2025 and his compensation levels were determined in connection with his hiring. In connection with Mr. Radford’s employment offer, the Compensation Committee considered market data gathered by Exequity based on companies in our 2025 peer group as identified in the 2025 Peer Group Report, as well as other factors discussed below in the section entitled “Elements of Compensation and 2025 Determinations.” The companies identified for benchmark comparison in the 2025 Peer Group Report and selected by the Compensation Committee as our 2025 peer group were as follows:
2025 Peer Group
• ACI Worldwide, Inc.	• Haemonetics Corporation	• Masimo Corp.
• Avanos Medical, Inc.	• HealthEquity, Inc.	• MultiPlan, Inc.
• Blackbaud Inc	• ICU Medical, Inc.	• Nutanix, Inc.
• CONMED Corporation	• Inspire Medical Systems, Inc.	• Orthofix Medical Inc.
• Evolent Health, Inc.	• Integer Holdings Corporation	• Pegasystems Inc.
• Globus Medical, Inc	• Integra LifeSciences Holdings Corporation	• Tandem Diabetes Care, Inc.
• GoodRx Holdings, Inc.	• LivaNova PLC	• Varex Imaging Corporation
The Compensation Committee and its compensation consultant strive to maintain a consistent peer group year over year for comparability of competitive analysis. However, on a yearly basis, the peer group is reviewed and refined to take into consideration comparability of peer companies’ financial performance relative to Omnicell, as well as the acquisition of or any fundamental changes in the peer companies’ operating businesses. As part of this review process, the Compensation Committee made the following changes to the 2024 peer group in determining the 2025 peer group:
•
Removed Agiliti, Inc. as it was acquired in May 2024 and R1 RCM Inc., as its acquisition was announced in February 2024;

•
Removed ModivCare Inc., Teladoc Health, Inc. and Veradigm Inc., as they no longer matched the peer group selection criteria described above; and

•
Added the following companies due to: (i) being a competitor in the software-as-a service space, and/or (ii) financial profile or size comparability: Avanos Medical, Inc., Inspire Medical Systems, Inc. LivaNova PLC, Orthofix Medical Inc., Premier, Inc., Tandem Diabetes Care, Inc. and Varex Imaging Corporation.

As of the date of the 2025 Peer Group Report, our revenue registered at the 37th percentile of the companies in the 2025 peer group and our market capitalization registered at the 17th percentile of the companies in the 2025 peer group.

Elements of Compensation and 2025 Determinations
Our executive compensation program consists of three principal components: base salary; a performance-based cash bonus plan (together with base salary, the “total cash compensation”); and long-term equity incentive compensation. The long-term equity incentive compensation is further divided into two components: RSUs that vest over time if the executive remains employed with the Company and PSUs that initially vest only upon the achievement of certain Company performance metrics and, provided those performance metrics are achieved, vest over time if the executive remains employed with the Company. We also provide our executive officers with certain other benefits, including limited perquisites, severance and double trigger change of control benefits and the ability to participate in our 401(k) plan and other employee benefit plans with all other eligible employees. The philosophy underlying each of the components of compensation and the specific factors weighing on the compensation determinations for 2025 are discussed in each section below.
Cash Compensation
Overview.   The cash component of our executive compensation program serves a two-fold purpose. Base salaries are intended to provide financial stability, predictability and security of compensation for our executive officers for fulfilling their core job responsibilities, while the performance-based cash bonus plan is intended to incentivize and reward the achievement of predetermined corporate and individual short-term objectives. The Compensation Committee’s objective that provides guidance in its cash compensation decision-making has been to provide each executive officer with (i) a target total cash compensation opportunity at or near the 50th percentile for comparable positions identified in the 2025 Peer Group Report, with the potential for actual higher or lower total cash compensation to be earned dependent upon the achievement of underlying performance objectives, and (ii) base salary at approximately the 50th percentile for comparable positions identified in the 2025 Peer Group Report.
The Compensation Committee analyzes compensation from the 2025 Peer Group Report, input from Exequity, and management’s financial forecasts for the upcoming fiscal year to determine the level of each component of an executive’s total cash compensation targets. The Compensation Committee takes into consideration a competitive market analysis of competitive pay practices for comparable positions identified in the 2025 Peer Group Report, with a view toward maintaining consistent bonus percentages among the Company’s executive officers and targeting total cash compensation at or near the 50th percentile for each executive officer as compared to the peer group.
The Compensation Committee determined the base salary for Mr. Radford, who joined the Company in August 2025, taking into consideration various factors including market data gathered by Exequity for comparable positions based on our 2025 peer group, the scope of Mr. Radford’s role, his qualifications and prior experience, other input provided by Exequity and the recommendation of our CEO.
2025 Base Salary and Total Cash Compensation Determination.   In determining targeted total cash compensation for 2025, the Compensation Committee used its objective of targeting base salary and total cash compensation at or near the 50th percentile as guidance, including performance-based cash compensation elements, in each case as compared to the peer group
The table below sets forth, for each NEO other than Mr. Radford, 2025 base salary and the targeted total cash compensation approved by the Compensation Committee in March 2025, and the percentage increase such approved 2025 targeted total cash compensation represented from the 2024 targeted total cash compensation that was approved.
Named Executive Officer	2025 Base Salary(1) ($)	2025 Targeted Total Cash Compensation(1) ($)	2024 Targeted Total Cash Compensation(2) ($)	Percentage Increase from 2024 Targeted Total Cash
Randall A. Lipps	862,598	1,940,846	1,875,213	3.5%
Nnamdi T. Njoku	645,000	1,290,000	806,250(3)	0%(3)
Corey J. Manley	424,350	806,265	779,000	3.5%
Nchacha E. Etta	486,875	925,063	925,063	0%

(1)
2025 base salary and 2025 targeted total cash compensation refer to an executive officer’s annualized salary and incentive target effective July 2025, assuming, in the case of 2025 targeted total cash compensation, achievement of 100% of the Company’s Executive Goals (as defined below) and the achievement of the 2025 performance metrics (as described below).

(2)
2024 base salary and 2024 targeted total cash compensation refer to an executive officer’s annualized salary and incentive target effective July 2024, assuming, in the case of 2024 targeted total cash compensation, achievement of 100% of the Company’s Executive Goals (as defined below) and achievement of the 2024 performance metrics (as described below).

(3)
Due to the timing of Mr. Njoku’s appointment as Executive Vice President and Chief Operating Officer, he was only eligible in 2024 for a special fourth quarter cash bonus with a target value of $161,250, subject to achieving certain onboarding and assimilation goals, in connection with Mr. Njoku’s hiring which amount is currently reflected in his “2024 Targeted Total Cash Compensation”. If Mr. Njoku would have been eligible for participation in the Company’s annual executive bonus plan, his total targeted cash compensation for 2024 would have been $1,290,000.

Performance-Based Bonus.   The second component of cash compensation for our executive officers is a performance-based bonus, which is intended to be a substantial component of our executives’ cash compensation. The Compensation Committee determines each executive officer’s performance-based bonus target (as a percentage of his or her base salary), taking into consideration the competitive market analysis in the 2025 Peer Group Report, with a view towards maintaining consistent bonus percentages amongst the Company’s executive officers and targeting total cash compensation at or near the 50th percentiles for each executive officer as compared to the 2025 peer group. The performance-based bonus target percentages for 2025 (excluding Mr. Njoku) remained the same as those determined by the Compensation Committee for 2024. Due to the timing of Mr. Njoku’s appointment as Executive Vice President and Chief Operating Officer, in 2024 he was only eligible for a special fourth quarter cash bonus with a target value of $161,250, subject to achieving certain onboarding and assimilation goals, in connection with Mr. Njoku’s hiring which amount is currently reflected in his “2024 Targeted Total Cash Compensation”. If Mr. Njoku had been eligible for participation in the Company’s annual executive bonus plan, his performance-based bonus target percentage would have been 100% of his base salary.
In 2024, the Compensation Committee adopted the Omnicell, Inc. Executive Bonus Plan (“Bonus Plan”). The Compensation Committee determined to utilize the Bonus Plan to determine the performance-based bonuses for the Company’s executive officers for 2025. The Bonus Plan provides our executive officers with the potential to earn between 0% – 200% of his or her target bonus payout upon meeting certain annual performance metrics, which may be weighted between 0% – 100%. Under the Bonus Plan, the Company established annual threshold, target, and maximum performance metrics. Achievement of the threshold, target and maximum performance metrics results in a payment of 50%, 100%, and 200%, respectively, of the target bonus. There are linear changes between threshold, target, and maximum payouts. The bonus is further subject to modification dependent upon the Company’s achievement of the annual executive goals (“Executive Goals”). Failure to meet an Executive Goal results in forfeiture of the percentage of cash bonus associated with the Executive Goal, subject to a maximum forfeiture amount of up to 20% of an executive officer’s 2025 bonus payout. For example, if the Company had three Executive Goals that were equally weighted (i.e., each Executive Goal was worth 33%), if the Company failed to meet one Executive Goal but met the other two Executive Goals, the executive would be eligible to receive only 93% of the annual bonus payout. So, if the Company would have achieved a maximum bonus payout (i.e., 200% of targeted bonus payout), an executive would be entitled to receive a bonus payout of 186% (93% x 200%)).
2025 Performance Metrics.   For 2025, the performance metrics for our executive officers’ bonuses were non-GAAP EBITDA (40%), total revenue (40%) and total annual recurring revenue (20%). The Compensation Committee selected these performance metrics to further emphasize a focus on profitable growth. The Compensation Committee established annual performance goals for each of these three performance metrics.
2025 Performance Metric Targets and Bonus Determination
The Compensation Committee established the 2025 performance metric targets at the beginning of 2025, and such targets were intended to incent the executive officers to achieve results that were consistent with the Company’s board-approved financial plan. The actual amount of each target was set by the Compensation Committee based on a combination of the input of management, historical annual results, the Company’s desired growth, financial forecasts and analyst expectations, as well as the Company’s views on the market environment and expected headwinds and macroeconomic uncertainty for 2025. The following table sets forth the performance metrics applicable to the NEOs and actual performance for 2025:
Non-GAAP EBITDA(1) (40%)				Total Revenues (40%)				Total Annual Recurring Revenue(2) (20%)
Threshold (50%)	Target (100%)	Max (200%)	Actual	Threshold (50%)	Target (100%)	Max (200%)	Actual	Threshold (50%)	Target (100%)	Max (200%)	Actual
(amounts in millions)
$137.0	$157.0	$177.0	$139.9	$1,123.0	$1,153.0	$1,183.0	$1,184.8	$613.0	$628.0	$643.0	$635.6

(1)
Non-GAAP EBITDA for incentive purposes represents the Company’s as-reported non-GAAP EBITDA for fiscal year 2025 and is defined as earnings before interest income and expense, taxes, depreciation, amortization, and share-based compensation expenses pursuant to ASC Topic 718, as well as excluding certain other non-GAAP adjustments such as acquisition-related expenses, amortization of debt issuance costs, EnlivenHealth restructuring, RDS restructuring, legal and regulatory expenses, management severance costs, and executive transition costs.

(2)
Total Annual Recurring Revenue (“ARR”) for incentive purposes represents the Company’s as-reported Total Annual Recurring Revenue for fiscal year 2025. We consider revenues generated from our consumables, technical services, and SaaS and Expert Services to be recurring revenues. We define ARR at a measurement date as the revenue we expect to receive from our customers over the course of the following year for providing them with products or services. ARR includes expected revenue from all customers who are using our products or services at the reported date. For technical services and SaaS and Expert Services, solutions are generally on a contractual basis, typically with contracts for a period of 12 months or more, with a high probability of renewal. Probability of renewal is based on historic renewal experience of the individual revenue streams or management’s best estimates if historical renewal experience is not available. Consumables orders are placed by customers through our Omnicell Storefront online platform or through written or telephonic orders and are sold to a customer base who utilize the consumable product and place recurring orders when customer inventory is depleted. ARR is generally calculated based on revenues received in the most recent quarter and changes to expected revenues where solutions were added to or removed from the install or customer base in the quarter. Revenues from technical services and SaaS and Expert Services are generally recorded ratably over the service term. Revenue from consumables are recorded when the product has shipped and title has passed. Our measure of ARR may be different than that used by other companies. Because ARR is based on expected future revenue, it does not represent revenue recognized during a particular reporting period or revenue to be recognized in future reporting periods. ARR should not be viewed as a substitute for GAAP revenues.

For fiscal year 2025, the Compensation Committee determined that the Company achieved a performance of 89.1% of target for non-GAAP EBITDA, 102.8% of target for total revenue and 101.2% of target for total annual recurring revenue, resulting in payout funding of approximately 133.3% of the target bonus for each of Messrs. Lipps, Njoku, Radford, Etta, and Manley.
The Company’s annual as reported non-GAAP EBITDA, total revenue and total annual recurring revenue for 2025 were the basis for measuring the level of non-GAAP EBITDA, total revenue and total annual recurring revenue to determine the achievement of the performance targets. The Compensation Committee believes that the structure of the Bonus Plan emphasizes its desire to motivate individual performance, while retaining the Company’s financial performance as paramount and the primary focus of each executive’s efforts.
Executive Goals.   For 2025, the Compensation Committee established Executive Goals for the executive officers and determined achievement of such targets. The Executive Goals are designed to encourage progress in, and create a strong incentive for, the executives to excel in areas that are primarily within their control, while emphasizing the importance of the Company’s success by requiring achievement of the Corporate performance metrics before bonus eligibility.

In 2025, the Compensation Committee approved three Executive Goals for our NEOs, which focused on objectives in the following areas: (1) Operating Objectives related to talent retention and recruitment, (2) Strategic Objectives related to customer health, satisfaction, and strengthening market position, and (3) Transformational Objectives that involve reimagining the customer experience. Each Executive Goal is given a percentage weighting such that achievement of all Executive Goals corresponds to 100% funding of the annual bonus payout. Each of the Operational and Strategic Objectives was weighted at 25% of an executive officer’s annual bonus payout and the Transformational Objective was weighted at 50% of an executive officer’s annual bonus payout.
Total Cash Bonuses Earned.   The following table sets forth, for each participating NEO, the Incentive Target, total earned incentive bonuses, and the percentage of total Incentive Target earned for 2025:
Named Executive Officer	2025 Incentive Target(1) ($)	Total 2025 Cash Bonus Earned ($)	% of Total 2025 Incentive Target Earned (%)
Randall A. Lipps	1,058,614	1,411,485	133.3
Baird Radford	143,567(2)	191,423	133.3
Nnamdi T. Njoku	645,000	860,000	133.3
Corey J. Manley	374,961	499,948	133.3
Nchacha E. Etta	404,481	539,308	133.3

(1)
The amounts contained in this table differ from the amounts as set forth in “Grants of Plan-Based Awards in Fiscal 2025” below due to portions of the 2025 Incentive Target for each NEO being based on portions of the NEO’s annual base salary for 2024.

(2)
The 2025 Incentive Target for Mr. Radford reflects the cash bonus for which Mr. Radford was eligible based on the date he joined Omnicell.

Equity Compensation
Overview.   Long-term equity-based compensation is intended to incentivize and retain our executive officers through the tying of our long-term financial performance to the executive officer’s financial success using a mix of time-based vesting and performance-based vesting. We believe that the combination of both time-based vesting and performance-based vesting, with shared financial success are long-term incentives that motivate our executive officers to grow revenues and earnings, enhance stockholder value and align the interests of our stockholders and executives over the long-term. Equity-based compensation is awarded in two components: (i) RSUs that vest over time if the executive remains employed with the Company and (ii) PSUs that initially vest only upon the achievement of the Company TSR index performance metric described below, and provided the performance metric is achieved, thereafter vest over time if the executive remains employed with the Company.
Generally, on an annual basis, the Compensation Committee makes an assessment as to the size and type of additional equity awards, if any, to be given to each executive officer. PSUs are intended to provide the most substantial incentive to our executive officers to improve Company performance and to positively affect stock value, while RSUs provide an element of long-term incentive that has greater retention value in a flat or down market but with the value of the award still fluctuating based on our stock price performance. Annual awards granted in 2025 vest over four years as follows: (i) in the case of service-based RSUs, 25% on the one year anniversary of the grant and the remaining 75% vesting in equal increments quarterly on February 15, May 15, August 15 or November 15, over the subsequent three year period and (ii) in the case of PSUs, 25% immediately on the date that the Compensation Committee formally certifies the Company’s performance and achievement of related performance metrics, with the remaining earned award vesting in equal increments quarterly on February 15, May 15, August 15 or November 15, over the subsequent three-year period. The size of the initial grant and the annual grants are determined by the Compensation Committee based upon factors including:
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competitive equity compensation practices for comparable positions identified in the 2025 Peer Group Report;

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the executive’s level of responsibility and duties;

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comparison to grant levels of other executive officers;

•
individual executive officer performance;

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corporate performance;

•
the executive’s prior experience, experience within his or her specific job and breadth of knowledge; and

•
corporate objectives for share-based compensation charges and earnings dilution.

On an annual basis, management and the Compensation Committee establish a maximum aggregate share-based compensation expense for the executive awards, taking into consideration anticipated share-based compensation expenses for equity grants to other employees. The Compensation Committee balances this percentile objective with its commitment to stay within management’s share-based expense objective in finalizing the aggregate and individual awards. In determining equity compensation for the executive officers, the Compensation Committee reviews the equity compensation grants over a three-year period against a three-year rolling benchmark identified in the 2025 Peer Group Report with an objective of making awards at or near the 50th percentile (on a value basis) over the three-year period.
In addition to the factors discussed above, with respect to the size of the awards on a year-over-year basis, the Compensation Committee also takes into consideration the following factors when determining the size and mix of the equity grants:
•
the combined size of the awards over a three-year period;

•
the effect of the awards on dilution;

•
our total equity compensation costs relative to total expenses; and

•
competitive equity compensation practices for comparable positions identified in the 2025 Peer Group Report.

With respect to Mr. Radford, upon commencement of his employment and appointment, he was awarded an initial time-based equity grant of RSUs carrying a service-based vesting condition, with 25% of the shares subject to the grant vesting on February 15, May 15, August 15 or November 15, whichever date is closest immediately following the one year anniversary of the grant, and the remaining 75% of the shares subject to vesting quarterly in equal increments over the following three years.
2025 Equity Awards.   In March 2025, the Compensation Committee approved executive equity grants with approximately 50% of the grants subject to performance-based vesting and 50% subject to time-based vesting for our NEOs (excluding the one-time sign on equity award of RSUs granted to Mr. Radford in connection with his hiring and appointment as Executive Vice President and Chief Financial Officer of the Company given the one-time nature of this award and that the award is not representative of the Company’s typical compensation practices), to further align pay with market factors, reinforce a focus on performance metrics and increase retentive compensation.
As in past years when setting the level of grants, the Compensation Committee took into consideration, to the extent applicable, corporate performance and individual contributions in 2024. The Compensation Committee also reviewed, assessed and took into consideration competitive equity compensation practices for comparable positions identified in the 2025 Peer Group Report. This input, and the Compensation Committee’s desire to maintain equity compensation expense within management’s established objective, resulted in the Compensation Committee setting a target percentile for our total equity awards at or near the 50th percentile as compared to the peer group in the Exequity Report, including performance-based equity compensation elements.
With respect to our continuing NEOs (excluding Mr. Radford), the Compensation Committee set ratios for 2025 equity awards of 50% PSUs and 50% RSUs. The ratio of time-based and performance-based vesting was set based on the targeted award size, the retention and incentive aspects of each type of award as well as an analysis of competitive market trends amongst our 2025 peer group.

In granting the various equity awards to our NEOs, the Compensation Committee used the average closing price of our common stock as quoted on the Nasdaq Global Select Market for 20 trading days immediately prior to the grant date ($40.10) to determine the number of shares subject to each award and the ratio among the various awards. For example, based on the framework described above, if the Compensation Committee were to recommend granting $1,000,000 in target grant equity value to an NEO, the executive would be granted approximately 12,469 RSUs (or $1,000,000 times 50% divided by $40.10) and approximately 12,469 PSUs (or $1,000,000 times 50% divided by $40.10). This is reflected in the table below setting forth our 2025 equity awards.
As the Compensation Committee used the average closing price of our common stock as quoted on the Nasdaq Global Select Market for 20 trading days immediately prior to the grant date ($40.10) to determine the number of shares subject to each award, based on the application of ASC Topic 718, the amounts reported for our NEOs in the 2025 Summary Compensation Table below deviate from the targeted value approved by the Compensation Committee. The 2025 Summary Compensation Table below reflects the grant date fair values of the various awards granted to each NEO calculated in accordance with ASC Topic 718 as follows: (i) the closing price of our common stock on March 14, 2025 was $33.00 (for Mr. Radford the closing price of our common stock on November 14, 2025 was $35.12), the value used to determine the grant date fair value of each RSU, and (ii) the value for each PSU using Monte Carlo methodology was $32.66.
The following table sets forth the equity awards granted by the Compensation Committee under the 2009 Equity Incentive Plan to our participating NEOs in February 2025:
Named Executive Officer	Number of RSUs(1)	Number of PSUs(2)
Randall A. Lipps	79,494	79,494
Nnamdi T. Njoku	37,409	37,409
Corey J. Manley	22,445	22,445

(1)
RSUs were granted pursuant to the 2009 Equity Incentive Plan. The right to receive the shares underlying the RSU grant vest as to 25% of the shares subject to the grant on March 1, 2026, with the remaining 75% of shares subject to each grant vesting in 12 equal quarterly increments on each of February 15, May 15, August 15 and November 15 over the three following years. Vesting is contingent upon continued service.

(2)
PSUs were granted pursuant to the 2009 Equity Incentive Plan. The right to receive the shares underlying the PSU grant vest according to the description set forth in “Performance-Based Restricted Stock Unit Awards” below. The Company’s total stockholder return was approximately at the 60th percentile of the S&P 1000 Healthcare Index for 2025; however, as the Company’s total stockholder return for 2025 was less than zero, the percentage of the target number of PSUs eligible to be earned was capped at 100%. As a result, 100% of the target number of shares subject to the awards granted are eligible for vesting. Based on this, our NEOs earned the following amounts of PSUs: Mr. Lipps: 79,494 Mr. Njoku: 37,409; and Mr. Manley: 22,445. Vesting is contingent upon continued service.

As previously noted, in connection with Mr. Etta’s departure, he was not granted long-term incentive compensation in fiscal 2025.
In connection with joining the Company, Mr. Radford was awarded a sign-on grant of RSUs with a target grant date value of approximately $1,000,000 (32,932 RSUs). Consistent with how the Board has historically approached new executive officer appointments, Mr. Radford was provided a sign-on grant to: (1) further align new executive and shareholder interests, (2) to make the new executive whole for compensation that may have been forfeited from their previous employer, and (3) to induce the candidate to accept employment with the Company. The right to receive the shares underlying the grant of RSUs vests as to 25% of the shares subject to the grant on November 15, 2026, with the remaining 75% of the shares subject to the grant vesting in equal quarterly increments on February 15, May 15, August 15 and November 15 over the three following years. Vesting is contingent upon continued service.

Performance-Based Restricted Stock Unit Awards.   The number of 2025 PSUs earned that vest at the end of the performance period depends on the percentile ranking of the total shareholder return for Omnicell stock over the performance period relative to the total shareholder return of each of the other companies in the S&P 1000 Healthcare Index. Stock price appreciation is calculated based on the trailing 20-day average stock price just prior to the first trading day of March in the grant year, compared to the trailing 20-day average stock price just prior to the first trading day of March in the year subsequent to the grant year.
The following table shows the percent of PSU awards eligible for further time-based vesting based on our percentile placement:
Percentile Placement of Our Total Stockholder Return	Percentage of Target PSUs Awarded
Below the 35th percentile	0%
At or above the 35th percentile, but below the 50th percentile	50 – 99% (interpolated)
At or above the 50th percentile, but below the 90th percentile	100 – 199% (interpolated)
At or above the 90th percentile	200%
On March 5, 2026, the Compensation Committee calculated that the Company’s total stockholder return based on the calculations above was at approximately the 60th percentile of the S&P 1000 Healthcare Index for 2025; however, as the Company’s total stockholder return for 2025 was less than zero, the percentage of the target number of PSUs eligible to be earned was capped at 100%. Therefore, approximately 100% of the target number of shares subject to the PSUs granted in March 2025 are eligible for vesting. The earned PSUs will vest as follows: 25% of the shares vested on March 15, 2026 the one year anniversary of the grant date, with the remaining shares vesting twelve equal quarterly increments on May 15, August 15, November 15, and February 15. Vesting is contingent upon continued service.
Employment Arrangements.
Each of our executive officers is an “at-will employee.” We have entered into written employment agreements with each of our NEOs. The primary elements covered in these employment agreements include: initial base salary, equity awards, eligibility to participate in the executive bonus plan, and inclusion in the Executive Severance Plan, which provides for certain severance benefits as further described under the section titled “Severance and Change of Control Arrangements.” With respect to Mr. Lipps, as further described in “Randall A. Lipps Employment Agreement” below, his employment agreement covers the following elements: base salary, equity awards and eligibility to participate in the executive bonus plan, as well as certain severance benefits under specified scenarios.
Baird Radford Compensation.   Mr. Radford joined Omnicell in August 2025 as Executive Vice President and Chief Financial Officer. Taking into account various factors, including market data gathered by Exequity for comparable positions based on our 2025 peer group, the scope of Mr. Radford’s role, his qualifications and prior experience, other input provided by Exequity and the recommendation of our CEO, the Compensation Committee determined the annual base salary, performance-based bonus target and long-term equity incentive compensation for Mr. Radford. The primary elements covered in Mr. Radford’s employment agreement consist of: (i) a base salary of $525,000; (ii) a one-time equity award with a targeted grant date value of approximately $1,000,000 in the form of RSUs with the vesting described above; (iii) participation in the Bonus Plan with a target cash bonus of 90% of his annual base salary; and (iv) inclusion in the Executive Severance Plan, as described under the section titled “Severance and Change of Control Arrangements”.
Randall A. Lipps Employment Agreement.   In March 2025, Omnicell entered into an employment agreement with Mr. Lipps pursuant to which he will continue to serve as the Company’s President and Chief Executive Officer (the “CEO Employment Agreement”). The CEO Employment Agreement has a term through December 31, 2027. During the term of the CEO Employment Agreement, the payments and benefits to which Mr. Lipps is entitled include:(i) an annual base salary of no less than $833,000, (ii) eligibility for an annual cash bonus targeted at not less than 125% of his then-current base salary, and (iii) an annual long-term incentive award having a target grant date fair value of no less than $6,375,000. Mr. Lipps will also continue to be eligible for benefits the Company may provide from time to time to similarly situated employees and to participate in the benefit plans and allowances for which he is currently eligible to the extent the Company continues to provide such benefits to employees in general. In addition, Mr. Lipps will also receive certain severance and change of control benefits under the CEO employment agreement as further described in “Severance and Change of Control Arrangements — CEO Employment Agreement” below.
Nchacha E. Etta Separation Agreement.   In connection with his termination by the Company without cause, Mr. Etta received benefits under the terms of the Executive Severance Plan. In addition, the Compensation Committee approved: (i) Mr. Etta’s continued participation in the Bonus Plan (excluding the requirement that Mr. Etta be employed by the Company on the last day of the performance year), and (ii) an additional year of vesting credit for Mr. Etta’s outstanding equity awards, as further described in “Severance and Change of Control Arrangements — Equity Award Acceleration” below.
Other Benefits and Compensation Practices.
Director and Executive Officer Stock Ownership Guidelines.   Pursuant to our stock ownership guidelines, each Board member and executive officer are expected to beneficially own not less than the following amount of our common stock (as a multiple of their respective compensation):
Board Members	5x annual cash retainer
Chief Executive Officer	6x annual base salary
Other Executive Officers	3x annual base salary
Individuals have five years from becoming subject to these guidelines to attain the ownership levels. If an individual becomes subject to a greater ownership amount, due to a promotion or an increase in base salary or due to revisions to these guidelines, the individual is expected to meet such higher ownership amount within the later of the original period or three years from the effective date of the promotion, base salary change or revision.
As of May 2025, each of our then-serving NEOs satisfied our stock ownership guidelines or was in the five-year phase-in period.
Severance and Change of Control Benefits.   The Omnicell, Inc. Executive Severance Plan (the “Executive Severance Plan”) provides severance benefits to certain key management personnel of the Company and its subsidiaries, including those with the title of Executive Vice President or higher whose employment is terminated (i) by the Company for any reason other than for cause, death or disability; or (ii) during the 24-month period following the occurrence of a change in control (as defined in the Executive Severance Plan) of the Company by the covered executive for good reason. Each of the NEOs were designated as participants in the Executive Severance Plan.
The terms of the Executive Severance Plan are described in more detail below in the sections entitled “Severance and Change of Control Arrangements” and “Potential Payments Upon Termination or Change of Control.”
Other Benefits.   We believe that establishing a competitive benefit package consistent with companies with which we compete for employees is an important factor in attracting and retaining talented employees. Thus, we provide our executive officers with employee benefits on the same basis as offered to our full time non-executive employees, including health and dental insurance, supplemental life insurance, short- and long-term disability and a 401(k) plan.
Incentive Compensation Recoupment Policy.   We maintain a Policy on Recoupment of Incentive Compensation, which governs the recovery of erroneously awarded incentive-based compensation. Our policy is consistent with the requirements of the Securities and Exchange Commission and the Nasdaq Stock Market and provides that, if we are required to prepare an accounting restatement, then unless an exception applies, we will recover as promptly as reasonably possible, any erroneously awarded incentive-based compensation.
Perquisites.   The Compensation Committee believes that perquisites and other personal benefits should be modest and reasonable and consistent with our desire to enhance the executive’s work effectiveness and to otherwise facilitate a balance of his or her personal and work requirement trade-offs. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to the executive officers and, from time to time, may modify the perquisites and personal benefits provided to better align with market practice. We provide each executive officer with an annual perquisite allowance ($40,000 for Mr. Lipps and $16,000 for each other executive officer) for comprehensive financial counseling and tax planning services, as well as an additional reimbursement of up to $6,000 every three years for legal advice related to estate planning, and reimbursement of up to $6,000 annually for a comprehensive annual physical. We believe that these perquisites allow us to maintain the competitiveness of our compensation package and allow our executive officers to better focus on running the business. By not adding these perquisites to salary, we do not increase our bonus payouts, cost of severance or other elements of pay.
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the CD&A contained in this proxy statement. Based on this review and discussion, the Compensation Committee has recommended to the Board that the CD&A be included in this proxy statement and incorporated into the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
COMPENSATION COMMITTEE
Mary Garrett, Chair
Joanne B. Bauer
Mark W. Parrish
Eileen J. Voynick

EXECUTIVE COMPENSATION TABLES
Summary Compensation Table
The following table shows compensation awarded to, paid to or earned by the NEOs for the fiscal years ended December 31, 2025 and, to the extent required by SEC disclosure rules, 2024 and 2023:
2025 SUMMARY COMPENSATION TABLE
Named Executive Officer	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Randall A. Lipps Chairman, President and Chief Executive Officer	2025	846,891	—	5,219,576	—	1,411,485	53,900(3)	7,531,852
	2024	822,482	—	6,009,274	—	1,289,241	53,642	8,174,639
	2023	813,100	—	9,174,870	—	985,102	49,000	11,022,072
H. Baird Radford, III Executive Vice President, Chief Financial Officer(4)	2025	159,519	—	1,156,572(5)		191,423	6,000(6)	1,513,514
Nnamdi T. Njoku Executive Vice President, Chief Operating Officer	2025	645,000	—	2,456,275		860,000	43,839(7)	4,005,114
	2024	124,038	—	2,444,258	—	161,250	7,613	2,737,159
Corey J. Manley Executive Vice President, Chief Legal and Administrative Officer	2025	416,623		1,473,739	—	499,948	65,700(8)	2,456,010
	2024	404,615	26,551	1,790,999	—	456,649	36,404	2,715,218
	2023	386,923	—	2,342,520	—	306,761	21,642	3,057,846
Nchacha E. Etta Former Executive Vice President, Chief Financial Officer	2025	449,423	—	—		539,308	996,427(9)	1,985,158
	2024	480,481	—	2,120,904	—	515,720	21,733	3,138,838
	2023	259,423	50,000	4,678,230	—	161,792	9,000	5,158,445

(1)
The dollar amounts represent the grant date fair values of restricted stock units calculated in accordance with ASC Topic 718 using (i) the product of the number of shares granted and the closing market price of our common stock on the grant date for time-based RSUs, and (ii) for PSUs, a Monte Carlo simulation model applying a multiple awards approach. Under ASC Topic 718, the vesting condition related to the PSUs is considered a market condition and not a performance condition. Accordingly, there is no other grant date fair value other than as reflected in the table above for the NEOs that could be calculated and disclosed based on achievement of the underlying market condition.

(2)
The amounts set forth in this column for 2025 reflect the compensation earned by the NEOs for the year ended December 31, 2025 under the Bonus Plan.

(3)
Consists of a $40,000 annual perquisite allowance for financial comprehensive financial counseling and tax planning services paid to Mr. Lipps, an allowance for legal advice related to estate planning, an allowance for a comprehensive annual physical as described above, an employer 401(k) match, and certain incremental costs incurred in connection with our executive officer and their spouse’s or guest’s attendance at certain of the Company’s business events related to air travel, meals, activities and any other incidental event-related expenses.

(4)
Mr. Radford joined Omnicell and was appointed Executive Vice President and Chief Financial Officer in August of 2025.

(5)
The award for Mr. Radford reflects a one-time sign-on equity award of RSUs in connection with Mr. Radford’s hiring and appointment as Executive Vice President and Chief Financial Officer of the Company.

(6)
Consists of an allowance for a comprehensive annual physical, as described above.

(7)
Consists of an employer 401(k) match, an annual perquisite allowance for comprehensive financial counseling and an allowance for a comprehensive annual physical as described above, and certain incremental costs (which includes a tax gross up of approximately $6,448) incurred in connection with our executive officer’s and their spouse’s or guest’s attendance at certain of the Company’s business events related to air travel, meals, activities and any other incidental event-related expenses.
(8)
Consists of an employer 401(k) match, an annual perquisite allowance for comprehensive financial counseling and an allowance for a comprehensive annual physical as described above, and certain incremental costs (which includes a tax gross up of approximately $15,847) incurred in connection with our executive officer’s and their spouse’s or guest’s attendance at certain of the Company’s business events related to air travel, meals, activities and any other incidental event-related expenses

(9)
Consists of a severance payment of $935,062, COBRA premiums, outplacement services, an annual perquisite allowance for comprehensive financial counseling and tax planning services, and an allowance for a comprehensive annual physical, each as described above, and an employer 401(k) match.

Grants of Plan-Based Awards
The following table shows for the fiscal year ended December 31, 2025, certain information regarding grants of plan-based awards to the NEOs:
GRANTS OF PLAN-BASED AWARDS IN FISCAL 2025
Named Executive Officer	Grant Date	Approval Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimate Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Units of Stock (#)	Grant Date Fair Value of Stock and Option Awards(3) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Randall A. Lipps	—	—	539,124	1,078,248	2,156,496		—		—	—
	3/15/2025	3/8/2025		—		39,747	79,494	158,988	—	2,596,274
	3/15/2025	3/8/2025		—			—		79,494	2,623,302
Baird Radford	—	—	71,784	143,567	287,134		—		—	—
	11/15/2025	11/5/2025		—			—		32,932(4)	1,156,572
Nnamdi T. Njoku	—	—	322,500	645,000	1,290,000		—		—	—
	3/15/2025	3/8/2025		—		18,705	37,409	74,818		1,221,778
	3/15/2025	3/8/2025							37,409	1,234,497
Corey J. Manley	—	—	190,958	381,915	763,830		—		—	—
	3/15/2025	3/8/2025		—		11,223	22,445	44,890	—	733,054
	3/15/2025	3/8/2025		—			—		22,445	740,685
Nchacha E. Etta	—	—	219,094	438,188	876,376		—		—	—

(1)
For each of our NEOs, this column sets forth the threshold, target and maximum amount of each NEO’s annual cash bonus award for the year ended December 31, 2025 under the Bonus Plan, based on each NEO’s annualized salary and performance-based bonus target effective July 1, 2025 (effective August 25, 2025 for Mr. Radford). The actual cash bonus award earned for the year ended December 31, 2025, for each NEO is set forth in the Non-Equity Incentive Plan Compensation column of the 2025 Summary Compensation Table above. As such, the amounts set forth in this column do not represent additional compensation earned by the NEOs for the year ended December 31, 2025. Under Omnicell’s bonus plans, generally, if the Company does not achieve its threshold performance metrics, the NEOs are not entitled to a cash bonus award. For more information regarding the Bonus Plan and the performance-based cash bonus awards granted thereunder, please see “Elements of Compensation and 2025 Determinations - Cash Compensation Performance-Based Bonus.”

(2)
The amounts reported in these columns represent PSU awards granted pursuant to the 2009 Equity Incentive Plan. Threshold amounts represent achievement of TSR performance of at least the 35th percentile but below the 50th percentile of the S&P 1000 Healthcare Index for 2025, resulting in a payout out of 50% of target PSU award. Maximum amounts represent achievement of at least the 90th percentile of the S&P 1000 Healthcare Index for 2025, resulting in a payout of 200% of target PSU award. The Company’s total stockholder return was approximately at the 60th percentile of the S&P 1000 Healthcare Index for 2025; however, as the Company’s total stockholder return for 2025 was less than zero, the percentage of the target number of PSUs eligible to be earned was capped at 100%. As a result, 100% of the target number of shares subject to the awards granted are eligible for vesting. Based on this, our NEOs earned the following amounts of PSUs: Mr. Lipps: 79,494 Mr. Njoku: 37,409; and Mr. Manley: 22,445. Vesting is contingent upon continued service.
(3)
For the NEOs, other than Mr. Etta, the dollar amounts represent the grant date fair values of restricted stock units calculated in accordance with ASC Topic 718 using (i) the product of the number of shares granted and the closing market price of our common stock on the grant date for time-based RSUs and (ii) a Monte Carlo simulation model applying a multiple awards approach for PSUs. Under ASC Topic 718, the vesting condition related to the PSUs is considered a market condition and not a performance condition. Accordingly, there is no other grant date fair value other than as reflected in the table above for the NEOs that could be calculated and disclosed based on achievement of the underlying market condition.

(4)
Represents RSUs granted as a one-time new hire award to Mr. Radford and which were granted pursuant to the 2009 Equity Incentive Plan. The right to receive the shares underlying the RSU grant vests as to 25% of the shares subject to the grant on November 15, 2026, with the remaining 75% of the RSUs subject to the grant vesting in equal quarterly increments on February 15, May 15, August 15, and November 15, over the three following years, subject to the NEO’s continued service.

Outstanding Equity Awards at Fiscal Year End
The following table shows certain information regarding outstanding equity awards at fiscal year-end for the NEOs for the fiscal year ended December 31, 2025.
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2025
	Option Awards					Stock Awards
Named Executive Officer	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Grant Date	Number of Units of Stock That Have Not Vested (#)	Market Value of Units of Stock That Have Not Vested ($)(5)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested ($)(5)
Randall A. Lipps	02/08/2017	134,160(1)	0	36.70	02/07/2027	06/01/2023	14,688(2)	665,366(2)
	02/06/2018	153,728(1)	0	44.25	02/05/2028	02/27/2024	60,329(2)	2,732,904(2)
	02/13/2019	83,845(1)	0	78.91	02/12/2029	02/27/2024	106,196(2)	4,810,679(2)
	02/13/2020	89,874(1)	0	90.19	02/12/2030	03/15/2025	79,494(2)	3,601,078(2)
						03/15/2025			158,988(3)(4)	7,202,156(3)(4)
Nnamdi T. Njoku						11/15/2024	40,140(2)	1,818,342(2)
						03/15/2025	37,409(2)	1,694,628(2)
						03/15/2025			74,818(3)(4)	3,389,256(3)(4)
Baird Radford						11/15/2025	32,932(2)	1,491,820(2)
Corey J. Manley						06/01/2023	3,750(2)	169,875(2)
						02/27/2024	17,980(2)	814,494(2)
						02/27/2024	31,649(2)	1,433,700(2)
						03/15/2025	22,445(2)	1,016,759(2)
						03/15/2025			44,890(3)(4)	2,033,517(3)(4)
Nchacha E. Etta						02/27/2024	9,463(2)	428,674(2)
						02/27/2024	16,657(2)	754,562(2)

(1)
Stock options were granted pursuant to Omnicell’s 2009 Equity Incentive Plan. 25% of the shares subject to the option vest one year from the vesting commencement date and 1/48th of the shares vest in equal monthly installments over the following 36 months, subject to the NEO’s continued service.

(2)
RSUs were granted pursuant to Omnicell’s 2009 Equity Incentive Plan. 37.5% of the shares subject to the awards granted on June 1, 2023 vest on August 15, 2024 with the remaining 62.5% of shares subject to each grant vesting in 10 equal quarterly increments on each of February 15, May 15, August 15 and November 15 over the following three years, subject to the NEO’s continued service. The shares subject to the awards granted on February 27, 2024 vest 25% on March 1, 2025 and the remaining 75% of the shares subject to the grant vesting in equal quarterly increments on May 15, August 15, November 15, and February 15 over the three following years, subject to the NEO’s continued service. 25% of the shares subject to the award granted on November 15, 2024 vest on November 15, 2025, and the remaining 75% of the shares vest in equal quarterly increments over the following three years on each of February 15, May 15, August 15 and November 15, subject to the NEO’s continued service. The shares subject to the awards granted on March 15, 2025 vest 25% on March 15, 2026 and the remaining 75% of the shares subject to the grant vesting in equal quarterly increments on May 15, August 15, November 15, and February 15 over the three following years, subject to the NEO’s continued service. 25% of the shares subject to the award granted on November 15, 2025 vest on November 15, 2026, and the remaining 75%

of the shares vest in equal quarterly increments over the following three years on each of February 15, May 15, August 15 and November 15, subject to the NEO’s continued service.
(3)
PSUs were granted pursuant to Omnicell’s 2009 Equity Incentive Plan. The right to receive the shares underlying the grant vest according to the description set forth in “Performance-Based Restricted Stock Unit Awards” above, with the PSUs granted on March 15, 2025 subject to performance-based vesting conditions as of December 31, 2025. In accordance with SEC disclosure rules, award amounts are reported at the maximum performance level (200% of target) based on expected performance as of December 31, 2025, for purposes of this table. With respect to the PSUs granted on March 15, 2025 earned shares, if any, will vest as follows: 25% of the shares will vest on the performance determination date, with the remaining shares vesting in 12 equal increments over three years on each of May 15, August 15, November 15 and February 15, subject to the NEO’s continued service through the applicable vesting date.

(4)
The Company’s total stockholder return was approximately at the 60th percentile of the S&P 1000 Healthcare Index for 2025; however, as the Company’s total stockholder return for 2025 was less than zero, the percentage of the target number of PSUs eligible to be earned was capped at 100%. As a result, approximately 100% of the target number of shares subject to the awards granted are eligible for vesting. Based on this, our NEOs earned the following amounts of PSUs: Mr. Lipps: 79,494 Mr. Njoku: 37,409; and Mr. Manley: 22,445. Vesting is contingent upon continued service.

(5)
The dollar amount is calculated based upon $45.30 per share, the closing price of Omnicell’s stock on December 31, 2025.

Option Exercises and Stock Vested
The following table shows certain information regarding option exercises and stock vested with respect to the NEOs during the fiscal year ended December 31, 2025:
OPTION EXERCISES AND STOCK VESTED IN FISCAL 2025
	Option Awards		Stock Awards
Named Executive Officer	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Randall A. Lipps	28,250	233,568	147,096	5,128,457
Nnamdi T. Njoku	0	0	13,380	469,286
Corey J. Manley	0	0	43,081	1,499,850
Nchacha E. Etta	0	0	65,214	2,226,369

(1)
The value realized on exercise is equal to the difference between the fair market value of Omnicell common stock at exercise and the option’s exercise price, multiplied by the number of shares for which the option was exercised.

(2)
The value realized on vesting is equal to the closing price of Omnicell common stock on the vesting date, multiplied by the number of shares that vested.

Nonqualified Deferred Compensation and Pension Plans.
None of our NEOs participated in nonqualified deferred compensation or pension plans during 2025.
Severance and Change of Control Arrangements
We believe an important part of our executive compensation package and a factor in attracting and retaining talented executives is the severance and change of control benefits we provide to our executives. To that end, our executive officers are eligible for the Executive Severance Plan and certain other protections, as described below.

Omnicell, Inc. Executive Severance Plan
Under our Executive Severance Plan, in the event an NEO’s employment is terminated (i) by the Company for any reason other than for Cause (as defined in the Executive Severance Plan), death or disability; or (ii) during the 24-month period following the occurrence of a Change in Control (as defined in the Executive Severance Plan) by an NEO for Good Reason (as defined in the Executive Severance Plan) (each, a “Terminating Event”), our NEOs are entitled to certain severance and change in control benefits. Under the terms of the Executive Severance Plan, upon a NEO’s Terminating Event, other than during the six-month period prior to a Change in Control or within the 24 months following a Change in Control (the “CIC Protection Period”), an NEO would be eligible to receive the following severance benefits: (i) a lump sum severance payment equal to 1.0 times the sum of the NEO’s annual base salary and target annual cash incentive in effect immediately prior to the Terminating Event (1.5 times in the case of the CEO); (ii) subject to the NEO’s timely enrollment in COBRA, continuation of health, dental and vision coverage for up to 12 months at the Company’s expense (18 months for the CEO); (iii) a prorated payout of any bonus earned under the Bonus Plan for the year in which the Terminating Event occurs, as if the NEO’s employment continued until the end of the performance year, based on actual performance achieved by the Company during the year, (iv) up to one year of outplacement services.
In the event that the Terminating Event occurs during the CIC Protection Period, an NEO would be eligible to receive the following severance benefits: (i) a lump sum severance payment equal to 1.5 times the sum of the NEO’s annual base salary and target annual cash incentive in effect immediately prior to the Terminating Event (2.0 times in the case of the CEO); (ii) a one-time cash payment equal to 18 times the initial monthly COBRA premium for the NEO’s continuation of health, dental and vision coverage (24 times for the CEO); (iii) a prorated payout of the target bonus opportunity for the year in which the Terminating Event occurs; (iv) up to one year of outplacement services; and (v) reimbursement of up to $15,000 for legal fees incurred by the NEO in connection with the Terminating Event. The foregoing severance benefits are subject to an NEO’s execution and non-revocation of a general release of claims in favor of the Company and compliance with certain restrictive covenants related to non-competition, non-solicitation of customers and non-recruitment of employees.
If any payments and benefits to be paid or provided to an NEO, whether pursuant to the terms of the Executive Severance Plan or otherwise, would be subject to “golden parachute” excise taxes under the Internal Revenue Code of 1986, as amended, the payments and benefits will be reduced to the extent necessary to avoid such excise taxes, but only if such a reduction of pay or benefits would result in a greater after-tax benefit to the NEO.
The Company may amend or terminate the Executive Severance Plan at any time or from time to time provided, however, that the Executive Severance Plan may not be terminated, suspended or amended in any material respect during the period beginning 60 days prior to a Change in Control and ending two years after a Change in Control.
Equity Award Acceleration
Consistent with our current equity award practices, all outstanding RSU and PSU awards for our executive officers (except for Mr. Lipps whose employment arrangement is further described in the section — CEO Employment Agreement below) provide that in the event of an NEO’s termination without cause, any portion of equity awards outstanding (earned and outstanding with respect to PSUs) at the time of termination and that are scheduled to vest within 12 months following the date of termination will continue to vest and be settled in accordance with the vesting schedule during such 12-month period following an NEO’s termination, subject the NEO’s compliance with certain customary restrictive covenants set forth in the equity award agreement. Furthermore, if an NEO is terminated by the Company without cause or an NEO resigns for good reason within 24 months following the occurrence of a Change in Control, then any unvested portion of the NEO’s outstanding equity awards (with respect to unearned PSUs, the greater of the target number of PSUs or the actual amount to be earned, if measurable) shall fully vest as of the termination date, subject to the NEO’s compliance with certain customary restrictive covenants set forth in the equity award agreement.

CEO Employment Agreement
As previously disclosed, in March 2025, we entered into the CEO Employment Agreement with Mr. Lipps, which provides for potential severance and change of control benefits. In the event Mr. Lipps’s employment is terminated by the Company for any reason other than for Cause (as defined in the CEO Employment Agreement), death or disability, or Mr. Lipps resigns for Good Reason (as defined in the CEO Employment Agreement), prior to the grant of his annual equity incentive award for the 2027 fiscal year, then, subject to his execution and non-revocation of a general release of claims in favor of the Company and compliance with certain restrictive covenants related to non-competition, non-solicitation of customers and non-recruitment of employees (“Release and Noncompete Requirement”), Mr. Lipps will be entitled to: (i) accrued and unpaid benefits, (ii) a cash severance payment equal to three (3) times the sum of his then-current base salary plus his target annual bonus for the year of termination; (iii) a payment equal to a pro rata portion of his target annual bonus for the year of termination; (iv) accelerated vesting of any then-unvested equity-based awards that were granted during the term of the CEO Employment Agreement and in 2025 prior to the commencement of the CEO Employment Agreement, if any, subject to any more Executive-favorable (but not any less Executive-favorable) provisions in the applicable equity award agreement or equity incentive plan (provided that any such equity-based awards that are performance share units contingent on achievement of a performance goal shall be earned based on actual performance following completion of the applicable performance period); (v) subject to timely enrollment in COBRA, Company-paid COBRA premiums for eighteen (18) months; and (vi) up to one (1) year of outplacement services.
In the event Mr. Lipps’s employment is terminated by the Company for any reason other than for Cause, death or disability or Mr. Lipps resigns for Good Reason after the grant of his annual equity incentive award for the 2027 fiscal year, then, subject to the Release and Noncompete Requirement, Mr. Lipps will be entitled to: (i) accrued and unpaid benefits, (ii) a cash severance payment equal to one and one-half (1.5) times the sum of his then-current base salary plus his target annual bonus for the year of termination; (iii) a payment equal to a pro rata portion of his target annual bonus for the year of termination; (iv) accelerated vesting of any then-unvested equity-based awards that were granted during the term of the CEO Employment Agreement and in 2025 prior to the commencement of the CEO Employment Agreement, if any, subject to any more Executive-favorable (but not any less Executive favorable) provisions in the applicable equity award agreement or equity incentive plan (provided that any such equity-based awards that are performance share units contingent on achievement of a performance goal shall be earned based on actual performance following completion of the applicable performance period); (v) subject to timely enrollment in COBRA, Company-paid COBRA premiums for eighteen (18) months; and (vi) up to one (1) year of outplacement services.
If Mr. Lipps’s employment is terminated by the Company for any reason other than for Cause, death or disability, or if Mr. Lipps resigns for Good Reason, in each case within six (6) months before or twenty-four (24) months following the occurrence of a Change in Control (as defined in the CEO Employment Agreement), then, subject the Release and Noncompete Requirement, Mr. Lipps will be entitled to: (i) accrued and unpaid benefits, (ii) a cash severance payment equal to the greater of (a) the cash severance that would have been payable on a termination described in the preceding paragraphs and (b) two (2) times the sum of his then-current base salary plus his target annual bonus for the year of termination; (iii) a payment equal to a pro rata portion of his target annual bonus for the year of termination; (iv) accelerated vesting of any then-unvested equity-based awards that were granted during the term of the CEO Employment Agreement and in 2025 prior to the commencement of the CEO Employment Agreement, if any, subject to any more Executive favorable (but not any less Executive-favorable) provisions in the applicable equity award agreement or equity incentive plan (provided that any such equity based awards that are performance share units contingent on achievement of a performance goal shall be earned at the greater of target performance and performance achieved through the date of termination); (v) a cash payment equal to twenty-four (24) times the initial monthly COBRA premium for the equivalent value of Mr. Lipps’s and his qualified covered family members’ continuation of health, dental and vision coverage at the Company’s expense; (vi) up to one (1) year of outplacement services; and (vii) reimbursement of up to $15,000 in legal fees.

In addition, should Mr. Lipps’s termination be the result of his Retirement (as defined in the CEO Employment Agreement) or as a result of the CEO Employment Agreement reaching the end of its term, and such termination is nine (9) months or more after the grant date of any unvested time-based restricted stock units then held by Mr. Lipps (including performance-based restricted stock units for which the performance conditions have been satisfied such that only time-vesting conditions remain) or any unvested performance-based restricted stock units then held by Mr. Lipps, then (i) all remaining unvested time-based restricted stock units that were granted during the term of the CEO Employment Agreement and during 2025 prior to the commencement of the CEO Employment Agreement, if any, shall continue to vest and be settled in accordance with the existing vesting schedule as if Mr. Lipps’s employment had continued, and (ii) all remaining unvested performance-based restricted stock units that were granted during the term of the CEO Employment Agreement and during 2025 prior to the commencement of the CEO Employment Agreement, if any, shall remain eligible to be earned and become vested and settled based on actual performance following the end of the performance period.
Nchacha E. Etta Termination.   Mr. Etta’s employment was terminated without cause by the Company on November 15, 2025 (“Etta Separation Date”). In connection with the termination of Mr. Etta’s employment, the Company and Mr. Etta entered into a separation agreement on June 5, 2025 to memorialize the benefits under the Executive Severance Plan for a Terminating Event outside of the CIC Protection Period, as described above, and provide for (i) Mr. Etta’s continued participation in the Bonus Plan (excluding the requirement that Mr. Etta be employed by the Company on the last day of the performance year), and (ii) an additional year of vesting credit for Mr. Etta’s outstanding equity awards. In connection with Mr. Etta’s termination, he received a severance payment of $935,062, COBRA premiums with a value of $24,455, and $10,000 for outplacement services, and accelerated vesting of certain outstanding equity as described above, with an estimated value of $300,983 based on the closing stock price as of entry into the separation agreement.
Potential Payments Upon Termination or Change of Control
The amount of compensation and benefits payable to each then-serving NEO in various termination situations has been estimated in the table below, which describes the potential payments and benefits upon employment termination for each executive as if his employment had terminated as of December 31, 2025, the last business day of Omnicell’s fiscal year. See the section titled “Severance and Change of Control Arrangements” above for a description of the compensation and benefits payable to the NEOs in certain termination situations. The actual amount of compensation and benefits payable in any termination event can only be determined at the time of the termination of the NEO’s employment with us.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
	No Change in Control Involuntary Termination without Cause
Named Executive Officer	Cash Severance ($)(1)	Equity Award Vesting Acceleration ($)(2)	COBRA Premiums ($)	Outplacement Services(3)	Total ($)
Randall A. Lipps(4)	6,900,784	11,087,175(5)	63,066	10,000	18,061,025
Baird Radford	812,134	373,000	42,044	10,000	1,237,178
Nnamdi T. Njoku	1,935,000	1,347,539	41,791	10,000	3,334,330
Corey J. Manley	1,188,180	1,579,928	8,941	10,000	2,787,049

(1)
Assumes an earned bonus payout of the target bonus opportunity for the year of termination.

(2)
The dollar amounts in this column represents the closing price of Omnicell common stock on December 31, 2025 ($45.30) multiplied by the number of unvested RSUs and earned and outstanding PSUs, at the time of termination, that are scheduled to vest within 12 months following the date of termination, subject to the NEO’s compliance with certain customary restrictive covenants.

(3)
Assumes provision of outplacement services for one-year following separation based on current market data.

(4)
Represents the amounts to be paid under Mr. Lipps’ Employment Agreement as described in the “CEO Employment Agreement” section above.

(5)
The dollar amounts in this column, for equity awards granted prior to the CEO Employment Agreement, represent the closing price of Omnicell common stock on December 31, 2025 ($45.30) multiplied by the number of unvested RSUs and earned and outstanding PSUs that are scheduled to vest within 12 months following the date of termination, subject to the NEO’s compliance with certain customary restrictive covenants and, for any equity awards granted during the term of the CEO Employment Agreement, represent the closing price of Omnicell common stock on December 31, 2025 ($45.30) multiplied by the number of unvested RSUs and unvested PSUs (with respect to unearned PSUs, assumed to be satisfied at the 100% target number of PSUs) as of the termination date, subject to the NEO’s compliance with certain customary restrictive covenants.

	Change in Control Involuntary Termination without Cause or Resignation for Good Reason
Named Executive Officer	Cash Severance(1) ($)	Equity Award Vesting Acceleration(2) ($)	COBRA Premiums ($)	Outplacement Services(3)	Legal Fees(4)	Total ($)
Randall A. Lipps(5)	6,900,784	15,411,105	84,088	10,000	15,000	22,420,977
Baird Radford	1,146,418	1,491,820	63,066	10,000	15,000	2,726,304
Corey J. Manley	1,591,313	4,451,586	13,411	10,000	15,000	6,081,310
Nnamdi T. Njoku	2,580,000	5,207,597	62,687	10,000	15,000	7,875,284

(1)
Assumes an earned bonus payout of the target bonus opportunity for the year of termination.

(2)
The dollar amounts in this column represents the closing price of Omnicell common stock on December 31, 2025 ($45.30) multiplied by the number of unvested RSUs and unvested PSUs (with respect to unearned PSUs, assumed to be satisfied at the 100% target number of PSUs) as of the termination date, subject to the NEO’s compliance with certain customary restrictive covenants.

(3)
Assumes provision of outplacement services for one-year following separation based on current market data.

(4)
Assumes reimbursement of $15,000 for legal fees incurred by the NEO in connection with the separation.

(5)
Represents the amounts to be paid under Mr. Lipps’ Employment Agreement as described in the “CEO Employment Agreement” section above.

RISK ANALYSIS OF OUR COMPENSATION PLANS
The Compensation Committee has reviewed our compensation policies as generally applicable to our employees and believes that our policies do not encourage excessive and unnecessary risk-taking, and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company.
We believe that the design of our compensation policies and programs encourages our employees to remain focused on both the short-term and long-term goals of the Company. For example, while our cash bonus plans measure performance on a quarterly or annual basis, our equity awards typically vest over a number of years, which we believe encourages our employees to focus on sustained stock price appreciation, thus limiting the potential value of excessive risk-taking. The Compensation Committee believes that the balance of long-term equity incentive, short-term cash incentive bonus and base salary appropriately balances both the short-term and long-term performance goals of the Company without encouraging excessive risk related behavior. While the Compensation Committee regularly evaluates its compensation programs, the Compensation Committee believes that its current balance of incentives both adequately compensates its employees and does not promote excessive risk-taking.
CEO PAY RATIO
Presented below is a reasonable estimate of the ratio of the annual total compensation of our CEO to the annual total compensation of the median of our other employees, calculated in a manner consistent with Item 402(u) of Regulation S-K.
Given the flexibility afforded by Item 402(u) of Regulation S-K and the different methodologies that companies may use to estimate their pay ratio, the estimated ratio presented below may not be comparable to the pay ratio presented by other companies and should not be used as a basis for comparison between companies.
For 2025, (i) the annual total compensation of Mr. Lipps, our President and CEO, was $7,531,852 as reflected in the 2025 Summary Compensation Table included in this proxy statement and (ii) the annual total compensation of the individual identified as our median employee was $106,853, using the same methodology required for calculating the annual total compensation of our NEOs for purposes of the 2025 Summary Compensation Table. As a result, for 2025, our estimate of the ratio of our CEO’s annual total compensation to the annual total compensation of our median employee was 70 to 1.
For purposes of this disclosure, as permitted by SEC regulations, we used the same median employee as we identified for 2023 in our prior proxy statement filed during 2024 and that we used again in our proxy statement filed during 2025. We determined that overall there was no material change in our employee population or employee compensation arrangements during 2025 that would result in a significant change to our pay ratio disclosure.
Historically, we have identified the median employee based employee data as of October 1. In an effort to provide a more representative number of our workforce going forward, for 2023 the Company determined to use December 31, 2023, as its determination date for identifying the median employee. As of that date, we determined that 3,711 individuals (other than our CEO) were employed by the Company and its consolidated subsidiaries globally (whether as a full-time, part-time, seasonal or temporary worker). After excluding 170 employees located in certain countries pursuant to the de minimis exemption provided under Item 402(u), the employee population that we used for purposes of determining the compensation of our median employee consisted of 3,541 individuals. The excluded countries (and their employee populations) were as follows: Austria (1), Australia (11), Belgium (1), China (25), Hong Kong (1), India (103), Lebanon (1), Mexico (9), Netherlands (1), Saudi Arabia (3), Singapore (1), Slovenia (2), Spain (3) and United Arab Emirates (8).
To identify the median employee from this employee population, we calculated the total earnings of each such employee for the twelve-month period ending December 31, 2023 (with conforming adjustments for employees who joined the Company during 2023 and did not receive pay for the full period) using internal payroll data as reflected in Box 5 of Form W-2 for U.S. employees or the equivalent for non-U.S. employees.

We converted compensation paid to non-U.S. employees to U.S. dollars using the applicable currency exchange rate as of December 29, 2023.
For 2025, using the same median employee identified for 2023, as noted above, we calculated the median employee’s annual total compensation for fiscal year 2025 in accordance with the SEC’s requirements governing preparation of the Summary Compensation Table. We calculated the annual total compensation of the CEO for fiscal year 2025 as shown in the 2025 Summary Compensation Table.
TIMING OF GRANT OF CERTAIN EQUITY AWARDS
As a general practice, the Company does not grant option awards to our executive officers. Rather, the equity-based compensation provided to our executive officers is awarded in two components: (i) RSUs that vest over time if the executive remains employed with the Company and (ii) PSUs that initially vest only upon the achievement of the Company TSR index performance metric described within this proxy statement, and provided the performance metric is achieved, thereafter vest over time if the executive remains employed with the Company. Furthermore, as noted above, when an executive officer is hired or appointed, they generally are awarded an initial grant of time-based equity awards consisting of RSUs carrying a service-based vesting condition, which such award is typically granted on February 15, May 15, August 15 or November 15, whichever date is closest to the new hire’s start date. With respect to annual equity awards for our executive officers, typically the Compensation Committee makes an assessment as to the size and type of additional equity awards, if any, to be given to each executive officer in late February of each year, although such timing may change from year to year, after the release of information regarding our full year earnings, which as noted above such awards are composed of RSUs and PSUs. The Compensation Committee also may consider and approve interim or mid-year grants, or grants made on another basis, from time to time based on business needs, changing compensation practices or other factors, in the discretion of the Compensation Committee. The Compensation Committee does not take into account material nonpublic information in determining the timing and terms of equity-based awards, and we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
PAY VERSUS PERFORMANCE
2025 PAY VERSUS PERFORMANCE
Year(1)	Summary Compensation Table Total for PEO ($)(2)	Compensation Actually Paid to PEO ($)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(2)	Average Compensation Actually Paid to Non-PEO NEOs ($)(3)	Value of Initial Fixed $100 Investment Based On:(4)		Net Income (Loss) ($)	Non-GAAP EBITDA(6) ($)
					Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(5)
2025	7,531,852	2,408,836	2,489,949	1,337,218	37.74	81.27	2,052,000	139,894,000
2024	8,174,639	14,846,903	2,863,738	4,309,265	37.09	66.46	12,531,000	135,775,000
2023	11,022,072	4,283,137	2,960,737	2,707,080	31.35	68.20	(20,371,000)	137,885,000
2022	7,902,397	(13,263,924)	2,420,898	(2,970,567)	42.01	67.65	5,648,000	192,885,000
2021	8,437,413	23,007,852	3,380,842	7,279,179	150.34	89.96	77,849,000	229,617,000

(1)
Mr. Lipps served as the Company’s principal executive officer for the entirety of 2021, 2022, 2023, 2024 and 2025 and the Company’s other NEOs for the applicable years were as follows:

2025: Nnamdi Njoku, Baird Radford, Corey J. Manley and Nchacha E. Etta
2024: Nnamdi Njoku, Nchacha E. Etta, and Corey J. Manley
2023: Nchacha E. Etta; Corey J. Manley; Peter J. Kuipers; Scott P. Seidelmann; and Christine Mellon.
2022: Peter J. Kuipers; Scott P. Seidelmann; Christine Mellon, Corey J. Manley and Dan S. Johnston.
2021: Peter J. Kuipers; Scott P. Seidelmann; Dan S. Johnston; and Christine Mellon.

(2)
Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for the applicable year in the case of Mr. Lipps and (ii) the average of the total compensation reported in the Summary Compensation Table for the applicable year for the Company’s NEOs reported for the applicable year other than Mr. Lipps.

(3)
To calculate compensation actually paid, adjustments were made to the amounts reported in the Summary Compensation Table for the applicable year. A reconciliation of the adjustments for Mr. Lipps and for the average of the other NEOs is set forth following the footnotes to this table.

(4)
Pursuant to rules of the SEC, the comparison assumes $100 was invested on December 31, 2020. Historic stock price performance is not indicative of future stock price performance.

(5)
The TSR Peer Group consists of the NASDAQ Health Care Index, an independently prepared index that includes companies in the healthcare industry.

(6)
As noted in the CD&A, for 2025 the Compensation Committee determined that non-GAAP EBITDA is a core driver of the Company’s performance and stockholder value creation and, accordingly, was utilized as a component for the annual performance-based cash bonus awards. Under the annual performance-based cash bonus awards, non-GAAP EBITDA for incentive purposes represents the Company’s as-reported non-GAAP EBITDA for each quarter and is defined as earnings before interest income and expense, taxes, depreciation, amortization, and share-based compensation expenses pursuant to ASC Topic 718, as well as excluding certain other non-GAAP adjustments such as acquisition-related expenses, amortization of debt issuance costs, EnlivenHealth restructuring, RDS restructuring, legal and regulatory expenses, management severance costs, and executive transition costs.

Compensation Actually Paid Adjustments
		Minus	Plus	Plus/(Minus)	Plus	Plus/(Minus)	Minus	Plus	Equals
Year	Summary Compensation Table Total ($)(a)	Grant Date Fair Value of Stock Option and Stock Awards Granted in Fiscal Year ($)(b)	Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Option and Stock Awards Granted in Fiscal Year ($)(c)	Change in Fair Value of Outstanding and Unvested Stock Option and Stock Awards Granted in Prior Fiscal Years ($)(d)	Fair Value at Vesting of Stock Option and Stock Awards Granted in Fiscal Year that Vested During Fiscal Year ($)(e)	Change in Fair Value as of Vesting Date of Stock Option and Stock Awards Granted in Prior Fiscal Years for which Applicable Vesting Conditions Were Satisfied During Fiscal Year ($)(f)	Fair Value as of Prior Fiscal Year- End of Stock Option and Stock Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year ($)(g)	Changes in Fair Value to Reflect Excess Fair Value Resulting From Modifications to Stock Option and Stock Awards ($)(h)	Compensation Actually Paid
Randall A. Lipps
2025	7,531,852	(5,219,576)	8,549,580	(3,894,102)	—	(4,558,918)	—	—	2,408,836
2024	8,174,639	(6,009,274)	13,625,167	222,306	—	96,805	(1,262,740)	—	14,846,903
2023	11,022,072	(9,174,870)	3,031,350	(312,629)	—	164,437	(447,223)	—	4,283,137
2022	7,902,397	(6,699,022)	1,328,514	(8,414,632)	470,595	(7,851,777)	—	—	(13,263,924)
2021	8,437,413	(6,001,550)	10,175,965	5,991,052	830,085	3,574,887	—	—	23,007,852
Other NEOs(i)
2025	2,489,949	(1,271,647)	1,982,279	(435,577)	—	(806,046)	(621,740)	—	1,337,218
2024	2,863,738	(2,118,720)	3,750,796	76,171	—	36,350	(299,070)	—	4,309,265
2023	2,960,737	(1,404,150)	1,408,170	(43,870)	—	72,948	(402,639)	115,884	2,707,080
2022	2,420,898	(1,879,383)	326,852	(1,698,012)	131,140	(1,607,035)	(665,026)	—	(2,970,567)
2021	3,380,842	(2,374,967)	3,930,801	1,229,594	363,110	749,800	—	—	7,279,179

(a)
Represents Total Compensation as reported in the Summary Compensation Table for the indicated fiscal year. With respect to the other NEOs, amounts shown represent averages.

(b)
Represents the grant date fair value of the stock option and stock awards granted during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes and, in the case of awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the applicable date.

(c)
Represents the fair value as of the indicated fiscal year-end of the outstanding and unvested option awards and stock awards granted during such fiscal year, computed in accordance with the methodology used for financial reporting purposes and, in the case of awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the applicable date.

(d)
Represents the change in fair value during the indicated fiscal year of each option award and stock award that was granted in a prior fiscal year and that remained outstanding and unvested as of the last day of the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.

(e)
Represents the fair value at vesting of the option awards and stock awards that were granted and vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(f)
Represents the change in fair value, measured from the prior fiscal year-end to the vesting date, of each option award and stock award that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(g)
Represents the fair value as of the last day of the prior fiscal year of the option award and stock awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(h)
Represents the excess fair value, if any, of modified option or stock awards over the fair value of the original awards as of the modification and which are not otherwise reflected in the other columns in this table.

(i)
See footnote 1 above for the NEOs included in the average for each year.

Relationship Between Pay and Performance
We believe the “Compensation Actually Paid” in each of the years reported above and over the five-year cumulative period are reflective of the Compensation Committee’s emphasis on “pay-for-performance” as the “Compensation Actually Paid” fluctuated year-over-year, primarily due to the performance of our stock and the varying levels of achievement under our Bonus Plan and PSU awards. Given our executive compensation program’s emphasis on equity-based awards, the “Compensation Actually Paid” for our NEOs has been significantly impacted by changes in the performance of our stock price, as can be seen in the charts below.

Compensation Actually Paid
vs. Non-GAAP EBITDA
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
-$5,000,000
-$10,000,000
-$15,000,000
Compensation Actually Paid
$250,000,000
$200,000,000
$150,000,000
$100,000,000
$50,000,000
$0
Non-GAAP EBITDA
$23,007,852
$229,617,000
$7,279,179
($13,263,924)
($2,970,567)
$192,885,000
$4,283,137
$2,707,080
$137,885,000
$14,846,903
$135,775,000
$4,309,265
$2,408,836
$1,337,218
$139,894,000
2021
2022
2023
2024
2025
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Non-GAAP EBITDA

Compensation Actually Paid vs.
Net Income
Compensation Actually Paid
Net Income
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
-$5,000,000
-$10,000,000
-$15,000,000
$90,000,000
$70,000,000
$50,000,000
$30,000,000
$10,000,000
-$10,000,000
-$30,000,000
$23,007,852
$77,849,000
$7,279,179
$5,648,000
($2,970,567)
($13,263,924)
$4,283,137
$2,707,080
($20,371,000)
$14,846,903
$4,309,265
$12,531,000
$2,408,836
$1,337,218
$2,052,000
2021
2022
2023
2024
2025
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Net Income

Compensation Actually Paid vs.
Total Shareholder Return
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
-$5,000,000
-$10,000,000
-$15,000,000
Compensation Actually Paid
$250.00
$200.00
$150.00
$100.00
$50.00
$0.00
Total Shareholder Return
$23,007,852
$7,279,179
($13,263,924)
($2,970,567)
$4,283,137
$2,707,080
$14,846,903
$4,309,265
$2,408,836
$1,337,218
2021
2022
2023
2024
2025
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
OMCL TSR
Peer Group TSR

Performance Measures Used to Link Company Performance and Compensation Actually Paid to the NEOs
Below is a list of performance measures, which in the Company’s assessment represent the most important performance measures used by the Company to link compensation actually paid to the NEOs for 2025. Please see the CD&A for further information regarding how each of these measures is used in the Company’s executive compensation program.
•
Non-GAAP EBITDA

•
Total Revenue

•
Total Annual Recurring Revenue

•
Relative Total Shareholder Return

•
Stock Price

EQUITY PLAN INFORMATION
PROPOSAL NO. 3: APPROVAL OF 2009 EQUITY INCENTIVE PLAN, AS AMENDED
OVERVIEW
On April 1, 2026, our Board amended the Omnicell, Inc. 2009 Equity Incentive Plan (as amended, the “2009 Plan”), subject to stockholder approval, to among other things, increase the number of shares of common stock authorized for issuance under the 2009 Plan by 1,600,000 shares. We refer to the 2009 Plan, as amended by the Board on April 1, 2026, as the “Amended 2009 Plan” throughout this proxy statement.
A description of the material terms of the Amended 2009 Plan are summarized below. The key differences between the terms of the 2009 Plan and the Amended 2009 Plan are as follows:
•
The Amended 2009 Plan provides that an additional 1,600,000 shares may be issued pursuant to awards granted under the Amended 2009 Plan;

•
On or after April 1, 2026 the number of shares available for issuance under the Amended 2009 Plan will be reduced by one share for each share subject to a stock option or stock appreciation right and by 1.62 shares for each share subject to any other type of stock award issued pursuant to the Amended 2009 Plan, and such shares will return to the share reserve at the same rates upon cancellation or other forfeiture of such awards or shares, provided that if the Amended 2009 Plan is not approved by stockholders, the depletion ratio will remain at 1.8 shares for each share subject to a stock award other than a stock option or stock appreciation right;

•
The Amended 2009 Plan extends for approximately one year the latest date on which incentive stock options may be granted under the Amended 2009 Plan.

Our Board is requesting stockholder approval of the Amended 2009 Plan to, among other items, increase the number of shares of common stock authorized for issuance under the 2009 Plan by 1,600,000 shares. Our Board believes that the Amended 2009 Plan is an integral part of our long-term compensation philosophy and the Amended 2009 Plan is necessary to continue providing the appropriate levels and types of equity compensation for our employees.
Why We Are Asking Our Stockholders to Approve the Amended 2009 Plan
As of April 1, 2026, 2,165,929 shares were available for future issuance under the 2009 Plan, excluding the shares reserved for issuance upon exercise of outstanding options or vesting of restricted stock units and performance stock units (and without giving effect to the approval of the Amended 2009 Plan). Without replenishment, we believe such number of shares may be insufficient to meet our anticipated employee recruiting, retention and incentive needs beyond the first quarter of 2027.
Our Amended 2009 Plan permits for a variety of equity awards, including stock options, stock appreciation rights and “Full Value Awards,” which consist of restricted stock, restricted stock units, performance stock awards and other stock awards. We believe that Full Value Awards help us remain competitive with the peer group of companies with which we compete for talent and this element of compensation is part of our competitive compensation package. In addition, we believe that Full Value Awards encourage employee retention during economic or market cycles when our stock price declines, because such awards retain a portion of their value even if the stock price declines after the date of grant. An approval of an additional 1,600,000 shares to our 2009 Plan does not provide us with the right to issue an additional 1,600,000 Full Value Awards. As originally adopted, the 2009 Plan provided that the issuance of one share issued under a Full Value Award would reduce or deplete the number of shares of common stock available for future equity awards under the 2009 Plan by 1.4 shares. We have amended the 2009 Plan over the years to increase the Full Value Award depletion ratio from the original 1.4 shares, with stockholders approving a Full Value Award depletion ratio of 1.8 shares at the 2025 Annual Meeting. The Amendment in April 2026 provides for a depletion of the share reserve at 1.62 shares for each share of common stock issued pursuant to a Full Value Award granted on and after April 1, 2026, provided that if the Amended 2009 Plan is not approved by stockholders, the depletion ratio for Full Value Awards will remain at 1.8 shares. Awards granted as stock options and stock appreciation rights would continue to reduce the number of shares available for issuance under the Amended 2009 Plan on a one-for-one basis because stock options and stock appreciation rights are viewed as transferring less value from the stockholders to our employees, directors and consultants. We retain the flexibility to grant stock options, stock appreciation rights and Full Value Awards in the future.
In connection with our stock-based compensation programs, we seek to balance the need to maintain a talented resource pool in a highly competitive business with efforts to closely monitor our stock award “burn rate,” which we define as the number of shares subject to stock awards granted in a fiscal year divided by the weighted average common shares outstanding for that fiscal year.
Equity Awards Are an Integral Component of Our Compensation Program
Equity awards have been historically and, we believe, will continue to be an integral component of our overall compensation program for all of our employees, officers and directors. Approval of the Amended 2009 Plan will allow us to continue to grant equity awards at levels our Board or its delegate determines to be appropriate in order to attract new employees and directors, retain our existing employees and provide incentives for such persons to exert maximum efforts for the Company’s success. In addition, to the extent that we expand our business or product lines through the acquisition of other businesses, we anticipate that we would need to provide competitive equity compensation packages to any newly acquired employees. The Amended 2009 Plan allows the Company to continue to utilize a broad array of equity incentives with flexibility in designing such incentives, including traditional option grants, stock appreciation rights, restricted stock awards, restricted stock unit awards and performance stock awards.
At April 1, 2026, stock awards covering an aggregate of 4,070,729 shares were outstanding under our 2009 Plan. In addition, 2,165,929 shares remained available for future grant under the 2009 Plan as of such date.
The following table provides certain additional information regarding our equity incentive program, excluding our 1997 Employee Stock Purchase Plan.
As of April 1, 2026
Total number of shares of common stock subject to outstanding stock options	1,305,079
Weighted-average exercise price of outstanding stock options	$67.80
Weighted-average remaining term of outstanding stock options	2.8
Total number of shares of common stock subject to outstanding Full Value Awards	2,765,650
Total number of shares of common stock available for grant under the 2009 Plan	2,165,929
Total number of shares of common stock available for grant under other equity incentive plans	0
Total number of shares of common stock outstanding	45,477,299
Per-share closing price of common stock as reported on Nasdaq Global Select Market	$33.94
We Believe the Size of Our Share Reserve Increase Request Is Reasonable
If our request to increase the share reserve of the Amended 2009 Plan by 1,600,000 shares is approved, we expect to have approximately 3,765,929 shares available for grant after our Annual Meeting (based on shares available as of April 1, 2026), which we anticipate being a sufficient amount of equity for attracting, retaining and motivating employees until the first quarter of 2028, based on our current stock price.
We believe that the size of our request is reasonable in light of the equity granted to our employees and directors over the last three years.
We Manage Our Equity Incentive Award Use Carefully, and We Believe Dilution Is Reasonable
We continue to believe that equity awards such as stock options, restricted stock units, and other types of stock awards are a vital part of our overall compensation program. Our compensation philosophy reflects broad-based eligibility for equity incentive awards, and we grant awards to a large portion of our employees. However, we recognize that equity awards dilute existing stockholders, and, therefore, we must responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” to maximize stockholders’ value by granting what we believe to be an appropriate number of equity incentive awards necessary to attract, incentivize, and retain employees.
The following table shows our historical dilution and burn rate percentages for fiscal years 2023, 2024 and 2025.
As of December 31	2025	2024	2023
Full Dilution(1)	13.8%	13.1%	11.4%
Gross Burn Rate(2)	2.9%	2.8%	2.2%

(1)
Full dilution is calculated as (shares available for grant + shares subject to outstanding equity incentive awards)/(common stock outstanding + shares available for grant + shares subject to outstanding equity incentive awards).

(2)
Gross Burn Rate is calculated as (shares subject to options granted + shares subject to other equity incentive awards granted)/weighted average common shares outstanding.

Burn Rate
The following table provides detailed information regarding the activity related to our equity incentive plans for fiscal years 2023, 2024 and 2025.
Fiscal Year	2025	2024	2023
Total number of shares of common stock subject to stock options granted	0	0	200,000
Total number of shares of common stock subject to Full Value Awards granted	1,322,573	1,311,516	783,279
Weighted-average number of shares of common stock outstanding	45,965,000	46,047,000	45,212,000
Gross Burn Rate	2.9%	2.8%	2.2%
The approval of the Amended 2009 Plan will allow us to continue to grant stock options and Full Value Awards, and would allow us to grant other awards described below, at levels determined appropriate by our Board or its delegate. The Amended 2009 Plan will continue to provide us with flexibility in designing equity incentives in an environment where a number of companies have moved from traditional option grants to other stock-based awards, including stock appreciation rights, restricted stock awards, restricted stock unit awards, and performance stock awards. The Amended 2009 Plan allows us to utilize multiple types of equity incentives in order to secure and retain the services of our employees, consultants and directors, and to provide long-term incentives designed to align the interests of our employees, consultants and directors with the interests of our stockholders.
Important Aspects of Our Amended 2009 Plan Designed to Protect Our Stockholders’ Interests
The Amended 2009 Plan includes certain provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:
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Stockholder approval is required for additional shares.   The Amended 2009 Plan does not contain an annual “evergreen” provision. Thus, stockholder approval is required each time we need to increase the share reserve allowing our stockholders the ability to have a say on our equity compensation program.

•
Repricing is not allowed.   The Amended 2009 Plan prohibits the repricing of outstanding equity awards and the cancellation of any outstanding equity awards that have an exercise price or strike price greater than the current fair market value of our common stock in exchange for cash or other stock awards under the Amended 2009 Plan.

•
Minimum Vesting.   Awards under the Amended 2009 Plan are subject to a one-year minimum vesting period, subject to limited exceptions set forth in the Amended 2009 Plan, as described below, and the Compensation Committee’s ability to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a change in control, in the terms of the award agreement or otherwise.

•
Dividends and Dividend Equivalents.   Dividends and dividend equivalents granted with respect to a Full Value Award will be subject to the same vesting and forfeiture provisions as the underlying award and no dividends or dividend equivalents may be granted with respect to options or stock appreciation rights.

•
Share-counting provisions.   The share reserve under the Amended 2009 Plan is reduced one share for each share of common stock issued pursuant to an option or stock appreciation right and 1.62 shares for each share of common stock issued pursuant to a Full Value Award granted on and after April 1, 2026, provided that if the Amended 2009 Plan is not approved by stockholders, the depletion ratio for Full Value Awards will remain at 1.8 shares. This helps to ensure that management and our Compensation Committee are using the share reserve effectively and with regard to the value of each type of equity award.

•
The Amended 2009 Plan includes specific treatment of awards upon a corporate transaction.   The Amended 2009 Plan specifically provides that, subject to any other written agreements the terms of which may supersede the Amended 2009 Plan, if any outstanding awards held by participants who have not terminated service prior to a corporate transaction are not assumed, continued or substituted for by the acquiror (or its parent) in the change in control or corporate transaction, the vesting of such awards will be accelerated in full, and with respect to any awards subject to performance-based vesting, vesting will be deemed satisfied at 100% target level.

•
Submission of amendments to Amended 2009 Plan to stockholders.   The Amended 2009 Plan requires stockholder approval for material amendments to the Amended 2009 Plan, including as noted above, any increase in the number of shares reserved for issuance under the Amended 2009 Plan.

•
Flexibility in designing equity compensation scheme.   The Amended 2009 Plan allows us to provide a broad array of equity incentives, including traditional option grants, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards and other stock awards. By providing this flexibility we can quickly and effectively react to trends in compensation practices and continue to offer competitive compensation arrangements to attract and retain the talent necessary for the success of our business.

•
Broad-based eligibility for equity awards.   We grant equity awards to a large portion of our employees. By doing so, we tie our employees’ interests with stockholder interests and motivate our employees to act as owners of the business.

General 2009 Plan Information
As of April 1, 2026, the total number of shares of the Company’s common stock reserved for issuance under the 2009 Plan is 23,012,000 shares. Approximately 2,165,929 shares remained available for future issuance under the 2009 Plan as of April 1, 2026. As of April 1, 2026, stock options to purchase approximately 1,305,079 shares were outstanding and Full Value Awards covering an aggregate of 2,765,650 were outstanding under the 2009 Plan. The weighted-average exercise price of all stock options outstanding as of April 1, 2026 was $67.80, and the weighted-average remaining term of such stock options was 2.8 years. A total of 45,477,299 shares of our common stock were outstanding as of April 1, 2026. As of April 1, 2026, the closing price of our common stock as reported on the Nasdaq Global Select Market was $33.94 per share.
Description of the Amended 2009 Plan
The material features of the Amended 2009 Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the Amended 2009 Plan. Stockholders are urged to read the actual text of the Amended 2009 Plan in its entirety, which is appended to this proxy statement as Appendix A and may be accessed from the SEC’s website at www.sec.gov.

Background and Purpose
The Amended 2009 Plan provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights, other stock awards, and performance awards that may be settled in cash, stock or other property.
The purpose of the Amended 2009 Plan is to secure and retain the services of employees, directors, and consultants, to provide a means by which such persons may be given an opportunity to benefit from increases in the value of the Company’s common stock, to assist the Company in recruiting new employees and directors, retaining the services of current employees and directors, and to provide incentives for such persons to exert maximum efforts for the Company’s success.
Shares Available for Awards
After giving effect to the approval of Proposal No. 3, the total number of shares of the Company’s common stock reserved for issuance under the Amended 2009 Plan would be 24,612,000 as of April 1, 2026. This share reserve consists of (a) 23,012,000 shares currently reserved for issuance under the Amended 2009 Plan, plus (b) an additional 1,600,000 shares subject to approval of the stockholders at the Annual Meeting.
This aggregate number is referred to as the “Share Reserve.” The number of shares available for issuance under the Amended 2009 Plan is reduced by (i) one share for each share of common stock issued pursuant to an option or stock appreciation right with a strike price of at least 100% of the fair market value of the underlying common stock on the date of grant; (ii) prior to October 1, 2010, 1.4 shares for each share of common stock issued pursuant to a Full Value Award granted under the 2009 Plan; (iii) on or after October 1, 2010 but prior to December 31, 2014, 1.8 shares for each share of common stock issued pursuant to a Full Value Award granted under the 2009 Plan; (iv) on or after December 31, 2014 but prior to March 27, 2018, 2.15 shares for each share of common stock issued pursuant to a Full Value Award granted under the 2009 Plan; (v) on or after March 27, 2018 but prior to April 6, 2021, 2.38 shares for each share of common stock issued pursuant to a Full Value Award granted under the 2009 Plan; (vi) on or after April 6, 2021 but prior to March 31, 2023, 2.02 shares for each share of common stock issued pursuant to a Full Value Award granted under the 2009 Plan; (vii) on or after March 31, 2023 but prior to March 30, 2024, 1.91 shares for each share of common stock issued pursuant to a Full Value Award granted under the Amended 2009 Plan, (viii) on or after March 30, 2024 but prior to March 28, 2025, 1.86 shares for each share of common stock issued pursuant to a Full Value Award granted under the Amended 2009 Plan; (ix) on or after March 28, 2025, but prior to April 1, 2026, 1.8 shares for each share of common stock issued pursuant to a Full Value Award granted under the Amended 2009 Plan, (ix) and on or after April 1, 2026, 1.62 shares for each share of common stock issued pursuant to a Full Value Award granted under the Amended 2009 Plan provided that if the Amended 2009 Plan is not approved by stockholders, the depletion ratio for Full Value Awards will remain at 1.8 shares.
If a stock award expires or otherwise terminates without having been exercised in full or is settled in cash, such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of the common stock that may be issued pursuant to the Amended 2009 Plan. If any shares of common stock issued pursuant to a stock award are forfeited back to the Company because of the failure to meet a contingency or condition required to vest such shares in the participant, then the shares which are forfeited will revert to and again become available for issuance under the Amended 2009 Plan. Any shares withheld or reacquired by the Company pursuant to the exercise of an option or stock appreciation right, as a result of tax withholding obligations, or as payment for the exercise of an option or stock appreciation right will not again become available for issuance under the Amended 2009 Plan. In addition, if the exercise price of any award is satisfied by the tender of shares of common stock to us (whether by actual delivery or attestation), the shares tendered will not again be available for issuance under the Amended 2009 Plan.
To the extent there is a share of common stock issued pursuant to a stock award granted under the 2009 Plan or the Amended 2009 Plan, and such share of common stock again becomes available for issuance under the Amended 2009 Plan, then on or after April 1, 2026, the number of shares of common stock available for issuance under the Amended 2009 Plan will increase by 1.62 shares, provided that if the Amended 2009 Plan is not approved by stockholders, the depletion ratio for Full Value Awards will remain at 1.8 shares.

Eligibility
Incentive stock options may be granted under the Amended 2009 Plan only to the Company’s employees and employees of Omnicell’s subsidiaries. The Company’s employees, consultants and directors and employees and consultants of Omnicell’s affiliates are eligible to receive all other types of awards under the Amended 2009 Plan. The Board or its delegate will select eligible recipients of awards under the Amended 2009 Plan. As of April 1, 2026, approximately 3,618 employees and eight non-employee directors were eligible to participate in the Amended 2009 Plan, if selected by the Board or its delegate for participation in the Amended 2009 Plan. Generally, the Company has not had a practice of granting awards to consultants and does not currently expect that practice to change.
Administration
The Amended 2009 Plan is administered by our Board, which may in turn delegate authority to administer the plan to a committee, member of the Board or an executive officer of the Company. Our Board has delegated administration of the Amended 2009 Plan to the Compensation Committee, and the Compensation Committee has further delegated certain granting authority to our CEO. Subject to the terms of the Amended 2009 Plan, the Compensation Committee, as well as our CEO for certain employees, excluding officers, directors or other persons subject to Section 16 of the Exchange Act, determines recipients, the numbers and types of stock awards to be granted, the terms and conditions of the stock awards, including the period of their exercisability and vesting; provided, that our CEO may only make equity award grants to new hires and for employee retention, integration and promotions. Subject to the limitations set forth below, the Compensation Committee or CEO, as applicable, also determines the fair market value applicable to a stock award and the exercise price of options granted under the Amended 2009 Plan.
Repricing
The Amended 2009 Plan expressly provides that, without the approval of the stockholders within 12 months prior to such event, the Compensation Committee shall not have the authority to reduce the exercise price of any outstanding stock awards under the plan or cancel any outstanding stock awards that have an exercise price or strike price greater than the current fair market value of the common stock in exchange for cash or other stock awards under the Amended 2009 Plan.
Minimum Vesting Conditions
Notwithstanding any other provision of the Amended 2009 Plan to the contrary, awards granted under the Amended 2009 Plan (other than cash-based awards) will vest no earlier than the first anniversary of the date on which the award is granted; provided, that the following awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its subsidiaries, (ii) shares delivered in lieu of fully vested cash obligations, (iii) awards to non-employee directors that vest on earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iv) additional awards the Compensation Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Amended 2009 Plan (subject to adjustment under the corporate capitalization provisions under the Amended 2009 Plan); and provided further that the foregoing restriction does not limit the Compensation Committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a change in control, in the terms of the award agreement or otherwise.
Stock Options
If stock options are granted, they are granted pursuant to stock option agreements. The Amended 2009 Plan permits the grant of options that qualify as incentive stock options (“ISOs”) and nonstatutory stock options (“NSOs”). Generally, the exercise price for an option cannot be less than 100% of the fair market value of the common stock subject to the option on the date of grant. Options granted under the Amended 2009 Plan will vest at the rate specified in the option agreement.

In general, the term of stock options granted under the Amended 2009 Plan may not exceed ten years. Except as explicitly provided otherwise in an optionholder’s award agreement, options granted under the Amended 2009 Plan generally terminate three months after termination of the participant’s service unless (i) termination is due to the participant’s disability, in which case the option may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months following termination; (ii) the participant dies before the participant’s service has terminated, or within the period (if any) specified in the stock option agreement after termination of service for a reason other than death, in which case the option may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 18 months following the participant’s death by the person or persons to whom the rights to such option have passed; (iii) the participant is terminated for cause in which case the option will cease to be exercisable immediately upon the participant’s termination; or (iv) the option by its terms or pursuant to any other agreement with the optionee specifically provides otherwise. An option term may be extended in the event that exercise of the option following termination of service is prohibited by applicable securities laws. The amount of time allowable after termination to exercise an option may be extended if a sale of the shares received by the participant upon exercise would be in violation of the registration requirements under the Securities Act or Omnicell’s insider trading policy. In such cases, the applicable period within which a participant may exercise an option after termination is extended to the time in which the exercise of the option would not be in violation of such laws or policies. In no event may an option be exercised after its expiration date. In addition, pursuant to our retirement policy, if a participant was an employee of Omnicell or one of its subsidiaries at the time of grant, the participant’s continuous service with Omnicell terminates for any reason other than due to a termination for cause, and the participant has attained age 55 with ten or more years of continuous service at any time during the participant’s continuous service, then the portion of the option vested on the date of such termination may be exercised by the participant (or his or her estate, if applicable) at any time during the period ending on the expiration of the term of the option. A participant will have attained a year of continuous service for each 12-month period of the participant’s continuous service since his or her most recent hire/re-hire date, but will not be credited with service provided by the participant to an acquired company prior to its acquisition by Omnicell.
Acceptable forms of consideration for the purchase of Omnicell common stock issued under the Amended 2009 Plan will be determined by the Compensation Committee and may include cash, check, bank draft or money order made payable to the Company, common stock previously owned by the optionholder, payment through a broker assisted exercise or, for NSOs only, a net exercise feature, or other legal consideration approved by the Compensation Committee.
Generally, an optionholder may not transfer a stock option other than by will or the laws of descent and distribution or a domestic relations order. However, to the extent permitted under the terms of the applicable stock option agreement, an optionholder may designate a beneficiary who may exercise the option following the optionholder’s death. In addition, the Amended 2009 Plan prohibits the payment of dividends and dividend equivalent rights with respect to options.
Limitations
The aggregate fair market value, determined at the time of grant, of shares of Omnicell common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of the Company’s equity compensation plans may not exceed $100,000. The options or portions of options that exceed this limit are treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of the Company’s total combined voting power or that of any affiliate unless the following conditions are satisfied:
•
the option exercise price must be at least 110% of the fair market value of the stock subject to the option on the date of grant; and

•
the term of any ISO award must not exceed five years from the date of grant.

The aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of ISOs will be the number of shares of common stock in the Share Reserve.

Restricted Stock Awards
If restricted stock awards are granted, they are granted pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to the Company, the recipient’s past or future services performed for the Company or an affiliate of the Company, or any other form of legal consideration acceptable to the Compensation Committee. Shares of Omnicell common stock acquired under a restricted stock award may be subject to forfeiture to us in accordance with a vesting schedule to be determined by the Board or its delegate. Rights to acquire shares of Omnicell common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement.
Restricted Stock Unit Awards
If restricted stock unit awards are granted, they are granted pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any legal form acceptable to the Compensation Committee. The Company will settle a payment due to a recipient of a restricted stock unit award by delivery of shares of our common stock, by cash, by a combination of cash and stock as deemed appropriate by our Compensation Committee, or in any other form of consideration determined by the Compensation Committee and set forth in the restricted stock unit award agreement. Dividend equivalents may be credited in respect of shares of Omnicell common stock covered by a restricted stock unit award, subject to the same vesting and forfeiture conditions applicable to the underlying award. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Compensation Committee. Also, per our retirement policy for all equity awards granted after August 2025, if (i) a participant was an employee of Omnicell or one of its subsidiaries at the time of grant, (ii) the participant’s continuous service with Omnicell terminates for any reason other than due to a termination for cause, (iii) the participant has attained age 55 with ten or more years of continuous service at any time during the participant’s continuous service and (iv) any grant has been held until at least the one-year anniversary of the grant date, then the portion of any such restricted stock unit award that remains unvested on the date of such termination will continue to vest fully for the remainder of the vesting period, and any performance-based awards, subject to achievement of the applicable performance metrics, will be prorated based on the amount of time worked during the performance period and will continue to vest fully for the remainder of the vesting period. In addition, in the event of the death or disability of a participant, all of the then outstanding and unvested restricted stock units (and all earned, outstanding and unvested performance-based awards) held by such participant shall accelerate and fully vest. Except as otherwise provided in the applicable restricted stock unit award agreement or pursuant to any other agreement with the participant, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.
Stock Appreciation Rights
If stock appreciation rights are granted, they are granted pursuant to a stock appreciation rights agreement. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right is determined by the Compensation Committee, and will in no event be less than 100% of the fair market value of the stock subject to the stock appreciation right at the time of grant. In general, the term of the stock appreciation rights granted under the Amended 2009 Plan may not exceed ten years. The Compensation Committee may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. Stock appreciation rights may be paid in Omnicell common stock, in cash, in any combination of the two, or any other form of legal consideration approved by the Compensation Committee and contained in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination and restrictions on transfer as stock options under the Amended 2009 Plan. The Amended 2009 Plan prohibits the payment of dividends and dividend equivalent rights with respect to stock appreciation rights.
Performance Awards
The Amended 2009 Plan provides for the grant of performance stock awards. If performance stock awards are granted, they will vest or be exercised based upon the attainment during a certain period of time of certain performance goals. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Compensation Committee.
Performance goals under the Amended 2009 Plan are determined by our Board or the Compensation Committee, and may be based on any one or more of the following performance criteria: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity or average stockholder’s equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales, backlog or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction, or other budgetary goals; (xvii) improvement in or attainment of working capital levels; (xviii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) customer satisfaction, service, or personal visitations; (xxvi) stockholders’ equity; (xxvii) capital expenditures; (xxviii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; (xxxii) billings; (xxxiii) completion of strategic, business, development, financial, employee or integration plan (or equivalent type of plan); (xxxiv) manufacturing, production, research and development, product launch or product objective goals; (xxxv) litigation, arbitration or other conflict achievements or resolutions; (xxxvi) hiring or reduction in headcount; (xxxvii) timely completion of internal and external analysis, or audits; (xxxviii) completion of performance goals by direct reports; and (xxxix) other measures of performance selected by our Board.
Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. In establishing a performance goal, our Compensation Committee may provide that performance will be appropriately adjusted to exclude the following: (i) restructuring and/or other nonrecurring charges; (ii) exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) the effects of changes to generally accepted accounting principles; (iv) the effects of any statutory adjustments to corporate tax rates; and (v) the effects of any items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles. In addition, our Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period.
Other Stock Awards
Other forms of stock awards valued in whole or in part with reference to Omnicell common stock may be granted either alone or in addition to other stock awards under the Amended 2009 Plan. The Compensation Committee has complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of Omnicell common stock to be granted and all other conditions of such other stock awards. In addition, our CEO has certain granting authority, as further described above, to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of Omnicell common stock to be granted and all other conditions of such other stock awards. Other forms of stock awards may be subject to vesting in accordance with a vesting schedule to be determined by the Compensation Committee or our CEO, as applicable.
Clawback/Recovery
Stock awards granted under the Amended 2009 Plan are subject to recoupment in accordance with the Company’s Policy on Recoupment of Incentive Compensation. In addition, the Board may impose such other clawback, recovery or recoupment provisions in any stock award agreement as it determines necessary or appropriate.
Changes to Capital Structure
In the event that there is a specified type of change in our capital structure not involving the receipt of consideration by the Company, such as a stock split or stock dividend, the class and number of shares reserved under the Amended 2009 Plan (including share limits) and the class and number of shares and exercise price or strike price, if applicable, of all outstanding stock awards will be appropriately adjusted.
Corporate Transactions
Unless otherwise provided in the stock award agreement, any other written agreement between the Company or any of its affiliates and the participant, or in any director compensation policy of the Company, in the event of a corporate transaction (as specified in the Amended 2009 Plan), all outstanding stock awards under the Amended 2009 Plan shall be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by individuals whose continuous service with us or an affiliate has not terminated prior to the effective date of the corporate transaction, the vesting and exercisability provisions of such stock awards will be accelerated in full (and with respect to any performance stock awards, vesting will be deemed satisfied at 100% target level) and such awards will terminate if not exercised prior to the effective date of the corporate transaction and (ii) with respect to any stock awards that are held by individuals whose continuous service with the Company or an affiliate of the Company has terminated prior to the effective date of the corporate transaction, the vesting and exercisability provisions of such stock awards will not be accelerated and such awards will terminate if not exercised prior to the effective date of the corporate transaction (except that any reacquisition or repurchase rights held by the Company with respect to such stock awards shall not terminate and may continue to be exercised notwithstanding the corporate transaction).
A stock award may be subject to additional acceleration of vesting and exercisability upon or after a change in control, as provided in the stock award agreement, in any other written agreement between the Company or any affiliate of the Company and the participant, or in any director compensation policy of the Company.
Plan Amendments/Plan Termination
The Compensation Committee has the authority to amend or terminate the Amended 2009 Plan at any time. However, no amendment or termination of the Amended 2009 Plan will adversely affect any rights under awards already granted to a participant unless agreed to by the affected participant. The Company will obtain stockholder approval of any amendment to the Amended 2009 Plan as required by applicable law. If the Amended 2009 Plan is approved by stockholders, no ISOs will be granted after April 1, 2036.
U.S. FEDERAL INCOME TAX CONSEQUENCES
The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The Amended 2009 Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Company’s or the applicable employer’s ability to realize the benefit of any tax deductions described below depends on its generation of taxable income.
Nonstatutory Stock Options
Generally, there is no taxation upon the grant of a NSO where the option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionholder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionholder is employed by us or one of our affiliates, that income will be subject to withholding tax. The optionholder’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionholder’s capital gain holding period for those shares will begin on the date after the date they are transferred to the optionholder.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we or the applicable employer will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionholder.
Incentive Stock Options
The Amended 2009 Plan provides for the grant of stock options that qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, an optionholder generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the optionholder holds a share received on exercise of an ISO for more than two years from the date the option was granted and more than one year from the date the option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the optionholder’s tax basis in that share will be long-term capital gain or loss.
If, however, an optionholder disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the optionholder generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionholder will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionholder’s alternative minimum taxable income for the year in which the option is exercised. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.
Neither Omnicell nor the applicable employer is allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, Omnicell or the applicable employer is allowed a deduction in an amount equal to the ordinary income includible in income by the optionholder, subject to Section 162(m) of the Code and provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or Omnicell or the applicable employer timely satisfies its reporting requirements with respect to that amount.
Restricted Stock Awards
Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is subject to a substantial risk of forfeiture when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the substantial risk of forfeiture has lapsed (i.e., when the stock becomes vested), at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested and the recipient’s holding period for such shares will begin on the date the substantial risk of forfeiture lapses.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, Omnicell or the applicable employer will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.
Restricted Stock Units, Performance Stock Awards and Other Stock Awards
Generally, the recipient of a restricted stock unit, performance stock award or other stock award structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary compensation income at the time shares subject to the award are transferred (or cash equal to the fair market value of the shares is paid) equal to the excess, if any, of (i) the fair market value of the shares of Omnicell common stock received over any amount paid by the recipient in exchange for the shares of Omnicell common stock and (ii) any cash paid instead of shares.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from restricted stock units, performance stock awards and other stock awards will be the amount paid for such shares plus any ordinary income recognized when the restricted stock unit, performance stock award or other stock award is settled and the holding period for those shares will commence on the day following the date on which the shares are transferred to the recipient.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, Omnicell or the applicable employer will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit, performance stock awards and other stock awards.
Stock Appreciation Rights
The Company may grant under the Amended 2009 Plan stock appreciation rights separate from any other award or in tandem with other awards under the Amended 2009 Plan.
Where the rights are granted with a strike price equal to the fair market value of the underlying stock on the grant date and the stock appreciation right has been structured to conform to an exception to Section 409A of the Code, the recipient will recognize ordinary compensation income equal to the fair market value of any stock received and any cash paid instead of shares upon such exercise. The tax basis of any shares received will be equal to the amount of ordinary income recognized upon exercise and the holding period for those shares will begin on the day after the date on which the shares are transferred to the recipient. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, Omnicell or the applicable employer will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.
Section 162 Limitations
Section 162(m) generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to the corporation’s “covered employees,” generally including the named executive officers.
New Plan Benefits
The Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers, directors, employees and consultants under the Amended 2009 Plan. We do not presently have any current plans, proposals or arrangements, written or otherwise, to issue any of the newly available authorized shares under the Amended 2009 Plan, except pursuant to our non-employee director compensation plan. Please see “Grants of Plan-Based Awards in Fiscal 2025” in this proxy statement for detailed information regarding equity awards granted to our NEOs during fiscal year 2025. Awards granted in 2026 to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of our non-employee director compensation plan. Pursuant to the equity component of our compensation program for non-employee directors, however, (A) our independent lead director is eligible to receive an annual restricted stock grant valued at $17,500, plus (B) the chairperson of our Audit Committee is eligible to receive an annual restricted stock grant valued at $20,000, plus (C) each non-chair member of our Audit Committee is eligible to receive a restricted stock grant valued at $10,000, (D) the chairperson of our Corporate Governance Committee is eligible to receive an annual restricted stock grant valued at $11,000, plus (E) each non-chair member of our Corporate Governance Committee is eligible to receive a restricted stock grant valued at $7,500, plus (F) the chairperson of our Compensation Committee is eligible to receive an annual restricted stock grant valued at $20,000, plus (G) each non-chair member of our Compensation Committee is eligible to receive a restricted stock grant valued at $10,000. Any non-employee director who is first elected to the Board will be entitled to receive a restricted stock grant with a targeted value of $180,000 as of the grant date. In addition, each person who continues to serve as a non-employee member of the Board following an annual meeting will be granted a restricted stock grant with a targeted value of $180,000 as of the grant date. Each of the initial and annual restricted stock grant for a non-employee director will vest on one-year anniversary of the grant date, in each case subject to the director’s continuing service on our Board (or as the Lead Independent Director or member or chair of a committee, as applicable). For additional information regarding our compensation policy for non-employee directors, see the section above entitled “Director Compensation.”
Historical Equity Awards Table
The following table sets forth, for each of the individuals and groups indicated, the total number of shares of our common stock subject to awards that have been granted (even if not currently outstanding) under the 2009 Plan through December 31, 2025.
2009 Plan
Name and position	Number of shares
Randall A. Lipps(1) Chairman, President and Chief Executive Officer	2,138,072
H. Baird Radford, III Executive Vice President, Chief Financial Officer	32,932
Nnamdi Njoku(1) Executive Vice President, Chief Operating Officer	128,338
Corey J. Manley(1) Executive Vice President, Chief Legal and Administrative Officer	168,571
Nchacha E. Etta Former Executive Vice President, Chief Financial Officer	158,485
All current executive officers as a group(1)	2,467,913
All current directors who are not executive officers as a group	265,153
Each nominee for election as a director:
Joanne B. Bauer	64,727
Robin G. Seim	29,410
Eileen J. Voynick	15,226
Each associate of any executive officers, current directors or director nominees	—
Each other person who received or is to receive 5% of awards	—
All employees, including all current officers who are not executive officers, as a group	4,342,425

(1)
Reflects PSUs (at target) that were granted in 2025 pursuant to the 2009 Equity Incentive Plan. The right to receive the shares underlying the PSU grant is earned according to the description set forth in “Compensation Discussion and Analysis — Equity Compensation — Performance-Based Restricted Stock Unit Awards” above. The Company’s total stockholder return was approximately at the 60th percentile of the S&P 1000 Healthcare Index for 2025; however, as the Company’s total stockholder return for 2025 was less than zero, the percentage of the target number of PSUs eligible to be earned was capped at 100%. As a result approximately 100% of the target number of shares subject to the awards granted are eligible for vesting. Based on this, our NEOs earned the following amounts of PSUs: Mr. Lipps: 79,494 Mr. Njoku: 37,409; and Mr. Manley: 22,445. Vesting is contingent upon continued service.
Recommendation of the Board of Directors
Our Board believes that approval of Proposal No. 3 is in the best interest of the Company and the best interests of the stockholders for the reasons stated above.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 3.
EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain information as of December 31, 2025 regarding our 1997 Employee Stock Purchase Plan (the “Purchase Plan”) and 2009 Plan, each of which has been approved by our stockholders. The Amended 2009 Plan is being presented for approval as set forth in Proposal No. 3. As of December 31, 2025, there were no equity awards outstanding or securities available for future issuance under equity compensation plans not previously approved by our stockholders.
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,362,056(1)(2)	68.10(2)	5,970,610(3)
Equity compensation plans not approved by security holders	—	—	—
Total	3,362,056(1)(2)	68.10(2)	5,970,610(3)

(1)
Represents shares subject to outstanding awards pursuant to the 2009 Plan.

(2)
Includes 139,348 shares underlying outstanding PSUs that had not been earned.

(3)
Includes 2,113,900 shares available for purchase pursuant to the Purchase Plan, of which approximately 277,936 shares are expected to be purchased during the current offering period.

STOCK OWNERSHIP
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of the Company’s common stock as of April 1, 2026 (unless otherwise indicated) by: (i) each director and director nominee; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all current executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than 5% of its common stock.
	Beneficial Ownership(1)
Name and Address of Beneficial Owner	Number of Shares	Percent of Total
BlackRock, Inc.(2)	7,149,987	15.72%
50 Hudson Yards
New York, NY 10001
Dimensional Fund Advisors LP(3)	2,364,068	5.20%
6300 Bee Cave Road, Building One
Austin, TX 78746
Millennium Management LLC(4)	2,288,570	5.03%
399 Park Avenue
New York, New York 10022
Joanne B. Bauer	44,895	*
Edward P. Bousa	17,986	*
Mary A. Garrett	17,175	*
Kaushik “Bobby” Ghoshal	14,520	*
Randall A. Lipps(5)(6)	1,022,474	2.23%
Mark W. Parrish	65,255	*
Bruce E. Scott(5)	29,354	*
Robin G. Seim(5)	53,734	*
Eileen J. Voynick	15,226
Nnamdi Njoku	30,353	*
H. Baird Radford, III	—	*
Corey J. Manley	32,408	*
Nchacha E. Etta	40,536	*
All executive officers and current directors as a group (12 persons)(5)	1,343,380	2.92%

*
Less than one percent.

(1)
Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 45,477,299 shares of common stock outstanding on April 1, 2026, adjusted as required by rules promulgated by the SEC. Unless otherwise indicated, the address of each listed stockholder is c/o Omnicell, Inc., 4220 North Freeway Fort Worth, Texas 76137.

(2)
BlackRock, Inc. (“BlackRock”) is the beneficial owner of 7,149,987 shares of common stock. BlackRock has sole voting power with respect to 7,060,803 shares of common stock, and sole dispositive power with respect to 7,149,987 shares of common stock. The data regarding the stock ownership of BlackRock is as of March 31, 2025 from the Schedule 13G/A filed by BlackRock on April 28, 2025.

(3)
Dimensional Fund Advisors LP (“Dimensional”) is the beneficial owner of 2,364,068 shares of common stock. Dimensional has sole voting power with respect to 2,303,090 shares of common stock, and sole dispositive power with respect to 2,364,068 shares of common stock. The data regarding the stock ownership of Dimensional is as of September 30, 2025 from the Schedule 13G filed by Dimensional on October 9, 2025.

(4)
Millennium Management LLC (“Millennium”) is the beneficial owner of 2,288,570 shares of common stock. Millennium has sole voting power with respect to 0 shares of common stock and shared voting power with respect to 2,288,570 shares of common stock, and sole dispositive power with respect to 0 shares of common stock and shared dispositive power with respect to 2,288,570 shares of common stock. The data regarding the stock ownership of Millennium is as of March 25, 2026 from the Schedule 13G filed by Millennium on April 1, 2026.

(5)
Includes shares of common stock which certain executive officers and directors of the Company have the right to acquire within 60 days after April 1, 2026 pursuant to the exercise of stock options as follows: Mr. Lipps, 461,607 shares; Mr. Scott, 6,381 shares; Mr. Seim 6,381 shares; and all current executive officers and directors as a group, 474,369 shares.

(6)
Includes 165,580 shares held directly by Mr. Lipps; 355,861 shares held in trust by The Lipps Revocable Trust, for which Mr. Lipps and his wife are trustees with shared voting and investment power, and which a portion of have been pledged as collateral to secure a personal line of credit; and 8,051 shares held in various trusts for the benefit of Mr. Lipps’s children, for which Mr. Lipps is trustee.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.
The Company submits all applicable Section 16(a) filing requirements on behalf of its executive officers and directors. To the Company’s knowledge, based on the reports filed by the Company, copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2025, all Section 16(a) filing requirements applicable to its executive officers and directors were complied with.

CERTIFICATE OF INCORPORATION AMENDMENT
PROPOSAL NO. 4: Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation to provide exculpation from personal liability for certain officers as permitted by Delaware law and make certain other minor, non-substantive updates
The Board has unanimously adopted a resolution to amend our Amended and Restated Certificate of Incorporation, subject to stockholder approval, to provide exculpation from personal liability for certain officers of the Company in certain circumstances as permitted by Delaware law.
If our stockholders approve this Proposal No. 4 at the Annual Meeting, the Company will amend Article VI, Paragraph A of our Amended and Restated Certificate of Incorporation, as set forth in Appendix B to this proxy statement (the “Charter Amendment”). The description in this Proposal No. 4 should be read in conjunction with the full text of the Charter Amendment, which is marked to show the proposed modifications. In accordance with the General Corporation Law of the State of Delaware (the “DGCL”), the Board may elect to abandon the Charter Amendment without further action by stockholders at any time prior to the effectiveness of the filing of the Charter Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the Charter Amendment.
The Charter Amendment also reflects other minor, non-substantive updates. These changes, which do not substantively affect stockholders’ rights, include (i) an update to the address for the registered office of the Company and (ii) an update to the name of the registered agent of the Company.
Article VI, Paragraph A of our Amended and Restated Certificate of Incorporation currently provides for the Company to eliminate the monetary liability of directors for breaches of fiduciary duties as a director, pursuant to and consistent with Section 102(b)(7) of the DGCL. Effective August 1, 2022, Section 102(b)(7) of the DGCL was amended to permit a Delaware corporation’s certificate of incorporation to include a provision eliminating monetary liability for certain officers in certain circumstances, similar to, but more limited than, the protection already afforded to directors under our Amended and Restated Certificate of Incorporation (the “Section 102(b)(7) Amendment”).
In line with this update, the Board desires to amend our Amended and Restated Certificate of Incorporation to maintain provisions consistent with the governing statutes contained in the DGCL. Prior to the Section 102(b)(7) Amendment, Delaware law permitted Delaware corporations to exculpate directors from personal liability for monetary damages in certain circumstances, but such protection did not extend to a Delaware corporation’s officers. Consequently, stockholder plaintiffs have, at times, employed a tactic of bringing certain claims, which would otherwise be exculpated if brought against directors, against individual officers to avoid dismissal of such claims. The Section 102(b)(7) Amendment was adopted to address inconsistent treatment between officers and directors as well as rising litigation and insurance costs for public companies.
The proposed Charter Amendment would eliminate personal liability for certain of our officers only in those limited circumstances permitted by Delaware law. Pursuant to Section 102(b)(7) of the DGCL, officers would be protected from personal liability only for monetary damages for direct claims for breach of the duty of care. The proposed Charter Amendment would not exculpate any officers from liability for breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit, nor would the proposed Charter Amendment exculpate such officers from liability for claims brought by the Company itself or in the right or name of the Company, such as derivative claims. If the proposed Charter Amendment is adopted, certain specified Company officers, which would include the roles held by our NEOs, would be subject to this provision.
In addition, the Charter Amendment also clarifies that if, at any time following the effectiveness of the Charter Amendment, the DGCL is amended to authorize any further elimination of the personal liability of the Company’s directors or officers, then such liability shall be automatically eliminated to the fullest extent permitted by the DGCL, as so amended, with respect to the Company’s directors and officers.

The proposed Charter Amendment is not being proposed in response to any specific resignation, threat of resignation, or refusal to serve by any officer or as a result of any pending litigation. If the Charter Amendment is approved, it will not eliminate or limit the liability of an officer for any act or omission occurring prior to the date on which it becomes effective.
If our stockholders do not approve the Charter Amendment, then the Company’s Charter and current exculpation provisions relating to directors will remain unchanged and in place, and the Company’s officers will not be entitled to exculpation under the DGCL. Furthermore, the Charter Amendment will not be filed with the Secretary of State of the State of Delaware.
The Charter Amendment is a result of the Board’s ongoing review of corporate governance best practices and recent changes in Delaware law. In developing the Charter Amendment, the Board (including all members of the Corporate Governance Committee) carefully considered the implications of amending our Amended and Restated Certificate of Incorporation to provide exculpation from certain liability for certain of our officers as permitted by Delaware law.
The Board believes that the proposed Charter Amendment (i) is necessary to provide protection for officers, to the fullest extent permitted by law, to attract and retain experienced and qualified officers, (ii) would potentially reduce the Company’s insurance premium costs, and (iii) would potentially reduce litigation costs associated with frivolous lawsuits. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability with the benefit of hindsight, especially in the current litigious environment and regardless of merit. The Company believes that adopting the proposed Charter Amendment will continue to position the Company to attract top officer candidates, better allow the Company to retain our current officers, and enable our officers to continue to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability.
As claims against Company officers involving breaches of the duty of loyalty, acts taken in bad faith, intentional misconduct, knowing violations of the law and/or the receipt of improper personal benefits would still be permitted if the Charter Amendment is adopted and approved, the Board believes that the Charter Amendment strikes an appropriate balance between the Company’s goals of, on the one hand, promoting management’s accountability to stockholders, and, on the other, attracting and retaining qualified officers.
For these reasons, the Board believes that the proposed Charter Amendment is in the best interests of the Company and its stockholders.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 4.

PROPOSAL NO. 5: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Audit Committee has selected Deloitte as the Company’s independent registered public accounting firm for the year ending December 31, 2026 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of Deloitte are expected to be present at the Annual Meeting, and they will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. Deloitte has served as our independent registered public accounting firm since fiscal year 2014.
Neither the Company’s bylaws nor other governing documents or laws require stockholder ratification of the selection of Deloitte as the Company’s independent registered public accounting firm. However, we are submitting the selection of Deloitte to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may terminate the engagement of Deloitte for any reason and direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Principal Accountant Fees and Services
The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2025 and December 31, 2024 by Deloitte.
	Fiscal Year Ended December 31,
	2025	2024
	(in thousands)
Audit Fees	$3,459	$3,649
Audit-Related Fees	35	253
Tax Fees	164	135
All Other Fees	2	2
Total Fees	$3,660	$4,039
Audit Fees.   Consists of fees billed for professional services rendered for the audit of the Company’s annual consolidated financial statements included in the Annual Report on Form 10-K and review of the interim consolidated financial statements included in quarterly reports on Form 10-Q, consultations with the Company’s management as to the accounting treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, the Financial Accounting Standards Board or other standard-setting bodies, and other services that are normally provided by the Company’s independent registered public accounting firms in connection with statutory and regulatory filings or engagements.
Audit-Related Fees.   Consists of fees billed for professional services associated with SEC registration statements and other documents filed with the SEC.
Tax Fees.   Consists of fees billed for professional services for tax compliance, tax advice and tax planning outside of the audit of the income tax accounts.
All Other Fees.   Consists of fees billed for subscriptions to an online accounting and financial reporting research assistance service.
Pre-Approval Policies and Procedures
The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, tax services and other non-audit services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.
The Audit Committee has determined that the rendering of the services other than audit services by Deloitte was compatible with maintaining their independence.
In 2025, the Audit Committee pre-approved the fees set forth on the previous page in their entirety.
Recommendation of the Board of Directors
The Board believes that approval of Proposal No. 5 is in the best interest of the Company and the best interests of the stockholders for the reasons stated above.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 5.
Report of the Audit Committee of the Board of Directors
The Audit Committee has prepared the following report on its activities with respect to our audited financial statements for the fiscal year ended December 31, 2025.
Our management is responsible for the preparation, presentation and integrity of our financial statements and is also responsible for maintaining appropriate accounting and financial reporting practices and policies. Management is also responsible for establishing and maintaining adequate internal controls and procedures designed to provide reasonable assurance that we are in compliance with accounting standards and applicable laws and regulations.
Deloitte, our independent registered public accounting firm for 2025, is responsible for expressing opinions on the conformity of our audited financial statements with U.S. generally accepted accounting principles and the effectiveness of our internal control over financial reporting.
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025, with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed pursuant to applicable auditing standards, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm regarding the independent registered public accounting firm’s independence as required by the PCAOB and has discussed with the independent registered public accounting firm its independence.
Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
AUDIT COMMITTEE
Robin G. Seim, Chair
Edward P. Bousa
Mark W. Parrish
Bruce E. Scott

ADDITIONAL INFORMATION
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are Omnicell stockholders will be “householding” our proxy materials. A single set of Annual Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. The Company undertakes to deliver promptly on written or oral request a separate copy. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Annual Meeting materials, please (1) notify your broker, (2) direct your written request to Investor Relations, Omnicell, Inc. at the Company’s principal executive office or (3) contact Omnicell’s Investor Relations department at (877) 415-9990. Stockholders who currently receive multiple copies of the Annual Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers at the phone number or mailing address provided by such broker.
OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors
/s/ Corey J. Manley

Corey J. Manley
Corporate Secretary
April 13, 2026
A copy of the Company’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2025 is available without charge upon written request to: Omnicell, Inc., Attn: Investor Relations, 4220 North Freeway Fort Worth, Texas 76137.

APPENDIX A
OMNICELL, INC.
2009 EQUITY INCENTIVE PLAN
ADOPTED BY THE BOARD OF DIRECTORS: MARCH 5, 2009
APPROVED BY THE STOCKHOLDERS: MAY 19, 2009
AMENDED BY THE BOARD OF DIRECTORS: NOVEMBER 17, 2010
APPROVED BY THE STOCKHOLDERS: DECEMBER 16, 2010
AMENDED BY THE BOARD OF DIRECTORS: MARCH 18, 2013
APPROVED BY THE STOCKHOLDERS: MAY 21, 2013
AMENDED BY THE BOARD OF DIRECTORS: APRIL 13, 2015
APPROVED BY THE STOCKHOLDERS: MAY 19, 2015
AMENDED BY THE BOARD OF DIRECTORS: MARCH 27, 2018
APPROVED BY THE STOCKHOLDERS: MAY 15, 2018
AMENDED BY THE BOARD OF DIRECTORS: MARCH 25, 2019
APPROVED BY THE STOCKHOLDERS: MAY 14, 2019
AMENDED BY THE BOARD OF DIRECTORS: APRIL 6, 2021
APPROVED BY THE STOCKHOLDERS: MAY 25, 2021
AMENDED BY THE BOARD OF DIRECTORS: AUGUST 12, 2021
AMENDED BY THE BOARD OF DIRECTORS: MARCH 29, 2022
APPROVED BY THE STOCKHOLDERS: MAY 24, 2022
AMENDED BY THE BOARD OF DIRECTORS: MARCH 31, 2023
APPROVED BY THE STOCKHOLDERS: MAY 23, 2023
AMENDED BY THE BOARD OF DIRECTORS: MARCH 30, 2024
APPROVED BY THE STOCKHOLDERS: MAY 21, 2024
AMENDED BY THE BOARD OF DIRECTORS: MARCH 28, 2025
APPROVED BY THE STOCKHOLDERS: MAY 21, 2025
AMENDED BY THE BOARD OF DIRECTORS: APRIL 1, 2026
APPROVED BY THE STOCKHOLDERS: MAY [  ], 2026
1.
GENERAL.

(a)   Successor to and Continuation of Prior Plans.   The Plan was originally adopted as the successor to and continuation of the Omnicell, Inc. 1999 Equity Incentive Plan, the 2003 Equity Incentive Plan and the 2004 Equity Incentive Plan (together, the “Prior Plans”). On and after the Effective Date, no additional stock awards shall be granted under the Prior Plans. All outstanding stock awards granted under the Prior Plans shall remain subject to the terms of the Prior Plans; provided, however, that after December 31, 2008, any shares subject to outstanding stock awards granted under the Prior Plans that expire or terminate for any reason prior to exercise or settlement or are forfeited because of the failure to meet a contingency or condition required to vest such shares (the “Returning Shares”) shall become available for issuance pursuant to Stock Awards granted hereunder. All Stock Awards granted on or after the Effective Date of this Plan shall be subject to the terms of this Plan; provided that Stock Awards granted pursuant to the terms of the Plan prior to its amendment in May 2026 shall continue to be governed by the terms of the Plan prior to such amendment.
(b)   Eligible Stock Award Recipients.   The persons eligible to receive Stock Awards are Employees, Directors and Consultants.
(c)   Available Stock Awards.   The Plan provides for the grant of the following types of Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, and (vii) Other Stock Awards.
(d)   Purpose.   The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Stock Awards as set forth in Section 1(b), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Stock Awards.
2.   ADMINISTRATION.
(a)   Administration by Board.   The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b)   Powers of Board.   The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)   To determine from time to time (A) which of the persons eligible under the Plan shall be granted Stock Awards; (B) when and how each Stock Award shall be granted; (C) what type or combination of types of Stock Award shall be granted; (D) the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person; and (F) the Fair Market Value applicable to a Stock Award.
(ii)   To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Stock Award fully effective.
(iii)   To settle all controversies regarding the Plan and Stock Awards granted under it.
(iv)   To accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.
(v)   To prohibit the exercise of any Option, SAR or other exercisable Stock Award during a period of up to thirty days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.
(vi)   To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.
(vii)   To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan or Stock Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of applicable law. However, except as provided in Section 9(a) relating to Capitalization Adjustments, to the extent required by applicable law or listing requirements, stockholder approval shall be required for any amendment of the Plan that either (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Stock Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, or (D) materially expands the types of Stock Awards available for issuance under the Plan. Except as provided above, rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(viii)   To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding “incentive stock options” or (B) Rule 16b-3.
(ix)   To approve forms of Stock Award Agreements for use under the Plan and to amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Stock Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that except with respect to amendments that disqualify or impair the status of an Incentive Stock Option, a Participant’s rights under any Stock Award shall not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Stock Awards without the affected Participant’s consent if necessary to maintain the qualified status of the Stock Award as an Incentive Stock Option or to bring the Stock Award into compliance with Section 409A of the Code.
(x)   Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Stock Awards.
(xi)   To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.
(c)   Delegation to Committee.
(i)   General.   The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii)   Rule 16b-3 Compliance.   The Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.
(iii)   The Board or Committee may delegate some or all of its power and authority hereunder to a member of the Board, the President and Chief Executive Officer or such other executive officer of the Company as the Board or Committee deems appropriate; provided, however, that neither the Board nor the Committee may delegate its power and authority to a member of the Board, the President and Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.
(d)   Effect of Board’s Decision.   All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.
(e)   Cancellation and Re-Grant of Stock Awards.   Neither the Board nor any Committee shall have the authority to: (i) reduce the exercise price of any outstanding Options or Stock Appreciation Rights under the Plan, or (ii) cancel any outstanding Options or Stock Appreciation Rights that have an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange for cash or other Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.

(f)   Dividends and Dividend Equivalents.   Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Stock Award (other than an Option or SAR), as determined by the Board and contained in the applicable Stock Award Agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such Stock Award Agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Stock Award Agreement (including, but not limited to, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Stock Award Agreement.
(g)   Minimum Vesting Provisions.   Notwithstanding any other provision of the Plan to the contrary, Stock Awards granted under the Plan shall vest no earlier than the first anniversary of the date on which the award is granted; provided, that the following Stock Awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries, (ii) shares delivered in lieu of fully vested cash obligations, (iii) Stock Awards to Non-Employee Directors that vest on earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iv) any additional awards the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 3(a) (subject to adjustment under Section 9(a)); and, provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a Change in Control, in the terms of the Stock Award Agreement or otherwise.
3.   SHARES SUBJECT TO THE PLAN.
(a)   Share Reserve.   Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date shall not exceed 24,612,000 shares (which consists of (i) 2,100,000 shares approved by the stockholders on May 19, 2009, (ii) 2,600,000 shares approved by the stockholders on December 16, 2010, (iii) 2,500,000 shares approved by the stockholders on May 21, 2013, (iv) 3,200,000 shares approved by the stockholders on May 19, 2015, (v) 2,700,000 shares approved by the stockholders on May 15, 2018, (vi) 1,900,000 shares approved by the stockholders on May 14, 2019, (vii) 1,100,000 shares approved by stockholders on May 25, 2021, (viii) 1,100,000 shares approved by stockholders on May 24, 2022, (ix) 1,600,000 shares approved by stockholders on May 23, 2023, (x) 2,462,000 shares approved by stockholders on May 21, 2024, (xi) 1,750,000 shares approved by stockholders on May 21, 2025, and (xii) 1,600,000 shares approved by stockholders on May [  ], 2026), plus the Returning Shares, if any, as such shares become available from time to time less one (1) share for each share of stock issued pursuant to an option or stock appreciation right granted after December 31, 2008 under the Prior Plans with respect to which the strike price is at least one hundred percent (100%) of the Fair Market Value of the underlying Common Stock on the date of grant and 1.4 shares for each share of stock issued pursuant to an award other than an option or stock appreciation right granted after December 31, 2008 under the Prior Plans (the “Share Reserve”). For clarity, the Share Reserve in this Section 3(a) is a limitation in the number of shares of the Common Stock that may be issued pursuant to the Plan and does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by Nasdaq Marketplace Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, or AMEX Company Guide Section 711 or other applicable rule, and such issuance shall not reduce the number of shares available for issuance under the Plan. Furthermore, if a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award have been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement shall not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan.

(b)   Subject to subsection 3(c), the number of shares available for issuance under the Plan shall be reduced by: (i) one (1) share for each share of stock issued pursuant to (A) an Option granted under Section 5, or (B) a Stock Appreciation Right granted under Section 5 with respect to which the strike price is at least one hundred percent (100%) of the Fair Market Value of the underlying Common Stock on the date of grant; (ii) prior to October 1, 2010, 1.4 shares for each share of Common Stock issued pursuant to a Full Value Award; (iii) on or after October 1, 2010 but prior to December 31, 2014, 1.8 shares for each share of Common Stock issued pursuant to a Full Value Award; (iv) on or after December 31, 2014 but prior to March 27, 2018, 2.15 shares for each share of Common Stock issued pursuant to a Full Value Award (v) on or after March 27, 2018 but prior to April 6, 2021, 2.38 shares for each share of Common Stock issued pursuant to a Full Value Award, (vi) on or after April 6, 2021 but prior to March 31, 2023, 2.02 shares for each share of Common Stock issued pursuant to a Full Value Award, (vii) on or after March 31, 2023 but prior to March 30, 2024, 1.91 shares for each share of Common Stock issued pursuant to a Full Value Award, (viii) on or after March 30, 2024 but prior to March 28, 2025, 1.86 shares for each share of Common Stock issued pursuant to a Full Value Award, and (ix) on or after March 28, 2025 but prior to April 1, 2026, 1.8 shares for each share of Common Stock issued pursuant to a Full Value Award and (x) on or after April 1, 2026, 1.62 shares for each share of Common Stock issued pursuant to a Full Value Award.
(c)   Reversion of Shares to the Share Reserve.
(i)   Shares Available for Subsequent Issuance.
(1)   If any shares of common stock issued pursuant to a Stock Award are forfeited back to the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares which are forfeited shall revert to and again become available for issuance under the Plan. Notwithstanding the provisions of this Section 3(c)(i), any such shares shall not be subsequently issued pursuant to the exercise of Incentive Stock Options.
(2)   To the extent (A) there is issued a share of Common Stock pursuant to a Full Value Award or (B) any Returning Shares granted under the Prior Plan pursuant to an award other than an option or stock appreciation right, and, pursuant to Section 1(a), Section 3(a) or this Section 3(c)(i), such share of Common Stock becomes available for issuance under the Plan (I) prior to October 1, 2010, then the number of shares of Common Stock available for issuance under the Plan shall increase by 1.4 shares, (II) on or after October 1, 2010 but prior to December 31, 2014, then the number of shares of Common Stock available for issuance under the Plan shall increase by 1.8 shares, (III) on or after December 31, 2014 but prior to March 27, 2018, then the number of shares of Common Stock available for issuance under the Plan shall increase by 2.15 shares, (IV) on or after March 27, 2018 but prior to April 6, 2021, then the number of shares of Common Stock available for issuance under the Plan shall increase by 2.38 shares, (V) on or after April 6, 2021 but prior to March 31, 2023, then the number of shares of Common Stock available under the Plan shall increase by 2.02 shares, (VI) on or after March 31, 2023 but prior to March 30, 2024, then the number of shares of Common Stock available under the Plan shall increase by 1.91 shares, (VII) on or after March 30, 2024 but prior to March 28, 2025, then the number of shares of Common Stock available under the Plan shall increase by 1.86 shares, (VIII) on or after March 28, 2025 but prior to April 1, 2026, then the number of shares of Common Stock available under the Plan shall increase by 1.8 shares, and (IX) on or after April 1, 2026, then the number of shares of Common Stock available under the Plan shall increase by 1.62 shares
(ii)   Shares Not Available for Subsequent Issuance.   If any shares subject to a Stock Award are not delivered to a Participant because the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., “net exercised”), the number of shares that are not delivered to the Participant shall not remain available for issuance under the Plan. Also, any shares withheld, including for purposes of tax withholding obligations, or reacquired by the Company pursuant to the exercise of an Option or SAR under Section 8(g) or as consideration for the exercise of an Option or SAR shall not again become available for issuance under the Plan.
(d)   Incentive Stock Option Limit.   Notwithstanding anything to the contrary in this Section 3, subject to the provisions of Section 9(a) relating to Capitalization Adjustments the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be the number of shares of Common Stock in the Share Reserve.
(e)   Source of Shares.   The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
4.   ELIGIBILITY.
(a)   Eligibility for Specific Stock Awards.   Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, Nonstatutory Stock Options and SARs may not be granted to Employees, Directors, and Consultants who are providing Continuous Services only to any “parent” of the Company, as such term is defined in Rule 405 promulgated under the Securities Act, unless such Stock Awards comply with the distribution requirements of Section 409A of the Code.
(b)   Ten Percent Stockholders.   A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.
5.   PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.
Each Option or SAR shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Option Agreement or Stock Appreciation Right Agreement shall conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(a)   Term.   Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Award Agreement.
(b)   Exercise Price.   Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise price (or strike price) of each Option or SAR shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Option or SAR is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise price (or strike price) lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR if such Option or SAR is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and 424(a) of the Code (whether or not such awards are Incentive Stock Options). Each SAR will be denominated in shares of Common Stock equivalents.
(c)   Purchase Price for Options.   The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The permitted methods of payment are as follows:
(i)   by cash, check, bank draft or money order payable to the Company;
(ii)   pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash

(or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;
(iii)   by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;
(iv)   if the option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be subject to the exercised Option and will not be exercisable pursuant to such Option thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or
(v)   in any other form of legal consideration that may be acceptable to the Board.
(d)   Exercise and Payment of a SAR.   To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) the strike price that will be determined by the Board at the time of grant of the Stock Appreciation Right. The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.
(e)   Transferability of Options and SARs.   The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs shall apply:
(i)   Restrictions on Transfer.   An Option or SAR shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may, in its sole discretion, permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request. Except as explicitly provided herein, neither an Option nor a SAR may be transferred to a third-party financial institution or for consideration.
(ii)   Domestic Relations Orders.   Notwithstanding the foregoing, an Option or SAR may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.
(iii)   Beneficiary Designation.   Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect Option exercises, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant’s estate shall be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise.
(f)   Vesting Generally.   The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.
(g)   Termination of Continuous Service.   Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, in the event that a Participant’s Continuous Service terminates (other than for Cause or upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Stock Award as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Stock Award Agreement), or (ii) the expiration of the term of the Option or SAR as set forth in the Stock Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Stock Award Agreement (as applicable), the Option or SAR shall terminate.
(h)   Extension of Termination Date.   In the event that the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause or upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Stock Award Agreement. In addition, unless otherwise provided in a Participant’s Stock Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR shall terminate on the earlier of (i) the expiration of a period equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Stock Award Agreement.
(i)   Disability of Participant.   Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company, in the event that a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Stock Award Agreement), or (ii) the expiration of the term of the Option or SAR as set forth in the Stock Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the time specified herein or in the Stock Award Agreement (as applicable), the Option or SAR (as applicable) shall terminate.
(j)   Death of Participant.   Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company, in the event that (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Stock Award Agreement after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Stock Award Agreement), or (ii) the expiration of the term of such Option or SAR as set forth in the Stock Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the time specified herein or in the Stock Award Agreement (as applicable), the Option or SAR shall terminate.

(k)   Termination for Cause.   Except as explicitly provided otherwise in a Participant’s Stock Award Agreement, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR shall terminate upon the date on which the event giving rise to the termination occurred, and the Participant shall be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.
(l)   Non-Exempt Employees.   No Option or SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR.
Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) in the event of the Participant’s death or Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Stock Award Agreement or in another applicable agreement or in accordance with the Company’s then current employment policies and guidelines) any such vested Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.
6.   PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.
(a)   Restricted Stock Awards.   Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i)   Consideration.   A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board in its sole discretion and permissible under applicable law.
(ii)   Vesting.   Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.
(iii)   Termination of Participant’s Continuous Service.   In the event a Participant’s Continuous Service terminates, the Company may receive via a forfeiture condition or a repurchase right, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.
(iv)   Transferability.   Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement. Except as explicitly provided herein, no Restricted Stock Award may be transferred to a third-party financial institution or for consideration.
(b)   Restricted Stock Unit Awards.   Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:
(i)   Consideration.   At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.
(ii)   Vesting.   At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.
(iii)   Payment.   A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.
(iv)   Additional Restrictions.   At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.
(v)   Dividend Equivalents.   Subject to Section 2(f), dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.
(vi)   Termination of Participant’s Continuous Service.   Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.
(c)   Performance Stock Awards.   A Performance Stock Award is a Stock Award that may vest or may be exercised contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Stock Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.
(d)   Other Stock Awards.   Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan (including, but not limited to, Section 2(f)), the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.
7.   COVENANTS OF THE COMPANY.
(a)   Availability of Shares.   During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock reasonably required to satisfy such Stock Awards.

(b)   Securities Law Compliance.   The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.
(c)   No Obligation to Notify.   The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.
8.   MISCELLANEOUS.
(a)   Use of Proceeds from Sales of Common Stock.   Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.
(b)   Corporate Action Constituting Grant of Stock Awards.   Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.
(c)   Stockholder Rights.   No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Stock Award has been entered into the books and records of the Company.
(d)   No Employment or Other Service Rights.   Nothing in the Plan, any Stock Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
(e)   Incentive Stock Option $100,000 Limitation.   To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(f)   Investment Assurances.   The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock

Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.
(g)   Withholding Obligations.   Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from a Stock Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Stock Award Agreement.
(h)   Electronic Delivery.   Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Stock Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Board or another third party selected by the Board. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.
(i)   Deferrals.   To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Stock Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee. The Board is authorized to make deferrals of Stock Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of employment or retirement, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.
(j)   Clawback/Recovery.   All Stock Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in a Stock Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.
(k)   Compliance with Section 409A.   To the extent that the Board determines that any Stock Award granted hereunder is subject to Section 409A of the Code, the Stock Award Agreement evidencing such Stock Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Stock Award Agreements shall be interpreted in accordance with Section 409A of the Code, including without limitation any applicable guidance that may be issued or amended after the Effective Date.
9.   ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.
(a)   Capitalization Adjustments.   In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.
(b)   Dissolution or Liquidation.   Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c)   Corporate Transaction.   The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award, any other written agreement between the Company or any Affiliate and the holder of the Stock Award or in any director compensation policy of the Company.
(i)   Stock Awards May Be Assumed.   In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award, or may choose to assume or continue the Stock Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution shall be set by the Board.
(ii)   Stock Awards Held by Current Participants.   In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Stock Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Stock Awards may be exercised) shall be accelerated in full (and with respect to Performance Stock Awards, vesting shall be deemed satisfied at the 100% target level) to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Stock Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction).

(iii)   Stock Awards Held by Persons other than Current Participants.   In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Stock Awards shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction.
(d)   Appointment of Stockholder Representative.   As a condition to the receipt of a Stock Award under this Plan, a Participant will be deemed to have agreed that the Stock Award will be subject to the terms of any provision in the agreement governing a Corporate Transaction involving the Company for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.
(e)   No Restriction on Right to Undertake Transactions.   The grant of any Stock Award under the Plan and the issuance of shares pursuant to any Stock Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
(f)   Change in Control.   A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award, in any other written agreement between the Company or any Affiliate and the Participant, or in any director compensation policy of the Company.
10.   TERMINATION OR SUSPENSION OF THE PLAN.
(a)   Plan Term.   The Board may suspend or terminate the Plan at any time. No Incentive Stock Option will be granted after April 1, 2036. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
(b)   No Impairment of Rights.   Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.
11.   EFFECTIVE DATE OF PLAN.
This Plan shall become effective on the Effective Date.
12.   CHOICE OF LAW.
The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.
13.   DEFINITIONS.   As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:
(a)   “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board shall have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(b)   “Board” means the Board of Directors of the Company.

(c)   “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or similar transaction). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.
(d)   “Cause” shall have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term shall mean, with respect to a Participant, the occurrence of any of the following events: (i) an intentional action or intentional failure to act by the Participant that was performed in bad faith; (ii) a Participant’s intentional refusal or intentional failure to act in accordance with any lawful and proper direction or order of his or her superiors; (iii) a Participant’s habitual neglect of the duties of employment, which may include a failure to perform his or her job duties satisfactorily; (iv) a Participant’s indictment, charge, or conviction of a felony or any crime involving moral turpitude, or participation in any act of theft or dishonesty, regardless of whether such act has had or could reasonably be expected to have a material detrimental effect on the business of the Company or an Affiliate; or (v) a Participant’s violation of any material provision of the Company’s Proprietary Information and Inventions Agreement or violation of any material provision of any other written policy or procedure of the Company or an Affiliate. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Stock Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
(e)   “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)   any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
(ii)   there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)   the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation; or
(iv)   there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition.
Notwithstanding the foregoing or any other provision of this Plan, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.
(f)   “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(g)   “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).
(h)   “Common Stock” means the common stock of the Company.
(i)   “Company” means Omnicell, Inc., a Delaware corporation.
(j)   “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register the sale of the Company’s securities to such person.
(k)   “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service; provided, however, if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the Chief Executive Officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of (i) any leave of absence approved by the Board or Chief Executive Officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.
(l)   “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)   the consummation of a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;
(ii)   the consummation of a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii)   the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)   the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(m)   “Director” means a member of the Board.
(n)   “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(o)   “Effective Date” means the effective date of this Plan document, which is the date after the annual meeting of stockholders of the Company held in 2009 provided this Plan is approved by the Company’s stockholders at such meeting.
(p)   “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.
(q)   “Entity” means a corporation, partnership, limited liability company or other entity.
(r)   “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(s)   “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.
(t)   “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i)   If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii)   Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.
(iii)   In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(u)   “Full Value Award” means a Stock Award that is not an Option or SAR with respect to which the exercise or strike price is at least 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date of grant.
(v)   “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(w)   “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(x)   “Nonstatutory Stock Option” means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.
(y)   “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(z)   “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(aa)   “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.
(bb)   “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(cc)   “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).
(dd)   “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.
(ee)   “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(ff)   “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.
(gg)   “Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity or average stockholder’s equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales, backlog or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction, or other budgetary goals; (xvii) improvement in or attainment of working capital levels; (xviii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) customer satisfaction, service, or personal visitations; (xxvi) stockholders’ equity;

(xxvii) capital expenditures; (xxviii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; (xxxii) billings; (xxxiii) completion of strategic, business, development, financial, employee or integration plan (or equivalent type of plan); (xxxiv) manufacturing, production, research and development, product launch or product objective goals; (xxxv) litigation, arbitration or other conflict achievements or resolutions; (xxxvi) hiring or reduction in headcount; (xxxvii) timely completion of internal and external analysis, or audits; (xxxviii) completion of Performance Goals by direct reports; and (xxxix) such other measures of performance selected by the Board.
(hh)   “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board in the Stock Award Agreement at the time the Stock Award is granted or other terms setting forth the Performance Goals at the time the Performance Goals are established, the Board shall appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement.
(ii)   “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(jj)   “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c).
(kk)   “Plan” means this Omnicell, Inc. 2009 Equity Incentive Plan.
(ll)   “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).
(mm)   “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.
(nn)   “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).
(oo)   “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.
(pp)   “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(qq)   “Securities Act” means the Securities Act of 1933, as amended.
(rr)   “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(ss)   “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.
(tt)   “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.
(uu)   “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.
(vv)   “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).
(ww)   “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

Appendix B
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
OMNICELL, INC.
OMNICELL, INC., a corporation organized and existing under the laws of the state of Delaware (the “Corporation”) hereby certifies that:
1.   The name of the Corporation is OMNICELL, INC. The Corporation was originally incorporated under the name Omnicell Merger Corporation.
2.   The date of filing of the Corporation’s original Certificate of Incorporation was April 14, 2000, as amended and restated on August 13, 2001, and as amended on June 1, 2010.
3.   The Amended and Restated Certificate of Incorporation of the Corporation as provided in Exhibit A hereto was duly adopted in accordance with the provisions of Section 242 and Section 245 of the General Corporation Law of the State of Delaware by the Board of Directors of the Corporation.
4.   Pursuant to Section 245 of the Delaware General Corporation Law, approval of the stockholders of the Corporation has been obtained.
5.   The Amended and Restated Certificate of Incorporation so adopted reads in full as set forth in Exhibit A attached hereto and is hereby incorporated by reference.
IN WITNESS WHEREOF, the undersigned has signed this certificate this        day of       , 2026, and hereby affirms and acknowledges under penalty of perjury that the filing of this Amended and Restated Certificate of Incorporation is the act and deed of Omnicell, Inc.
OMNICELL, INC.
By:

Randall A. Lipps
Chairman of the Board

Exhibit A
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
OMNICELL, INC.
ARTICLE I.
The name of this corporation is OMNICELL, INC.
ARTICLE II.
The address of the registered office of the corporation in the State of Delaware is 251 Little Falls Drive~~9 East Loockerman Street~~, City of ~~Dover~~Wilmington, County of ~~Kent~~New Castle, 19808~~901~~, and the name of the registered agent of the corporation in the State of Delaware at such address is ~~National Registered Agents, Inc~~Corporation Service Company.
ARTICLE III.
The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.
ARTICLE IV.
A.   This corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the corporation is authorized to issue is one hundred and five million (105,000,000) shares. One hundred million (100,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($.001). Five million (5,000,000) shares shall be Preferred Stock, each having a par value of one-tenth of one cent ($.001).
B.   The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate (a “Preferred Stock Designation”) pursuant to the Delaware General Corporation Law (“DGCL”), to fix or alter from time to time the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions of any wholly unissued series of Preferred Stock, and to establish from time to time the number of shares constituting any such series or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.
ARTICLE V.
For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation and regulation of the powers of the corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:
A.
1.   The management of the business and the conduct of the affairs of the corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed exclusively by one or more resolutions adopted by the Board of Directors.
2.   BOARD OF DIRECTORS
Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, following the closing of the initial public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), covering the offer and sale of Common Stock to the public (the “Initial Public Offering”), the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the closing of the Initial Public Offering, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the Initial Public Offering, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the Initial Public Offering, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.
3.   VACANCIES
a.   Subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, except as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified.
b.   If at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent (10%) of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in offices as aforesaid, which election shall be governed by Section 211 of the DGCL.
B.
1.   Subject to paragraph (h) of Section 43 of the Bylaws, the Bylaws may be altered or amended or new Bylaws adopted by the affirmative vote of at least sixty-six and two-thirds percent (66 2∕3%) of the voting power of all of the then-outstanding shares of the voting stock of the corporation entitled to vote. The Board of Directors shall also have the power to adopt, amend, or repeal Bylaws.
2.   The directors of the corporation need not be elected by written ballot unless the Bylaws so provide.
3.   No action shall be taken by the stockholders of the corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws.
4.   Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the corporation shall be given in the manner provided in the Bylaws of the corporation.

ARTICLE VI.
A.   The personal liability of the directors and officers for monetary damages for a breach of fiduciary duty as a director or officer shall be eliminated or limited to the fullest extent under applicable law. If the DGCL is amended to authorize the further elimination or limitation of liability of directors or officers, then the liability of a director or officer of the corporation, in addition to the elimination and limitation on personal liability provided herein, shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.
B.   Any repeal or modification of this Article VI shall be prospective and shall not affect the rights under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.
ARTICLE VII.
A.   The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in paragraph B. of this Article VII, and all rights conferred upon the stockholders herein are granted subject to this reservation.
B.   Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law, this Certificate of Incorporation or any Preferred Stock Designation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2∕3%) of the voting power of all of the then-outstanding shares of the voting stock, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI, and VII.

01 - Joanne B. Bauer02 - Robin G. Seim03 - Eileen J. Voynick1UPXForWithholdForWithholdForWithholdProposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, 4 and 5.A049A8D2. Say on Pay - An advisory vote to approve named executive officer compensation.3. Proposal to approve an amendment to the Omnicell, Inc. 2009 Equity Incentive Plan, as amended, to, among other items, add an additional 1,600,000 shares to the number of shares of common stock authorized for issuance under such plan.5. Proposal to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026.1. Proposal to elect Class I Directors to hold office until the 2029 Annual Meeting of Stockholders:ForAgainstAbstainForAgainstAbstainForAgainstAbstainPlease sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please givefull title.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box.Date (mm/dd/yyyy) — Please print date below.Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.B4. Proposal to approve an amendment to the Company’s
Amended and Restated Certificate of Incorporation to provide exculpation from personal liability for certain officers as permitted by Delaware law and make certain other minor, non-substantive updates.Annual Meeting Proxy CardUsing a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qNOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.ForAgainstAbstainMMMMMMMMMMMMMMMMMMMMM1234 5678 9012 345685050If no electronic voting,delete QR code and control #000001MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6ENDORSEMENT_LINE______________ SACKPACK_____________MMMMMMMMMMMMMMMC123456789000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 extMR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDC 1234567890 J N TMMMMMMMYou may vote online or by phone instead of mailing this card.OnlineGo to www.investorvote.com/OMCL or scan the QR code — login details are located in the shaded bar below.Your vote matters – here’s how to vote!Online During The MeetingGo to meetnow.global/MKXZRSQ at the meeting date and time. Control number is in the shaded bar below.Save paper, time and money!Sign up for electronic delivery at www.investorvote.com/OMCLPhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and CanadaPRELIMINARY PROXY CARD SUBJECT TO COMPLETION

Small steps make an impact.Help the environment by consenting to receive electronicdelivery, sign up at www.investorvote.com/OMCLTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Randall A. Lipps and Corey J. Manley, jointly or individually, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote all shares of common stock of Omnicell, Inc. (the “Company”) that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on Tuesday, May 19, 2026, or any adjournment thereof, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment thereof.WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL THE NOMINEES LISTED AND FOR PROPOSALS 2, 3, 4 AND 5.PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.CONTINUED AND TO BE SIGNED ON REVERSE SIDEProxy — Omnicell, Inc.Non-Voting ItemsCq IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qChange of Address — Please print new address below.The 2026 Annual Meeting of Stockholders of Omnicell, Inc. will be held onTuesday, May 19, 2026 at 4:30 p.m. Eastern Time, virtually via live audio webcast at meetnow.global/MKXZRSQ.To access the virtual meeting, you must have the information that is printed in the shaded barlocated on the reverse side of this form.